UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2013

Item 1. Reports to Stockholders.

4	30	2013

SEMIANNUAL REPORT

Oppenheimer Global Allocation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/13

	Class A Shares of the Fund		S&P 500 Index	Russell 1000 Index	MSCI All Country World Index (ex-U.S.)	Barclays U.S. Aggregate Bond Index	Barclays Multiverse Index (ex-U.S.)	Reference Index
	Without Sales Charge	With Sales Charge
6-Month	11.24%	4.85%	14.42%	15.05%	12.78%	0.90%	–2.36%	7.92%
1-Year	11.19	4.80	16.89	17.17	14.15	3.68	–0.08	10.20
5-Year	3.48	2.26	5.21	5.49	–0.84	5.72	3.48	4.25
10-Year	5.14	4.52	7.88	8.32	10.32	5.04	5.85	8.51

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER GLOBAL ALLOCATION FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 11.24% during the reporting period. The Fund outperformed its Reference Index (the “Index”), a customized weighted index currently comprised of 30% of the Russell 1000 Index, 30% of the MSCI All Country World Index (ex-U.S.), 20% of the Barclays U.S. Aggregate Bond Index, and 20% of the Barclays Multiverse Index (ex-U.S.), which returned 7.92%. The Fund’s positive results were driven by its investments in international equities, underweight in duration, positive security selection, and its derivative strategies.

MARKET OVERVIEW

The reporting period was largely defined by increased central bank stimulative measures. Prior to the start of the reporting period, central banks in the United States and Europe announced new accommodative policy measures intended to promote market liquidity and stimulate greater economic growth. In September 2012, the Federal Reserve (the “Fed”) embarked on a new round of open-ended quantitative easing involving monthly purchases of $40 billion of mortgage-backed securities issued by U.S. government agencies. During the period, the Fed increased its monthly purchases to $85 billion. Meanwhile, the head of the European Central Bank (the “ECB”) had reassured investors that his institution was committed to supporting the Eurozone, and the ECB signaled its conditional intention to purchase massive amounts of debt from troubled members of the European Union. In China, a new government was widely expected to adopt more stimulative monetary and fiscal policies. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted economic policies and the central bank announced a massive quantitative easing program, which will likely promote export activity by reducing the value of the yen against most other major currencies. Investors reacted positively to these measures, resulting in a rally among equities and higher yielding bonds.

FUND REVIEW

During the period, investments in international equities provided the strongest contribution to the Fund’s return and outperformed the MSCI All Country World Index (ex-U.S.) Index. Our investments in U.S. equities also produced positive total returns for the Fund, but underperformed relative to the Russell 1000 Index. The performance of equities overall was buoyed by the stimulus measures taken by central banks this period, despite fears caused by the so-called U.S. fiscal cliff and related sequester, ongoing European concerns, China’s slowing growth,

OPPENHEIMER GLOBAL ALLOCATION FUND	3

and continued deleveraging. The strong performance of our international equity investments was driven by the performance of equities in international developed markets. Developing market equities also produced positively, but to a lesser degree. This was largely the result of a slippage in economic output expansion coupled with a deceleration of credit growth and falling inflationary momentum in certain emerging markets.

Among our fixed-income and alternatives strategies, the Fund benefited from investments in leveraged loans and high yield bonds. We believe these investments continue to offer more attractive risk-adjusted returns than Treasuries. Our investment in event-linked bonds also contributed positively. The Fund also had a small allocation to mortgages at period end, which produced muted performance this period.

We use derivatives to cheaply mitigate downside risk and efficiently access market upside; what we call “return shaping.” Over the period, we hedged exposure to downside risk, and at the same time implemented upside capture strategies, which are intended to capture gains from a sustained equity market rally. The Fund received positive contributions from both its upside capture and downside protection strategies, as our disciplined profit taking process allowed us to lock in gains.

Our upside capture strategies benefited as the markets rallied during the period. Specifically, our S&P 500 and NIKKEI 225 call options were accretive to returns. A significant portion of our downside protection strategy entailed owning and selling Chicago Board Options Exchange Market Volatility Index (the “CBOE VIX Index”) futures contracts to protect against market volatility.1 We managed this position by owning near-dated futures and selling longer-dated futures. The Fund benefited from this strategy, which provided downside protection at a low cost particularly over the first half of the period when markets were more volatile. This lowered the hurdle our upside strategies faced in paying for downside hedges as markets trended higher.

STRATEGY & OUTLOOK

During the reporting period, central bank measures have significantly boosted the markets. We believe current monetary policy will be left largely unchanged, with only minor changes as fundamentals gradually improve. In this environment, we believe equities are highly attractive, especially versus bonds. Among fixed-income investments, we currently favor floating rate securities and higher-yielding corporate bonds. We are currently maintaining very limited exposure to U.S. Treasuries as we believe there is little room for yields to compress from already low levels, making them a less viable hedging option. Instead, we are focused on

1 The CBOE VIX Index is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

4	OPPENHEIMER GLOBAL ALLOCATION FUND

establishing downside protection via derivative strategies, which we are currently able to purchase at lower costs due to muted volatility. Moreover, the relative cheapness of equities allows us to harvest risk premium from stocks to help pay for defensive hedges.

Mark Hamilton[1] Portfolio Manager

When quantitative easing is scaled back, we expect the market will likely begin focusing more on company fundamentals rather than macroeconomic developments. We believe this can provide increased opportunity for our security selection teams to add even more value.

Benjamin Rockmuller, CFA Portfolio Manager

1. Mark Hamilton became a Portfolio Manager on April 8, 2013.

OPPENHEIMER GLOBAL ALLOCATION FUND	5

Top Holdings and Allocations

TOP TEN COMMON STOCK INDUSTRIES
Software	3.8%
Internet Software & Services	3.0
Commercial Banks	2.7
Pharmaceuticals	2.5
Beverages	2.5
Semiconductors & Semiconductor Equipment	2.0
Capital Markets	2.0
Hotels, Restaurants & Leisure	2.0
Textiles, Apparel & Luxury Goods	1.9
Specialty Retail	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
Telefonaktiebolaget LM Ericsson, B Shares	1.0%
Walt Disney Co. (The)	0.8
SAP AG	0.8
Google, Inc., Cl. A	0.8
European Aeronautic Defense & Space Co.	0.7
McDonald’s Corp.	0.7
Roche Holding AG	0.7
Unilever plc	0.6
UBS AG	0.6
Colgate-Palmolive Co.	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on net assets. For more current Top 10 Fund Holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on the total market value of investments.

6	OPPENHEIMER GLOBAL ALLOCATION FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Common Stocks	63.7%
Domestic Fixed Income Funds	12.4
Oppenheimer Master Loan Fund, LLC
Oppenheimer Short Duration Fund, Cl. Y
Non-Convertible Corporate Bonds and Notes	7.9
Alternative Fund	6.7
Oppenheimer Master Event-Linked Bond Fund, LLC
Mortgage-Backed Obligations	5.9
Money Market Funds	1.1
Oppenheimer Institutional Money Market Fund
Wholly-Owned Subsidiary	0.9
Options Purchased	0.8
Corporate Loans	0.5
Asset-Backed Securities	0.1
Structured Securities	—	*
Convertible Corporate Bonds and Notes	—	*
Preferred Stocks	—	*
Rights, Warrants and Certificates	—	*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on the total market value of investments.

TOP TEN GEOGRAPHICAL HOLDINGS
United States	65.8%
United Kingdom	4.4
Germany	3.3
Japan	2.9
Switzerland	2.8
France	2.6
India	2.2
Brazil	2.0
The Netherlands	1.7
Sweden	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on the total market value of investments.

OPPENHEIMER GLOBAL ALLOCATION FUND	7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
CLASS A (QVGIX)	11/1/91	11.24%	11.19%	3.48%	5.14%
CLASS B (QGRBX)	9/1/93	10.73%	10.28%	2.65%	4.66%
CLASS C (QGRCX)	9/1/93	10.77%	10.40%	2.74%	4.37%
CLASS I (QGRIX)	2/28/12	11.47%	11.78%	8.73%*	N/A
CLASS N (QGRNX)	3/1/01	11.07%	10.95%	3.24%	4.85%
CLASS Y (QGRYX)	5/1/00	11.38%	11.54%	3.88%	5.50%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/13
	Inception Date	6-Month	1-Year	5-Year	10-Year
CLASS A (QVGIX)	11/1/91	4.85%	4.80%	2.26%	4.52%
CLASS B (QGRBX)	9/1/93	5.73%	5.28%	2.28%	4.66%
CLASS C (QGRCX)	9/1/93	9.77%	9.40%	2.74%	4.37%
CLASS I (QGRIX)	2/28/12	11.47%	11.78%	8.73%*	N/A
CLASS N (QGRNX)	3/1/01	10.07%	9.95%	3.24%	4.85%
CLASS Y (QGRYX)	5/1/00	11.38%	11.54%	3.88%	5.50%

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index, the Russell 1000 Index, the MSCI All Country World Index (ex-U.S.), the Barclays U.S. Aggregate Bond Index, the Barclays Multiverse Index (ex-U.S.) and the Fund’s Reference Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be

8	OPPENHEIMER GLOBAL ALLOCATION FUND

a representative sample of leading companies in leading industries within the U.S. economy. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The MSCI All Country World Index (ex U.S.) is designed to measure global developed and emerging equity market performance excluding the United States. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Barclays Multiverse Index (ex-U.S.) provides a broad-based measure of the global fixed-income bond market. The Fund’s Reference Index is a customized weighted index currently comprised of 30% of the Russell 1000 Index, 30% of the MSCI All Country World Index (ex-U.S.), 20% of the Barclays U.S. Aggregate Bond Index, and 20% of the Barclays Multiverse Index (ex-U.S.). Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER GLOBAL ALLOCATION FUND	9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	OPPENHEIMER GLOBAL ALLOCATION FUND

Fund Expenses  Continued

Actual	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During 6 Months Ended April 30, 2013
Class A	$1,000.00	$1,112.40	$6.99
Class B	1,000.00	1,107.30	11.66
Class C	1,000.00	1,107.70	10.76
Class I	1,000.00	1,114.70	4.31
Class N	1,000.00	1,110.70	8.35
Class Y	1,000.00	1,113.80	5.10

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.20	6.68
Class B	1,000.00	1,013.79	11.15
Class C	1,000.00	1,014.63	10.29
Class I	1,000.00	1,020.73	4.12
Class N	1,000.00	1,016.91	7.98
Class Y	1,000.00	1,019.98	4.87

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2013 are as follows:

Class	Expense Ratios
Class A	1.33%
Class B	2.22
Class C	2.05
Class I	0.82
Class N	1.59
Class Y	0.97

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER GLOBAL ALLOCATION FUND	11

STATEMENT OF INVESTMENTS    April 30, 2013 / (Unaudited)

	Shares	Value

Wholly-Owned Subsidiary—0.8%
Oppenheimer Global Allocation Fund (Cayman) Ltd.[1,2] (Cost $16,901,743)	2,921	$14,913,533
Common Stocks—63.4%
Consumer Discretionary—10.1%
Auto Components—0.1%
Dorman Products, Inc.	13,520	510,245
Johnson Controls, Inc.	11,870	415,569

		925,814
Automobiles—0.6%
Bayerische Motoren Werke (BMW) AG	10,869	1,002,691
Bayerische Motoren Werke (BMW) AG, Preference	118,259	8,220,023
PT Astra International Tbk	1,720,000	1,300,283

		10,522,997
Diversified Consumer Services—0.4%
Benesse Holdings, Inc.	30,600	1,354,455
Dignity plc	82,968	1,774,655
Estacio Participacoes SA2	55,600	1,318,893
Kroton Educacional SA	111,852	1,561,987
MegaStudy Co. Ltd.	4,057	276,287
New Oriental Education & Technology Group, Inc., Sponsored ADR	52,050	995,717
Zee Learn Ltd.[2]	77,279	25,174

		7,307,168
Hotels, Restaurants & Leisure—2.0%
Buffalo Wild Wings, Inc.[2]	15,470	1,392,300
Carnival Corp.	207,090	7,146,676
Chuy’s Holdings, Inc.[2]	22,570	738,039
Domino’s Pizza Group plc	211,090	2,134,607
Genting Berhad	419,100	1,446,360
Home Inns & Hotels Management, Inc., ADR[2]	22,480	560,202
Jollibee Foods Corp.	243,130	759,043
Lottomatica SpA	70,863	1,806,734
McDonald’s Corp.[3]	118,675	12,121,465
Panera Bread Co., Cl. A2	6,010	1,065,152
William Hill plc	706,871	4,677,556
Yum! Brands, Inc.	22,600	1,539,512

		35,387,646
Household Durables—0.4%
La-Z-Boy, Inc.	54,890	991,313
MRV Engenharia e Participacoes SA	109,400	470,790

12	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Household Durables Continued
Ryland Group, Inc. (The)	35,290	$1,590,167
SEB SA	17,580	1,274,285
Standard Pacific Corp.[2]	228,770	2,070,369
TRI Pointe Homes, Inc.[2]	26,070	495,330

		6,892,254
Internet & Catalog Retail—0.3%
Amazon.com, Inc.[2]	6,516	1,653,826
B2W Companhia Global do Varejo[2]	58,517	332,252
Ctrip.com International Ltd., ADR[2]	87,350	1,919,953
HomeAway, Inc.[2]	27,660	845,013
Yoox SpA[2]	64,150	1,204,719

		5,955,763
Leisure Equipment & Products—0.0%
Nintendo Co. Ltd.	3,800	420,988
Media—1.7%
Grupo Televisa SA, Sponsored ADR	205,110	5,193,385
Lions Gate Entertainment Corp.[2]	43,400	1,076,754
SES, FDR	39,930	1,246,810
Time Warner Cable, Inc.	17,438	1,637,254
Virgin Media, Inc.	27,030	1,318,523
Walt Disney Co. (The)[3]	237,366	14,916,079
Zee Entertainment Enterprises Ltd.	1,238,823	5,380,688

		30,769,493
Multiline Retail—0.8%
Lojas Americanas SA, Preference	236,090	2,060,293
PPR	49,510	10,892,030
S.A.C.I. Falabella SA	5,418	61,951
Shinsegae Co. Ltd.	3,536	763,920

		13,778,194
Specialty Retail—1.9%
Asbury Automotive Group, Inc.[2]	48,330	1,937,550
Conn’s, Inc.[2]	45,580	1,974,070
Five Below, Inc.[2]	17,090	615,069
Francesca’s Holdings Corp.[2]	27,090	773,690
Home Depot, Inc. (The)	23,280	1,707,588
Industria de Diseno Textil SA	67,987	9,137,099
Lithia Motors, Inc., Cl. A	37,140	1,839,173
Lumber Liquidators Holdings, Inc.[2]	20,960	1,717,882

OPPENHEIMER GLOBAL ALLOCATION FUND	13

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value

Specialty Retail Continued
O’Reilly Automotive, Inc.[2]	17,431	$1,870,695
Pier 1 Imports, Inc.	68,820	1,597,312
Tiffany & Co.[3]	110,973	8,176,491
TJX Cos., Inc. (The)	31,406	1,531,671
Vitamin Shoppe, Inc.[2]	21,390	1,051,319

		33,929,609
Textiles, Apparel & Luxury Goods—1.9%
Brunello Cucinelli SpA[2]	21,450	459,322
Burberry Group plc	54,964	1,140,654
Coach, Inc.	7,725	454,694
Compagnie Financiere Richemont SA	22,299	178,944
Compagnie Financiere Richemont SA, Cl. A	18,289	1,481,984
Luxottica Group SpA	25,555	1,330,369
LVMH Moet Hennessy Louis Vuitton SA	54,510	9,439,987
Nike, Inc., Cl. B	69,852	4,442,587
Prada SpA, Unsponsored ADR	193,500	1,728,223
Ralph Lauren Corp., Cl. A	19,153	3,477,802
Salvatore Ferragamo Italia SpA	26,922	803,764
Steven Madden Ltd.[2]	38,430	1,868,851
Swatch Group AG (The), Cl. B	1,784	1,021,704
Tod’s SpA	28,131	4,082,594
Under Armour, Inc., Cl. A2	21,770	1,242,632
VF Corp.	7,600	1,354,472

		34,508,583
Consumer Staples—6.7%
Beverages—2.5%
Anadolu Efes Biracilik ve Malt Sanayii AS	72,221	1,200,494
Anheuser-Busch InBev NV, Sponsored ADR	18,220	1,742,196
Brown-Forman Corp., Cl. B	38,610	2,722,005
C&C Group plc	352,464	2,190,918
Carlsberg AS, Cl. B	53,848	4,998,520
Coca-Cola Co. (The)[3]	106,700	4,516,611
Companhia de Bebidas das Americas, Preference, ADR	108,900	4,575,978
Diageo plc	76,891	2,345,774
Fomento Economico Mexicano SAB de CV, Sponsored ADR	53,566	6,073,849
Fomento Economico Mexicano SAB de CV, UBD	200,050	2,268,671
Heineken NV	61,807	4,364,494
Nigerian Breweries plc	591,834	617,680
Pernod-Ricard SA	18,170	2,249,325

14	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Beverages Continued
SABMiller plc	66,600	$3,588,271
Tsingtao Brewery Co. Ltd.	58,000	388,652
United Spirits Ltd.	7,119	293,468

		44,136,906
Food & Staples Retailing—1.0%
Almacenes Exito SA	43,892	719,555
Almacenes Exito SA, GDR[4]	57,600	962,012
BIM Birlesik Magazalar AS	13,364	685,811
Cencosud SA	219,950	1,242,126
Costco Wholesale Corp.	38,377	4,161,218
E-Mart Co. Ltd.	3,301	646,606
Fairway Group Holdings Corp.[2]	15,310	269,150
Inretail Peru Corp.[2,5]	18,800	451,200
Magnit	13,188	2,812,604
Shoppers Drug Mart Corp.	54,911	2,459,263
Susser Holdings Corp.[2]	32,810	1,744,508
Wal-Mart de Mexico SAB de CV, Series V	345,350	1,095,582
Woolworths Ltd.	22,287	841,250

		18,090,885
Food Products—1.7%
Annie’s, Inc.[2]	16,830	636,006
Aryzta AG	37,792	2,345,234
Barry Callebaut AG	1,493	1,457,995
Boulder Brands, Inc.[2]	66,450	598,715
DANONE SA	5,640	430,875
Mead Johnson Nutrition Co., Cl. A	12,150	985,244
Nestle SA	109,773	7,839,242
Nestle SA, Sponsored ADR	17,955	1,278,935
Tingyi (Cayman Islands) Holding Corp.	674,000	1,867,361
Unilever plc	269,072	11,644,447
Want Want China Holdings Ltd.	1,220,000	1,933,726

		31,017,780
Household Products—0.9%
Colgate-Palmolive Co.[3]	94,356	11,267,050
Hindustan Unilever Ltd.	149,827	1,620,635
Reckitt Benckiser Group plc	25,935	1,891,837
Unilever Indonesia Tbk	136,500	368,539

		15,148,061

OPPENHEIMER GLOBAL ALLOCATION FUND	15

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value

Personal Products—0.4%
Colgate-Palmolive (India) Ltd.	34,752	$936,611
Estee Lauder Cos., Inc. (The), Cl. A	41,510	2,878,719
L’Oreal SA2	4,490	800,635
Marico Ltd.	153,511	641,541
Natura Cosmeticos SA	66,400	1,664,024

		6,921,530
Tobacco—0.2%
Philip Morris International, Inc., Cl. A	35,103	3,355,496
Swedish Match AB	21,064	730,620

		4,086,116
Energy—3.6%
Energy Equipment & Services—1.8%
Atwood Oceanics, Inc.[2]	22,340	1,095,777
Cameron International Corp.[2]	20,920	1,287,626
China Oilfield Services Ltd., Cl. H	156,000	311,482
Dril-Quip, Inc.[2]	17,670	1,479,156
Ensco plc, Cl. A	32,460	1,872,293
Eurasia Drilling Co. Ltd., GDR	21,890	855,899
FMC Technologies, Inc.[2]	15,870	861,741
Forum Energy Technologies, Inc.[2]	32,310	898,541
Helix Energy Solutions Group, Inc.[2]	33,540	772,762
Hunting plc	14,380	180,261
Oceaneering International, Inc.	36,010	2,526,822
Saipem SpA	31,827	901,164
Schlumberger Ltd.	39,671	2,952,713
Schoeller-Bleckmann Oilfield Equipment AG	11,677	1,141,973
Technip SA	81,780	8,777,567
Tenaris SA, ADR	44,400	1,975,356
Transocean Ltd.[2]	82,110	4,226,202

		32,117,335
Oil, Gas & Consumable Fuels—1.8%
Approach Resources, Inc.[2]	17,950	425,774
BG Group plc	197,340	3,324,405
Bonanza Creek Energy, Inc.[2]	21,320	732,342
Cabot Oil & Gas Corp.	1,440	97,992
Cairn Energy plc[2]	122,467	549,016
Chevron Corp.	27,752	3,386,022
CNOOC Ltd.	811,000	1,509,100

16	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Oil, Gas & Consumable Fuels Continued
Concho Resources, Inc.[2]	6,250	$538,313
EOG Resources, Inc.	12,270	1,486,633
Exxon Mobil Corp.	16,803	1,495,299
HollyFrontier Corp.	30,710	1,518,610
Marathon Petroleum Corp.	24,210	1,897,096
Noble Energy, Inc.	21,970	2,488,981
NovaTek OAO, Sponsored GDR	23,700	2,398,440
Oasis Petroleum, Inc.[2]	46,190	1,581,084
Petroleo Brasileiro SA, Sponsored ADR	100,900	2,014,973
Phillips 66	12,506	762,241
Repsol YPF SA	156,013	3,670,174
Rex Energy Corp.[2]	63,820	1,025,587
Tullow Oil plc	110,380	1,716,302

		32,618,384
Financials—8.9%
Capital Markets—2.0%
Artisan Partners Asset Management, Inc.[2]	15,960	595,308
BinckBank NV	88,523	678,381
Charles Schwab Corp. (The)	19,450	329,872
Credit Suisse Group AG	125,779	3,500,786
Deutsche Bank AG	23,775	1,093,049
Evercore Partners, Inc., Cl. A	25,720	970,930
Financial Engines, Inc.	12,180	442,987
Goldman Sachs Group, Inc. (The)	44,925	6,562,195
ICAP plc	329,154	1,471,496
Invesco Ltd.	68,930	2,187,838
Northern Trust Corp.	58,800	3,170,496
T. Rowe Price Group, Inc.	25,476	1,847,010
Tullett Prebon plc	255,960	972,121
UBS AG	633,428	11,345,886
Virtus Investment Partners, Inc.[2]	3,090	590,190

		35,758,545
Commercial Banks—2.7%
ABSA Group Ltd.	31,479	518,096
Akbank TAS	116,396	611,602
Banco Bilbao Vizcaya Argentaria SA	611,754	5,975,307
Banco Bradesco SA, Sponsored ADR	73,466	1,218,801
Banco Davivienda SA, Preference	55,678	744,983

OPPENHEIMER GLOBAL ALLOCATION FUND	17

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value

Commercial Banks Continued
Bancolombia SA, Sponsored ADR	10,930	$740,726
Commercial International Bank	142,728	629,018
Grupo Financiero Inbursa SA de CV	230,174	667,644
Guaranty Trust Bank plc	2,866,834	465,407
HDFC Bank Ltd., ADR	29,900	1,268,956
ICICI Bank Ltd., Sponsored ADR	229,310	10,736,294
Itau Unibanco Holding SA, Preference, ADR	265,240	4,463,989
PrivateBancorp, Inc.	58,910	1,129,894
Siam Commercial Bank Public Co. Ltd.	160,400	1,016,504
Signature Bank[2]	18,460	1,321,921
Societe Generale[2]	62,140	2,257,018
Standard Bank Group Ltd.	54,626	682,406
Standard Chartered plc	38,247	960,675
Sumitomo Mitsui Financial Group, Inc.	101,300	4,785,213
Texas Capital Bancshares, Inc.[2]	16,530	688,640
Turkiye Garanti Bankasi AS	115,291	638,608
U.S. Bancorp	45,768	1,523,159
Wells Fargo & Co.	85,164	3,234,529
Western Alliance Bancorp[2]	77,430	1,138,995
Zenith Bank plc	3,507,093	447,265

		47,865,650
Consumer Finance—0.3%
American Express Co.	67,416	4,611,929
Credit Acceptance Corp.[2]	5,520	553,822

		5,165,751
Diversified Financial Services—1.5%
BM&FBOVESPA SA	1,064,000	7,381,392
Citigroup, Inc.	73,600	3,434,176
CME Group, Inc.	3,510	213,619
Haci Omer Sabanci Holding AS	394,688	2,454,760
Hong Kong Exchanges & Clearing Ltd.	107,824	1,813,242
JPMorgan Chase & Co.	76,822	3,765,046
McGraw Hill Financial, Inc.	125,600	6,796,216
Moscow Exchange (The)[2]	1,139,406	1,709,109

		27,567,560
Insurance—1.7%
AIA Group Ltd.	379,200	1,683,400
Allianz SE	45,282	6,682,007

18	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Insurance Continued
Chubb Corp. (The)	22,538	$1,984,922
Dai-ichi Life Insurance Co. Ltd. (The)	3,511	4,847,139
Fidelity National Financial, Inc., Cl. A	111,350	2,989,748
Marsh & McLennan Cos., Inc.	46,420	1,764,424
ProAssurance Corp.	44,200	2,165,358
Prudential plc	493,342	8,467,976
Sul America SA	74,560	557,127

		31,142,101
Real Estate Investment Trusts (REITs)—0.1%
Coresite Realty Corp.	32,990	1,193,578
Ryman Hospitality Properties, Inc.	23,998	1,066,951

		2,260,529
Real Estate Management & Development—0.4%
DLF Ltd.	733,388	3,228,268
Hang Lung Group Ltd.	101,500	601,111
Hang Lung Properties Ltd.	341,570	1,324,879
SM Prime Holdings, Inc.	2,804,103	1,362,538
Soho China Ltd.	608,000	524,938
Wallace Theater Holdings, Inc. (related to Sr. Sec. Nts., 6/15/13)[2,5]	430	2,524

		7,044,258
Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	219,229	3,448,253
Health Care—7.5%
Biotechnology—1.4%
Aegerion Pharmaceuticals, Inc.[2]	8,530	358,601
Alexion Pharmaceuticals, Inc.[2]	2,300	225,400
Amgen, Inc.	12,120	1,263,025
Biogen Idec, Inc.[2]	6,590	1,442,749
CSL Ltd.	35,500	2,317,106
Cubist Pharmaceuticals, Inc.[2]	21,820	1,001,974
Gilead Sciences, Inc.[2]	110,220	5,581,541
Grifols SA2	57,848	2,321,295
Medivation, Inc.[2]	45,820	2,415,172
Theravance, Inc.[2]	97,710	3,297,713
ThromboGenics NV2	13,783	673,240
Vertex Pharmaceuticals, Inc.[2]	59,790	4,593,068

		25,490,884

OPPENHEIMER GLOBAL ALLOCATION FUND	19

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value

Health Care Equipment & Supplies—1.7%
Abaxis, Inc.	16,420	$700,970
Baxter International, Inc.[3]	49,939	3,489,238
Cooper Cos., Inc. (The)	25,120	2,773,248
Covidien plc	41,823	2,669,980
DiaSorin SpA	28,024	1,051,089
Endologix, Inc.[2]	69,900	1,049,898
Essilor International SA	15,680	1,764,317
Insulet Corp.[2]	46,860	1,182,746
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	666,000	642,149
Sirona Dental Systems, Inc.[2]	35,310	2,596,697
Sonova Holding AG	12,271	1,335,583
Spectranetics Corp. (The)[2]	35,600	663,940
St. Jude Medical, Inc.	45,260	1,865,617
Straumann Holding AG	2,096	274,793
Thoratec Corp.[2]	15,810	572,322
William Demant Holding AS2	14,999	1,200,217
Zimmer Holdings, Inc.	74,650	5,706,993

		29,539,797
Health Care Providers & Services—1.5%
Acadia Healthcare Co., Inc.[2]	28,490	898,860
Aetna, Inc.	118,820	6,825,021
Air Methods Corp.	43,050	1,575,200
Apollo Hospitals Enterprise Ltd.	40,209	619,909
Capital Senior Living Corp.[2]	41,740	1,012,612
Diagnosticos da America	102,900	566,252
MWI Veterinary Supply, Inc.[2]	13,880	1,633,815
Sinopharm Group Co., Cl. H5	347,400	1,031,883
Sonic Healthcare Ltd.	118,200	1,624,852
Team Health Holdings, Inc.[2]	52,160	1,944,525
WellCare Health Plans, Inc.[2]	10,100	588,931
WellPoint, Inc.[3]	120,720	8,802,902

		27,124,762
Health Care Technology—0.2%
Cerner Corp.[2]	13,490	1,305,427
Compugroup Medical AG	30,741	708,881
Medidata Solutions, Inc.[2]	13,190	875,288
Vocera Communications, Inc.[2]	46,990	930,402

		3,819,998

20	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Life Sciences Tools & Services—0.2%
ICON plc[2]	50,130	$1,610,176
Mettler-Toledo International, Inc.[2]	4,067	849,840

		2,460,016
Pharmaceuticals—2.5%
Akorn, Inc.[2]	51,960	781,998
Allergan, Inc.[3]	54,459	6,183,819
Bayer AG	63,781	6,654,196
Bristol-Myers Squibb Co.[3]	117,717	4,675,719
BTG plc[2]	101,730	546,283
Cipla Ltd.	105,132	792,466
Eli Lilly & Co.	14,590	807,994
Jazz Pharmaceuticals plc[2]	13,340	778,389
Johnson & Johnson	24,317	2,072,538
Medicines Co. (The)[2]	22,350	754,536
Novo Nordisk AS, Cl. B	11,933	2,093,139
Novo Nordisk AS, Sponsored ADR	14,724	2,600,700
Perrigo Co.	8,080	964,833
Pfizer, Inc.	121,224	3,523,982
Roche Holding AG	46,712	11,675,488
Sun Pharmaceutical Industries Ltd.	27,649	487,136

		45,393,216
Industrials—8.8%
Aerospace & Defense—1.8%
B/E Aerospace, Inc.[2]	24,160	1,515,798
Embraer SA	197,700	1,723,298
Embraer SA, ADR	165,990	5,798,031
European Aeronautic Defense & Space Co.	246,110	12,998,619
Hexcel Corp.[2]	49,950	1,523,475
Honeywell International, Inc.	50,880	3,741,715
Precision Castparts Corp.	4,320	826,373
TransDigm Group, Inc.	4,820	707,576
United Technologies Corp.	43,812	3,999,597

		32,834,482
Air Freight & Logistics—0.3%
United Parcel Service, Inc., Cl. B	53,610	4,601,882
Building Products—0.5%
A.O. Smith Corp.	22,700	1,712,261
American Woodmark Corp.[2]	18,770	631,611

OPPENHEIMER GLOBAL ALLOCATION FUND	21

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value

Building Products Continued
Assa Abloy AB, Cl. B	165,886	$6,606,210
Fortune Brands Home & Security, Inc.[2]	10,930	397,743
Nortek, Inc.[2]	5,864	421,387

		9,769,212
Commercial Services & Supplies—0.4%
Aggreko plc	29,479	815,999
Edenred	18,640	620,572
Healthcare Services Group, Inc.	35,850	799,097
Mobile Mini, Inc.[2]	57,980	1,630,977
Prosegur Compania de Seguridad SA	226,803	1,266,438
Tyco International Ltd.	47,412	1,522,873

		6,655,956
Construction & Engineering—0.5%
FLSmidth & Co. AS	57,566	3,348,551
Koninklijke Boskalis Westminster NV	39,530	1,646,368
Leighton Holdings Ltd.	57,000	1,181,246
Outotec OYJ	29,812	435,011
Trevi Finanziaria Industriale SpA	199,266	1,522,056

		8,133,232
Electrical Equipment—1.1%
ABB Ltd.	63,765	1,443,594
AMETEK, Inc.	12,460	507,247
Eaton Corp. plc	49,760	3,055,762
Emerson Electric Co.	70,000	3,885,700
Generac Holdings, Inc.	20,690	743,392
Legrand SA	43,740	2,038,297
Nidec Corp.	53,600	3,645,361
Prysmian SpA	113,572	2,292,888
Rockwell Automation, Inc.	2,220	188,212
Roper Industries, Inc.	4,790	573,124
Schneider Electric SA	25,870	1,972,625

		20,346,202
Industrial Conglomerates—1.2%
3M Co.	64,560	6,760,078
Enka Insaat ve Sanayi AS	152,258	471,997
General Electric Co.	114,252	2,546,677
Jardine Strategic Holdings Ltd.	10,512	409,968
Siemens AG	85,469	8,925,884

22	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Industrial Conglomerates Continued
SM Investments Corp.	64,459	$1,793,138

		20,907,742
Machinery—1.1%
Aalberts Industries NV	149,195	3,343,148
Atlas Copco AB, Cl. A	31,099	818,616
Chart Industries, Inc.[2]	9,090	770,923
Cummins, Inc.	19,247	2,047,688
Fanuc Ltd.	23,500	3,543,622
Ingersoll-Rand plc	30,460	1,638,748
Lindsay Manufacturing Co.	11,740	901,867
Manitowoc Co., Inc. (The)	44,260	830,318
Middleby Corp. (The)[2]	9,580	1,432,976
Parker Hannifin Corp.	2,106	186,528
Proto Labs, Inc.[2]	7,770	396,892
PT United Tractors Tbk	80,000	146,053
Wabtec Corp.	16,230	1,703,176
Weir Group plc (The)	48,715	1,667,798

		19,428,353
Professional Services—0.4%
Advisory Board Co. (The)[2]	33,790	1,660,779
Experian plc	234,801	4,128,722
On Assignment, Inc.[2]	75,090	1,822,434

		7,611,935
Road & Rail—0.5%
Genesee & Wyoming, Inc., Cl. A2	19,000	1,618,800
J.B. Hunt Transport Services, Inc.	31,730	2,255,051
Kansas City Southern	27,230	2,969,976
Union Pacific Corp.	17,901	2,648,632

		9,492,459
Trading Companies & Distributors—0.9%
Beacon Roofing Supply, Inc.[2]	40,990	1,562,949
Brenntag AG	16,883	2,878,201
Bunzl plc	158,097	3,140,967
H&E Equipment Services, Inc.	89,360	1,819,370
United Rentals, Inc.[2]	47,480	2,497,923
W.W. Grainger, Inc.	10,310	2,541,106
Wolseley plc	37,136	1,836,120

		16,276,636

OPPENHEIMER GLOBAL ALLOCATION FUND	23

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value

Transportation Infrastructure—0.1%
DP World Ltd.[6]	17,946	$275,292
DP World Ltd.[6]	66,092	1,024,381
Koninklijke Vopak NV	23,942	1,326,170

		2,625,843
Information Technology—14.1%
Communications Equipment—1.7%
Cisco Systems, Inc.	54,040	1,130,517
Juniper Networks, Inc.[2]	231,670	3,834,139
QUALCOMM, Inc.[3]	123,084	7,584,436
Telefonaktiebolaget LM Ericsson, B Shares	1,404,953	17,537,389

		30,086,481
Computers & Peripherals—0.9%
Apple, Inc.[3]	24,313	10,764,581
Fusion-io, Inc.[2]	120,900	2,270,502
Gemalto NV	25,310	2,067,918
Stratasys Ltd.[2]	19,350	1,607,018

		16,710,019
Electronic Equipment, Instruments & Components—1.4%
Corning, Inc.[3]	60,799	881,586
Hoya Corp.	86,600	1,730,490
Ibiden Co. Ltd.	19,400	339,303
IPG Photonics Corp.	24,730	1,574,806
Keyence Corp.	24,850	7,876,750
Kyocera Corp.	33,000	3,354,670
Murata Manufacturing Co. Ltd.	89,900	7,312,992
Omron Corp.	29,300	927,732
OSI Systems, Inc.[2]	9,530	546,069
Synnex Technology International Corp.	368,000	622,228

		25,166,626
Internet Software & Services—3.0%
Baidu, Inc., Sponsored ADR[2]	50,880	4,368,048
Cornerstone OnDemand, Inc.[2]	76,730	2,783,764
CoStar Group, Inc.[2]	15,170	1,644,580
eBay, Inc.[2,3]	205,337	10,757,605
Facebook, Inc., Cl. A2	109,810	3,048,326
Google, Inc., Cl. A2,3	16,559	13,654,055
Mail.ru Group Ltd., GDR	20,800	561,600
Marin Software, Inc.[2]	15,290	224,763
MercadoLibre, Inc.	9,450	950,576

24	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Internet Software & Services Continued
Netease.com, Inc., ADR	13,700	$772,543
NHN Corp.	11,711	3,147,604
Telecity Group plc	126,040	1,806,109
Tencent Holdings Ltd.	79,000	2,723,416
United Internet AG	87,494	2,398,990
Web.com Group, Inc.[2]	62,100	1,080,540
Yahoo Japan Corp.	1,054	527,081
Yandex NV, Cl. A2	71,440	1,838,866
Youku, Inc., Sponsored ADR[2]	25,500	516,630

		52,805,096
IT Services—1.3%
Accenture plc, Cl. A	29,189	2,377,152
Amadeus IT Holding SA, Cl. A	53,701	1,585,224
Blackhawk Network Holdings, Inc.[2]	6,140	146,992
Cognizant Technology Solutions Corp., Cl. A2	16,700	1,082,160
Fiserv, Inc.2	15,010	1,367,561
Infosys Ltd.	148,317	6,144,660
International Business Machines Corp.	12,534	2,538,636
Maximus, Inc.	19,920	1,587,425
Tata Consultancy Services Ltd.	56,756	1,449,951
Teradata Corp.[2]	21,080	1,076,556
Visa, Inc., Cl. A	20,228	3,407,609

		22,763,926
Semiconductors & Semiconductor Equipment—2.0%
Altera Corp.	225,330	7,212,813
ARM Holdings plc	97,670	1,519,452
Avago Technologies Ltd.	79,730	2,548,171
Broadcom Corp., Cl. A	102,556	3,692,016
Cavium, Inc.[2]	34,580	1,087,541
Epistar Corp.	166,000	292,491
Intel Corp.	33,155	794,062
Maxim Integrated Products, Inc.	218,820	6,768,103
Monolithic Power Systems, Inc.	75,560	1,822,507
Semtech Corp.[2]	21,710	696,240
Taiwan Semiconductor Manufacturing Co. Ltd.	1,865,000	6,919,812
Texas Instruments, Inc.	43,438	1,572,890
Xilinx, Inc.	35,940	1,362,485

		36,288,583

OPPENHEIMER GLOBAL ALLOCATION FUND	25

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value

Software—3.8%
Adobe Systems, Inc.[2]	137,790	$6,211,573
Aspen Technology, Inc.[2]	85,870	2,617,318
Aveva Group plc	33,600	1,158,675
CommVault Systems, Inc.[2]	37,340	2,745,984
Dassault Systemes SA	20,030	2,442,651
Guidewire Software, Inc.[2]	59,290	2,376,343
Imperva, Inc.[2]	38,660	1,506,967
Infoblox, Inc.[2]	47,010	1,039,391
Interactive Intelligence Group[2]	19,370	802,499
Intuit, Inc.[3]	144,686	8,629,073
Microsoft Corp.[3]	223,581	7,400,531
NetSuite, Inc.[2]	28,090	2,470,796
Oracle Corp.[3]	90,543	2,968,000
QLIK Technologies, Inc.[2]	36,730	955,347
Sage Group plc (The)	329,170	1,725,692
Salesforce.com, Inc.[2]	36,320	1,493,115
SAP AG	184,628	14,664,131
ServiceNow, Inc.[2]	23,650	968,704
Sourcefire, Inc.[2]	8,180	390,677
Splunk, Inc.[2]	28,350	1,156,680
Temenos Group AG2	101,244	2,395,535
Ultimate Software Group, Inc. (The)[2]	24,830	2,398,330

		68,518,012
Materials—2.1%
Chemicals—1.3%
Asian Paints Ltd.	7,631	663,582
Cytec Industries, Inc.	20,020	1,458,657
Ecolab, Inc.	38,483	3,256,431
Filtrona plc	201,784	2,214,462
Linde AG	23,673	4,476,898
Monsanto Co.	44,371	4,739,710
Mosaic Co. (The)	18,790	1,157,276
Orica Ltd.	14,009	331,853
PPG Industries, Inc.	23,030	3,388,634
Sika AG	571	1,378,678

		23,066,181
Construction Materials—0.4%
Ambuja Cements Ltd.	186,798	654,944
CaesarStone Sdot Yam Ltd.[2]	30,110	706,381

26	OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Construction Materials Continued
Eagle Materials, Inc.	37,080	$2,512,170
James Hardie Industries SE, CDI	321,400	3,378,598
PT Semen Indonesia (Persero) Tbk	65,500	123,960
Ultra Tech Cement Ltd.	9,845	349,029

		7,725,082
Containers & Packaging—0.1%
Crown Holdings, Inc.[2]	24,360	1,039,685
Metals & Mining—0.2%
Anglo American plc	89,302	2,170,925
Antofagasta plc	40,030	559,771
Glencore International plc	139,400	686,314
Iluka Resources Ltd.	80,900	750,627
Impala Platinum Holdings Ltd.	60,817	829,960
Real Gold Mining Ltd.[2]	273,000	49,871

		5,047,468
Paper & Forest Products—0.1%
Boise Cascade Co.[2]	6,330	202,750
Catalyst Paper Corp.[2]	20,972	44,236
Louisiana-Pacific Corp.[2]	48,670	881,900

		1,128,886
Telecommunication Services—1.3%
Diversified Telecommunication Services—0.6%
AT&T, Inc.	39,708	1,487,462
BT Group plc	1,166,447	5,004,468
Inmarsat plc	182,460	2,047,740
Verizon Communications, Inc.	17,713	954,908
Ziggo NV	38,353	1,374,602

		10,869,180
Wireless Telecommunication Services—0.7%
America Movil SAB de CV, Series L, ADR[3]	188,030	4,020,081
KDDI Corp.	152,000	7,297,123
MTN Group Ltd.	82,699	1,490,950

		12,808,154
Utilities—0.3%
Electric Utilities—0.2%
Fortum OYJ	119,438	2,219,417
NextEra Energy, Inc.	20,487	1,680,549

OPPENHEIMER GLOBAL ALLOCATION FUND	27

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value

Electric Utilities Continued
Xcel Energy, Inc.	27,010	$858,648

		4,758,614
Energy Traders—0.1%
APR Energy plc	82,430	1,062,754

Total Common Stocks (Cost $931,916,479)		1,137,145,507
Preferred Stocks—0.0%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg. (Cost $433,736)	473	466,807

	Units
Rights, Warrants and Certificates—0.0%
Duluth Metals Ltd. Wts., Strike Price $0.001, Exp. 7/31/13[2] (Cost $1,767)	13,972	—

	Principal Amount
Asset-Backed Securities—0.1%
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts., Series 2013-1, Cl. E, 3.92%, 7/8/20[4]	$1,640,000	1,603,505
AmeriCredit Automobile Receivables Trust 2013-2, Automobile Receivables-Backed Nts., Series 2013-2, Cl. E, 3.41%, 10/8/20[4]	715,000	718,063

Total Asset-Backed Securities (Cost $2,353,049)		2,321,568
Mortgage-Backed Obligations—5.8%
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41	3,450,000	3,496,846
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AJ, 5.893%, 6/1/50[7]	5,000,000	4,918,255
Bear Stearns Commercial Mortgage Securities Trust 2007-T26, Commercial Mtg. Pass-Through Certificates, Series 2007-T26, Cl. AJ, 5.566%, 1/1/45[7]	9,150,000	9,116,433
CHL Mortgage Pass-Through Trust 2007-15, Mtg. Pass-Through Certificates, Series 2007-15, Cl. 1A29, 6.25%, 9/1/37	5,141,514	4,976,268
Citigroup Commercial Mortgage Trust 2013-GC11, Commercial Mtg. Pass-Through Certificates, Series 2013-GC11, Cl. D, 4.459%, 4/1/23[5,7]	1,935,000	1,867,426
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	5,800,000	6,271,743
Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2012-CR4, Cl. D, 4.731%, 10/1/45[4,7]	995,000	993,454
Series 2012-CR5, Cl. E, 4.335%, 12/1/45[7]	135,000	132,120
Series 2013-CR6, Cl. D, 4.316%, 3/1/46[7]	1,040,000	989,506
Series 2013-CR7, Cl. D, 4.361%, 3/1/46[4,7]	525,000	498,323
Countrywide Alternative Loan Trust 2006-J2, Mtg. Pass-Through Certificates, Series 2006-J2, Cl. A7, 6%, 4/1/36	5,689,931	5,220,764
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC2A, Cl. D, 5.626%, 7/1/44[4,7]	2,641,000	2,868,707

28	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value

Mortgage-Backed Obligations Continued
First Horizon Alternative Mortgage Securities Trust 2005-FA8, Mtg. Pass-Through Certificates, Series 2005-FA8, Cl. 1A6, 0.85%, 11/25/35[7]	$3,319,834	$2,552,632
First Horizon Alternative Mortgage Securities Trust 2005-FA9, Mtg. Pass-Through Certificates, Series 2005-FA9, Cl. A4A, 5.50%, 12/1/35	4,266,273	4,022,428
First Horizon Alternative Mortgage Securities Trust 2007-FA4, Mtg. Pass-Through Certificates, Series 2007-FA4, Cl. 1A6, 6.25%, 8/1/37[7]	3,706,078	3,298,357
FREMF Mortgage Trust 2013-K25, Commerical Mtg. Pass-Through Certificates, Series 2013-K25, Cl. C, 3.812%, 11/1/45[7]	1,868,000	1,787,635
FREMF Mortgage Trust 2013-K26, Commerical Mtg. Pass-Through Certificates, Series 2013-K26, Cl. C, 0%, 12/1/40[5,7,8,9]	630,000	599,332
FREMF Mortgage Trust 2013-K712, Commerical Mtg. Pass-Through Certificates, Series 2013-K712, Cl. C, 3.367%, 5/1/45[4,7]	1,630,000	1,571,766
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AJ, 6.061%, 7/10/38[7]	6,495,000	6,575,801
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. D, 5.728%, 3/1/44[4,7]	972,562	1,074,793
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	5,000,000	4,703,400
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mtg. Pass-Through Certificates, Series 2013-C10, Cl. D, 4.30%, 12/15/47[7]	2,340,000	2,214,231
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commerical Mtg. Pass-Through Certificates, Series 2012-C6, Cl. E, 4.82%, 11/1/45[4,7]	1,425,000	1,435,483
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, Commerical Mtg. Pass-Through Certificates, Series 2013-C7, Cl. D, 4.31%, 2/1/46[7]	2,725,000	2,610,611
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commerical Mtg. Pass-Through Certificates, Series 2013-C8, Cl. D, 4.312%, 12/1/48[7]	1,275,000	1,204,285
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commerical Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 5.05%, 5/1/63[4,7]	265,000	267,217
UBS-Barclays Commercial Mortgage Trust 2013-C5, Commerical Mtg. Pass-Through Certificates, Series 2013-C5, Cl. D, 4.097%, 3/1/46[7]	1,970,000	1,855,418
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.45%, 10/1/35[7]	2,486,539	2,356,243
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A6, 2.613%, 9/1/35[7]	8,446,263	7,964,704
Wells Fargo Mortgage-Backed Securities 2006-8 Trust, Mtg. Pass-Through Certificates, Series 2006-8, Cl. A15, 6%, 7/1/36	8,202,422	8,240,309
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.64%, 3/1/36[7]	4,361,667	4,387,704
WFRBS Commercial Mortgage Trust 2012-C10, Commercial Mtg. Pass-Through Certificates, Series 2012-C10, Cl. D, 4.61%, 12/1/45[4,7]	730,000	712,714
WFRBS Commercial Mortgage Trust 2012-C7, Commercial Mtg. Pass-Through Certificates, Series 2012-C7, Cl. E, 5.005%, 6/1/45[4,7]	1,300,000	1,324,513
WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mtg. Pass-Through Certificates, Series 2012-C8, Cl. D, 5.042%, 8/1/45[4,7]	1,420,000	1,451,051

OPPENHEIMER GLOBAL ALLOCATION FUND	29

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value

Mortgage-Backed Obligations Continued
WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mtg. Pass-Through Certificates, Series 2013-C11, Cl. D, 4.325%, 3/1/45[4,7]	$726,000	$708,660

Total Mortgage-Backed Obligations (Cost $102,796,955)		104,269,132
Non-Convertible Corporate Bonds and Notes—7.9%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	310,000	296,825
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Unsub. Nts., 5/15/23	440,000	456,500
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22	465,000	487,088
ADS Waste Holdings, Inc., 8.25% Sr. Nts., 10/1/20[4]	110,000	120,725
AES Corp. (The):
7.375% Sr. Unsec. Unsub. Nts., 7/1/21	205,000	244,975
8% Sr. Unsec. Unsub. Nts., 10/15/17	430,000	517,075
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21[4]	355,000	366,981
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	470,000	279,650
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	1,045,000	825,550
Air Lease Corp., 4.75% Sr. Unsec. Unsub. Nts., 3/1/20	710,000	738,400
Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	288,000	320,400
Aircastle Ltd., 6.25% Sr. Unsec. Nts., 12/1/19	220,000	246,400
AK Steel Corp., 7.625% Sr. Unsec. Unsub. Nts., 5/15/20	400,000	349,000
Alere, Inc.:
7.25% Sr. Unsec. Nts., 7/1/18[4]	345,000	373,463
8.625% Sr. Unsec. Sub. Nts., 10/1/18	2,795	3,012
Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18	605,000	656,425
7.875% Sr. Unsec. Unsub. Nts., 11/1/20	700,000	757,750
Alliance One International, Inc., 10% Sr. Unsec. Nts., 7/15/16	345,000	368,081
Ally Financial, Inc., 8% Sr. Unsec. Unsub. Nts., 3/15/20	700,000	883,750
Alpha Natural Resources, Inc., 6% Sr. Unsec. Unsub. Nts., 6/1/19	275,000	258,500
Alphabet Holding Co., Inc., 7.75% Sr. Unsec. Nts., 11/1/17[4,10]	150,000	157,125
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[4]	390,000	358,800
AMC Entertainment, Inc., 8.75% Sr. Unsec. Nts., 6/1/19	370,000	409,313
American Airlines 2011-2 Class A Pass-Through Trust, 8.625% Sec. Certificates, 4/15/23	1,010,085	1,068,165
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[4]	320,000	338,800
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	780,000	867,750
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	290,000	311,025
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	275,000	292,188
ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20[4]	350,000	368,375
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21	195,000	179,400

30	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[4]	$230,000	$243,800
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18	245,000	271,338
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23[4]	320,000	329,600
6.625% Sr. Nts., 10/1/20[4]	225,000	237,938
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[4]	380,000	367,650
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50% Sr. Unsec. Nts., 4/1/23[4]	370,000	383,413
BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[4]	710,000	765,025
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	325,000	366,438
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	395,000	434,500
Belden, Inc., 5.50% Sr. Unsec. Sub. Nts., 9/1/22[4]	325,000	336,375
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	740,000	880,600
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	305,000	333,975
Biomet, Inc.:
6.50% Sr. Unsec. Nts., 8/1/20[4]	110,000	120,313
6.50% Sr. Unsec. Sub. Nts., 10/1/20[4]	135,000	141,750
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	735,000	819,525
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	900,000	1,010,250
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[4]	225,000	249,750
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[4]	633,000	704,213
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	340,000	388,875
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	310,000	348,363
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[4,10]	675,000	703,688
Caesars Entertainment Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	1,520,000	942,400
Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[4]	477,000	541,395
7.875% Sr. Sec. Nts., 1/15/23[4]	193,000	221,950
Cantor Commercial Real Estate Co. LP/CCRE Finance, 7.75% Sr. Unsec. Nts., 2/15/18[4,8]	465,000	483,600
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15	58	58
Catalyst Paper Corp., 11.9275% Sr. Sec. Nts., 10/30/17[10]	363,436	281,663
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23[4]	355,000	370,088
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	285,000	289,988
Cequel Communications Escrow 1 LLC/Cequel Escrow Capital Corp., 6.375% Sr. Nts., 9/15/20[4]	1,035,000	1,107,450
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	345,000	359,231
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	195,000	228,150

OPPENHEIMER GLOBAL ALLOCATION FUND	31

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Chesapeake Energy Corp., 5.75% Sr. Unsec. Nts., 3/15/23	$360,000	$391,500
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	775,000	856,375
Chiquita Brands International, Inc., 7.875% Sr. Sec. Nts., 2/1/21[4]	320,000	344,000
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Unsub. Nts., 7/15/20	270,000	302,063
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	645,000	706,275
Cincinnati Bell, Inc.:
8.375% Sr. Unsec. Unsub. Nts., 10/15/20	140,000	150,850
8.75% Sr. Unsec. Sub. Nts., 3/15/18	180,000	184,500
Cinemark USA, Inc., 5.125% Sr. Unsec. Nts., 12/15/22[4]	170,000	176,800
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17	140,000	148,925
5% Sr. Unsec. Nts., 8/15/22	555,000	623,656
Citigroup, Inc., 5.35% Jr. Sub. Perpetual Bonds, Series D11	350,000	353,153
CKE Restaurants, Inc., 11.375% Sec. Nts., 7/15/18	35,000	36,794
Claire’s Stores, Inc., 8.875% Sr. Sec. Nts., 3/15/19	355,000	382,513
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[4]	470,000	519,350
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	150,000	165,000
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	180,000	200,250
Cogeco Cable, Inc., 4.875% Sr. Unsec. Nts., 5/1/20[4]	90,000	91,913
Commercial Vehicle Group, Inc., 7.875% Sec. Nts., 4/15/19	400,000	410,000
Community Choice Financial, Inc., 10.75% Sr. Sec. Nts., 5/1/19	345,000	337,238
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[4]	160,000	178,400
Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23[4]	210,000	224,175
Continental Rubber Of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[4]	150,000	156,675
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	645,000	659,472
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23[4]	705,000	723,506
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	275,000	289,094
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23[4,8]	320,000	330,000
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	480,000	492,000
Dean Foods Co., 9.75% Sr. Unsec. Unsub. Nts., 12/15/18	400,000	467,500
Denbury Resources, Inc., 4.625% Sr. Unsec. Sub. Nts., 7/15/23	320,000	323,600
DigitalGlobe, Inc., 5.25% Sr. Unsec. Unsub. Nts., 2/1/21[4]	185,000	187,544
DineEquity, Inc., 9.50% Sr. Unsec. Unsub. Nts., 10/30/18	400,000	458,000
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22	450,000	461,250
6.75% Sr. Unsec. Nts., 6/1/21	180,000	195,300
7.875% Sr. Unsec. Nts., 9/1/19	820,000	938,900

32	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[4]	$70,000	$71,225
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	1,055,000	1,047,088
Eagle Spinco, Inc., 4.625% Sr. Unsec. Nts., 2/15/21[4]	275,000	289,781
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
10% Sr. Sec. Nts., 12/1/20[4]	775,000	882,531
11.75% Sec. Nts., 3/1/22[4]	710,000	816,500
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	662,000	716,615
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	640,000	737,600
Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20	355,000	372,750
Erickson Air-Crane, Inc., 8.25% Sr. Sec. Nts., 5/1/20[4,8]	700,000	723,625
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21[4]	185,000	189,625
Fairpoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[4]	1,155,000	1,178,100
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	530,000	581,675
FelCor Lodging LP, 5.625% Sr. Sec. Nts., 3/1/23[4]	275,000	285,656
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[4]	765,000	832,894
First Data Corp.:
6.75% Sr. Sec. Nts., 11/1/20[4]	550,000	592,625
8.25% Sec. Nts., 1/15/21[4]	345,000	368,288
10.625% Sr. Unsec. Nts., 6/15/21[4]	460,000	475,525
12.625% Sr. Unsec. Nts., 1/15/21	1,410,000	1,536,900
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	300,000	297,750
Ford Motor Co., 7.45% Bonds, 7/16/31	230,000	307,454
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[4]	525,000	572,250
Freescale Semiconductor, Inc.: 9.25% Sr. Sec. Nts., 4/15/18[4]	700,000	773,500
10.75% Sr. Unsec. Nts., 8/1/20	407,000	466,015
Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[4]	290,000	325,525
5.875% Sr. Unsec. Nts., 1/31/22[4]	145,000	166,750
Frontier Communications Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/15/24	355,000	371,863
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21[4]	705,000	763,163
General Cable Corp., 5.75% Sr. Unsec. Unsub. Nts., 10/1/22[4]	330,000	343,200
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21[4]	205,000	216,147
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	465,000	485,925
Geo Group, Inc. (The), 5.125% Sr. Unsec. Nts., 4/1/23[4]	360,000	373,950
Georgia Gulf Corp., 4.875% Sr. Unsec. Nts., 5/15/23[4]	65,000	68,169
Getty Images, Inc., 7% Sr. Nts., 10/15/20[4,8]	335,000	340,863
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	735,000	825,956
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	725,000	790,250
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	305,000	336,263
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21[4]	675,000	727,313

OPPENHEIMER GLOBAL ALLOCATION FUND	33

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Hawk Acquisition Sub, Inc., 4.25% Sr. Sec. Nts., 10/15/20[4]	$465,000	$471,975
HCA, Inc., 7.50% Sr. Unsec. Unsub. Nts., 2/15/22	295,000	353,263
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20[4]	715,000	775,775
HealthSouth Corp.: 7.75% Sr. Unsec. Nts., 9/15/22	180,000	200,250
8.125% Sr. Unsec. Unsub. Nts., 2/15/20	550,000	614,625
Hercules Offshore, Inc., 7.125% Sr. Sec. Nts., 4/1/17[4]	390,000	425,100
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	350,000	372,750
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Nts., 10/1/20[4]	190,000	212,325
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[4]	885,000	852,919
Hologic, Inc., 6.25% Sr. Unsec. Unsub. Nts., 8/1/20	50,000	54,250
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	785,000	829,156
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,130,000	1,262,775
IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22[4]	350,000	353,500
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17[5,10]	775,000	804,547
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[4]	1,000,000	1,131,250
Inergy Midstream LP/Finance Corp., 6% Sr. Unsec. Nts., 12/15/20[4]	225,000	238,500
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	145,000	166,025
Intelsat Bermuda Ltd., 11.25% Sr. Unsec. Nts., 2/4/17	106,000	113,023
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	400,000	445,500
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21[4]	460,000	491,625
International Lease Finance Corp.: 3.875% Sr. Unsec. Unsub. Nts., 4/15/18	275,000	279,641
4.625% Sr. Unsec. Unsub. Nts., 4/15/21	185,000	188,584
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	580,000	700,350
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	1,035,000	952,200
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	795,000	878,475
J.C. Penney Corp, Inc., 6.375% Sr. Unsec. Unsub. Nts., 10/15/36	455,000	366,844
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[4]	320,000	372,000
Jaguar Land Rover plc: 5.625% Sr. Unsec. Nts., 2/1/23[4]	285,000	299,250
7.75% Sr. Unsec. Bonds, 5/15/18[4]	205,000	227,550
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[4]	420,000	438,900
JMC Steel Group, Inc., 8.25% Sr. Unsec. Nts., 3/15/18[4]	55,000	57,819
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[4]	170,000	193,800
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[4]	330,000	348,975
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	935,000	966,556
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	760,000	856,900
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21[4]	405,000	427,781

34	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	$430,000	$476,225
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[4]	765,000	846,281
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23[4]	710,000	715,325
Level 3 Communications, Inc., 8.875% Sr. Unsec. Nts., 6/1/19[4]	690,000	765,038
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	180,000	203,850
Levi Strauss & Co.:
6.875% Sr. Unsec. Nts., 5/1/22[4]	90,000	100,913
7.625% Sr. Unsec. Unsub. Nts., 5/15/20	370,000	413,013
Limited Brands, Inc., 5.625% Sr. Nts., 2/15/22	335,000	363,056
LIN Television Corp., 6.375% Sr. Nts., 1/15/21[4]	110,000	118,800
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	1,105,000	1,240,363
LyondellBasell Industries NV, 6% Sr. Unsec. Nts., 11/15/21	285,000	346,420
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	1,050,000	1,202,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Unsub. Nts., 7/15/23	615,000	644,213
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	1,105,000	1,198,925
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[4]	360,000	365,850
MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18	105,000	116,288
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[4]	915,000	985,913
Memorial Production Partners LP/Memorial Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21[4]	230,000	235,750
MetroPCS Wireless, Inc.:
6.25% Sr. Unsec. Nts., 4/1/21[4]	355,000	382,513
6.625% Sr. Unsec. Nts., 11/15/20	750,000	814,688
6.625% Sr. Unsec. Nts., 4/1/23[4]	360,000	388,350
MGM Resorts International:
6.625% Sr. Unsec. Unsub. Nts., 12/15/21	110,000	119,625
6.75% Sr. Unsec. Nts., 10/1/20[4]	195,000	214,500
Milestone Aviation Group LLC, 8.625% Sr. Unsec. Nts., 12/15/17[4]	440,000	459,800
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	220,000	240,900
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	390,000	425,100
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	316,575	335,570
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[4]	105,000	118,781
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[4]	555,000	568,875
Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Unsub. Nts., 7/1/21[4]	720,000	758,700
7.875% Sr. Unsec. Nts., 10/1/20[4]	200,000	225,000
10.875% Sr. Unsec. Nts., 4/1/15	810,000	861,127
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	300,000	301,125
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	180,000	190,125

OPPENHEIMER GLOBAL ALLOCATION FUND	35

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	$210,000	$219,713
NCL Corp. Ltd., 5% Sr. Unsec. Nts., 2/15/18[4]	360,000	375,750
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[12]	106,261	42,685
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20[4]	340,000	363,800
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	310,000	341,000
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[4]	590,000	443,975
Nortek, Inc.:
8.50% Sr. Unsec. Nts., 4/15/21[4]	545,000	610,400
10% Sr. Unsec. Nts., 12/1/18	800,000	903,000
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	370,000	421,800
NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23[4]	135,000	147,825
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[4]	355,000	384,288
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	180,000	200,700
Offshore Group Investment Ltd.:
7.125% Sr. Sec. Nts., 4/1/23[4]	370,000	386,650
7.50% Sr. Sec. Nts., 11/1/19[4]	700,000	757,750
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	1,055,000	1,178,963
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts, 8/1/20[4]	310,000	351,850
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	625,000	709,375
Petco Holdings, Inc., 8.50% Sr. Nts., 10/15/17[4,10]	5,000	5,244
PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20[4]	90,000	92,250
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	872,000	973,370
Ply Gem Industries, Inc.: 9.375% Sr. Unsec. Nts., 4/15/17	520,000	576,550
8.25% Sr. Sec. Nts., 2/15/18	515,000	566,500
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	480,000	529,800
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23[4]	90,000	95,400
PQ Corp., 8.75% Sr. Sec. Nts., 5/1/18[4]	285,000	309,225
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	775,000	838,938
Quicksilver Resources, Inc.: 8.25% Sr. Unsec. Nts., 8/1/15	385,000	396,550
11.75% Sr. Nts., 1/1/16	285,000	306,019
Quiksilver, Inc., 6.875% Sr. Unsec. Nts., 4/15/15	285,000	285,718
R.R. Donnelley & Sons Co.: 7.25% Sr. Nts., 5/15/18	500,000	546,250
7.875% Sr. Unsec. Unsub. Nts., 3/15/21	360,000	394,200
Range Resources Corp., 5% Sr. Unsec. Sub. Nts., 8/15/22	275,000	294,250
Realogy Corp.: 7.625% Sr. Sec. Nts., 1/15/20[4]	775,000	893,188
9% Sr. Sec. Nts., 1/15/20[4]	395,000	470,050
Rent-A-Center, Inc., 4.75% Sr. Unsec. Nts., 5/1/21[4,8]	80,000	80,950
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[4]	230,000	236,613

36	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21[4]	$550,000	$568,563
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA: 5.75% Sr. Sec. Nts., 10/15/20	350,000	367,500
9% Sr. Unsec. Unsub. Nts., 4/15/19	395,000	428,575
RHP Hotel Properties LP/RHP Finance Corp., 5% Sr. Unsec. Nts., 4/15/21[4]	350,000	358,531
Rite Aid Corp., 9.25% Sr. Unsec. Unsub. Nts., 3/15/20	185,000	215,063
Rosetta Resources, Inc., 5.625% Sr. Unsec. Unsub. Nts., 5/1/21[8]	225,000	234,844
Sabine Pass Liquefaction LLC: 5.625% Sr. Sec. Nts., 2/1/21[4]	355,000	368,313
5.625% Sr. Sec. Nts., 4/15/23[4]	270,000	278,100
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[4]	595,000	635,163
SandRidge Energy, Inc.: 7.50% Sr. Unsec. Unsub. Nts., 2/15/23	430,000	445,050
8.75% Sr. Unsec. Nts., 1/15/20	360,000	388,800
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 7/15/20[4]	215,000	229,781
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[4]	420,000	481,425
Seagate HDD (Cayman), 7% Sr. Unsec. Nts., 11/1/21	485,000	537,138
Sealed Air Corp.: 5.25% Sr. Unsec. Nts., 4/1/23[4]	360,000	373,500
6.50% Sr. Unsec. Nts., 12/1/20[4]	110,000	123,475
ServiceMaster Co.: 7% Sr. Nts., 8/15/20[4]	565,000	588,306
8% Sr. Unsec. Unsub. Nts., 2/15/20	235,000	254,094
SESI LLC, 6.375% Sr. Unsec. Nts., 5/1/19	105,000	114,450
Sinclair Television Group, Inc.: 5.375% Sr. Unsec. Nts., 4/1/21[4]	375,000	381,563
6.125% Sr. Nts., 10/1/22[4]	705,000	750,825
SM Energy Co., 6.50% Sr. Unsec. Unsub. Nts., 1/1/23	350,000	388,500
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[4]	470,000	496,438
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[4]	545,000	588,600
Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18[4,8,10]	365,000	369,106
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[4]	685,000	726,100
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	515,000	538,497
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	490,000	503,475
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[4]	335,000	412,888
STHI Holding Corp., 8% Sec. Nts., 3/15/18[4]	305,000	335,500
Sun Products Corp. (The), 7.75% Sr. Unsec. Nts., 3/15/21[4]	360,000	373,500
SunGard Data Systems, Inc., 7.625% Sr. Unsec. Nts., 11/15/20	365,000	405,150
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[4]	230,000	235,750

OPPENHEIMER GLOBAL ALLOCATION FUND	37

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	$850,000	$918,000
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[4]	275,000	288,578
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Nts., 10/1/20[4]	195,000	210,600
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	710,000	781,000
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17	287,000	325,494
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	355,000	388,725
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[4]	335,000	358,035
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	980,000	1,090,250
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[4]	180,000	180,450
UCI International, Inc., 8.625% Sr. Unsec. Nts., 2/15/19	340,000	359,125
United Rentals North America, Inc., 7.375% Sr. Unsec. Nts., 5/15/20	130,000	147,875
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.50% Sr. Sec. Nts., 3/15/19	335,000	369,338
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts, 8/15/20	155,000	168,563
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[4]	640,000	723,200
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[4]	695,000	778,400
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[4]	765,000	843,413
US Airways 2011-1 Class A Pass-Through Trust, 7.125% Sec. Certificates, 10/22/23	546,311	637,818
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.375% Sr. Unsec. Nts., 5/1/21[4]	225,000	241,031
US Foods, Inc., 8.50% Sr. Unsec. Nts., 6/30/19[4]	345,000	376,913
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[12]	225,000	9,844
Valeant Pharmaceuticals Inernational, Inc., 7.25% Sr. Unsec. Nts., 7/15/22[4]	300,000	341,250
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[4]	265,000	289,844
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	500,000	543,750
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21[4]	360,000	385,200
VeriSign, Inc., 4.625% Sr. Unsec. Nts., 5/1/23[4]	180,000	185,400
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19	646,000	505,495
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	756,000	827,820
Viking Cruises Ltd., 8.50% Sr. Nts., 10/15/22[4]	220,000	246,950
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	774,000	838,823
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	135,000	147,150
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[4]	355,000	386,063
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	695,000	773,188
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[4]	535,000	393,225
Western Refining, Inc., 6.25% Sr. Unsec. Nts., 4/1/21[4]	360,000	373,500

38	OPPENHEIMER GLOBAL ALLOCATION FUND

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
WEX, Inc., 4.75% Sr. Unsec. Nts., 2/1/23[4]	$460,000	$462,300
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[4]	810,000	858,600
Windstream Corp., 6.375% Sr. Unsec. Nts., 8/1/23	230,000	239,200
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	430,000	441,825
Zayo Group LLC/Zayo Capital, Inc., 8.125% Sr. Sec. Nts., 1/1/20	165,000	186,863

Total Non-Convertible Corporate Bonds and Notes (Cost $134,386,630)		141,200,983
Convertible Corporate Bonds and Notes—0.0%
Leap Wireless International, Inc., 4.50% Cv. Sr. Unsec. Nts., 7/15/14 (Cost $455,739)	480,000	492,000
Corporate Loans—0.6%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/9/16[7]	387,013	381,346
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession: 4.25%, 5/31/13[7,8]	32,925	27,327
13.188%, 5/31/13-2/23/14[7]	126,672	105,137
Tranche NM, 13.188%, 2/23/14[7]	13,936	11,567
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Delayed Draw, 13.188%, 3/3/14[7]	211,042	175,165
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[7]	276,332	280,362
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/26/20[7]	1,005,000	1,046,771
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[7]	280,000	283,850
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.45%, 1/28/18[7]	618,751	563,192
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities Term Loan, 5.25%, 12/31/17[7,8]	180,000	182,363
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.75%, 12/2/17[7]	310,000	321,407
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.848%, 1/29/16[7]	1,385,009	1,272,477
Crestwood Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 3/26/18[7]	243,194	248,464
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 10/10/19[7]	105,000	107,330
Hot Topic, Inc., Sr. Sec. Credit Facilities 1st Lien Bridge Term Loan, 0.75%, 4/6/14[7,12]	365,000	—
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[7]	780,000	833,300
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19[7]	470,000	506,817
Midstates Petroleum Co., Inc., Sr. Sec. Credit Facilities Term Loan, 1%, 4/4/14[7,12]	2,105,000	—

OPPENHEIMER GLOBAL ALLOCATION FUND	39

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value

Corporate Loans Continued
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[7]	$365,000	$375,950
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[7]	323,375	319,737
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[7]	890,000	901,866
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/9/18[7]	620,000	638,600
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
9.125%, 2/17/17[12]	689,219	340,014
9.15%, 2/17/17[12]	32,057	15,815
Saxon Enterprises LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 2/15/19[7]	260,000	262,860
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[7]	343,974	345,909

Total Corporate Loans (Cost $9,570,143)		9,547,626
	Shares
Structured Securities—0.0%
UBS AG, Vietnam Dairy Products JSC Equity Linked Nts., 1/29/14[4] (Cost $448,964)	90,000	534,739

	Expiration Date	Strike Price	Contracts
Options Purchased—0.8%
iShares MSCI Malaysia Index Fund Call[2]	7/22/13	$15.000	5,000	462,500
iShares MSCI Malaysia Index Fund Call[2]	7/22/13	16.000	20,000	600,000
NIKKEI 225 Index (The) Call[2]	6/14/13	14,000.000	9,317	3,638,773
Standard & Poor’s 500 Index (The) Call[2]	5/17/13	1,600.000	4,000	5,080,000
Standard & Poor’s 500 Index (The) Put[2]	5/17/13	1,550.000	5,500	2,640,000
U.S. Treasury Nts., 10 yr. Futures, 6/19/13 Call[2]	5/28/13	134.000	5,000	1,171,875

Total Options Purchased (Cost $14,418,022)				13,593,148

			Shares
Investment Companies—20.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[1,13]			19,175,073	19,175,073
Oppenheimer Master Event-Linked Bond Fund, LLC[1]			9,251,612	119,482,450
Oppenheimer Master Loan Fund, LLC[1]			13,324,412	181,044,920
Oppenheimer Short Duration Fund, Cl. Y1			4,014,630	40,226,591

Total Investment Companies (Cost $353,635,172)				359,929,034
Total Investments, at Value (Cost $1,567,318,399)			99.5%	1,784,414,077
Other Assets Net of Liabilities			0.5	9,162,327

Net Assets			100.0%	$1,793,576,404

40	OPPENHEIMER GLOBAL ALLOCATION FUND

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2012	Gross Additions	Gross Reductions		Shares April 30, 2013
Oppenheimer Global Allocation Fund (Cayman) Ltd.[a]	2,921	—	—		2,921
Oppenheimer Institutional Money Market Fund, Cl. E	43,821,965	168,695,349	193,342,241		19,175,073
Oppenheimer Master Event-Linked Bond Fund, LLC	9,251,612	—	—		9,251,612
Oppenheimer Master Loan Fund, LLC	23,240,748	—	9,916,336		13,324,412
Oppenheimer Short Duration Fund, Cl. Y	4,997,580	15,054	998,004		4,014,630

		Value	Income		Realized Gain (Loss)
Oppenheimer Global Allocation Fund (Cayman) Ltd.[a]		$14,913,533	$—		$—
Oppenheimer Institutional Money Market Fund, Cl. E		19,175,073	27,341		—
Oppenheimer Master Event-Linked Bond Fund, LLC		119,482,450	5,139,558	[b]	(1,012,108)[b]
Oppenheimer Master Loan Fund, LLC		181,044,920	8,880,385	[c]	2,429,476 [c]
Oppenheimer Short Duration Fund, Cl. Y		40,226,591	122,976		—

		$374,842,567	$14,170,260		$1,417,368

a. Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $127,233,662. See Note 6 of the accompanying Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $77,599,855 or 4.33% of the Fund’s net assets as of April 30, 2013.

5. Restricted security. The aggregate value of restricted securities as of April 30, 2013 was $4,756,912, which represents 0.27% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Citigroup Commercial Mortgage Trust 2013-GC11, Commercial Mtg. Pass-Through Certificates, Series 2013-GC11, Cl. D, 4.459%, 4/1/23	4/16/13	$1,852,494	$1,867,426	$14,932
FREMF Mortgage Trust 2013-K26, Commerical Mtg. Pass-Through Certificates, Series 2013-K26, Cl. C, 0%, 12/1/40	4/22/13	596,839	599,332	2,493
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17	12/13/12-12/14/12	772,788	804,547	31,759
Inretail Peru Corp.	10/4/12	376,000	451,200	75,200
Sinopharm Group Co., Cl. H	6/15/12-4/26/13	1,040,265	1,031,883	(8,382)
Wallace Theater Holdings, Inc.	3/28/13	4	2,524	2,520

		$4,638,390	$4,756,912	$118,522

OPPENHEIMER GLOBAL ALLOCATION FUND	41

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

6. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

7. Represents the current interest rate for a variable or increasing rate security.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after April 30, 2013. See Note 1 of the accompanying Notes.

9. Interest rate is less than 0.0005%.

10. Interest or dividend is paid-in-kind, when applicable.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

13. Rate shown is the 7-day yield as of April 30, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,174,230,926	65.8%
United Kingdom	77,647,611	4.4
Germany	59,204,664	3.3
Japan	51,601,692	2.9
Switzerland	49,640,695	2.8
France	46,206,994	2.6
India	39,163,365	2.2
Brazil	35,708,080	2.0
The Netherlands	29,968,183	1.7
Sweden	25,692,835	1.4
Spain	24,291,800	1.4
China	20,431,650	1.1
Mexico	19,319,212	1.1
Italy	18,041,522	1.0
Denmark	14,241,127	0.8
Ireland	10,628,061	0.6
Russia	10,176,518	0.6
Taiwan	7,834,531	0.4
Australia	7,046,934	0.4
Turkey	6,063,272	0.3
Hong Kong	5,832,600	0.3
Canada	5,621,598	0.3
Korea, Republic of South	4,834,417	0.3
Jersey, Channel Islands	4,128,722	0.2
Philippines	3,914,719	0.2
South Africa	3,521,412	0.2
Colombia	3,167,276	0.2
Luxembourg	3,004,254	0.2
Finland	2,654,428	0.2
Singapore	2,548,171	0.1
Belgium	2,415,436	0.1
Bermuda	2,187,838	0.1
Indonesia	1,938,835	0.1
Nigeria	1,530,352	0.1
Malaysia	1,446,360	0.1
Chile	1,304,077	0.1
United Arab Emirates	1,299,673	0.1
Austria	1,141,973	0.1
Thailand	1,016,504	0.1

42	OPPENHEIMER GLOBAL ALLOCATION FUND

Geographic Holdings Continued	Value	Percent
Argentina	$950,576	0.1%
Israel	706,381	—
Egypt	629,018	—
Vietnam	534,739	—
Peru	451,200	—
Norway	443,975	—
Mongolia	49,871	—

Total	$1,784,414,077	100.0%

Futures Contracts as of April 30, 2013 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
CBOE Volatility Index	Sell	1,000	9/17/13	$17,250,000	$250,600
CBOE Volatility Index	Buy	3,000	5/21/13	43,350,000	(1,111,110)
CBOE Volatility Index	Sell	2,000	8/20/13	33,500,000	270,300
U.S. Long Bonds	Sell	17	6/19/13	2,522,375	(58,914)
U.S. Treasury Nts., 2 yr.	Buy	6	6/28/13	1,323,750	1,528
U.S. Treasury Nts., 2 yr.	Sell	152	6/28/13	33,535,000	(20,329)
U.S. Treasury Nts., 10 yr.	Sell	325	6/19/13	43,341,797	(569,582)

					$(1,237,507)

Spot Currency Exchange Contracts as of April 30, 2013 are as follows:
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America
New Turkish Lira (TRY)	Sell	7	TRY	5/3/13	$3,816	$1	$—
Barclays Capital
Mexican Nuevo Peso (MXN)	Sell	24	MXN	5/3/13	2,015	—	10
Brown Brothers Harriman:
Brazilian Real (BRR)	Sell	699	BRR	5/8/13	349,194	—	1,780
Indian Rupee (INR)	Sell	1,176	INR	5/1/13-5/6/13	21,833	3	119
Malaysian Ringgit (MYR)	Buy	160	MYR	5/2/13-5/6/13	52,502	2	246
Philippine Peso (PHP)	Sell	77	PHP	5/3/13	1,863	7	—
South Korean Won (KRW)	Sell	307,142	KRW	5/1/13-5/6/13	278,891	299	350

						311	2,495
Citigroup
British Pound Sterling (GBP)	Buy	20	GBP	5/1/13	31,243	100	—
Credit Suisse:
Euro (EUR)	Sell	143	EUR	5/2/13	188,190	—	2,073
Mexican Nuevo Peso (MXN)	Sell	473	MXN	5/6/13	38,971	—	10

						—	2,083
Deutsche Bank Securities, Inc.:
Hong Kong Dollar (HKD)	Buy	282	HKD	5/2/13	36,324	4	—
New Turkish Lira (TRY)	Sell	3	TRY	5/2/13	1,784	—	1

						4	1

OPPENHEIMER GLOBAL ALLOCATION FUND	43

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Spot Currency Exchange Contracts Continued
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.:
Euro (EUR)	Buy	439	EUR	5/3/13	$577,861	$687	$—
Euro (EUR)	Sell	63	EUR	5/3/13-5/6/13	83,458	—	184
Mexican Nuevo Peso (MXN)	Sell	54	MXN	5/2/13	4,419	—	6
Swedish Krona (SEK)	Buy	268	SEK	5/2/13	41,377	580	—
Swiss Franc (CHF)	Buy	351	CHF	5/6/13	377,198	357	—

						1,624	190
Morgan Stanley & Co., Inc.
New Turkish Lira (TRY)	Sell	23	TRY	5/3/13	12,749	—	3
Nomura Securities:
British Pound Sterling (GBP)	Sell	208	GBP	5/2/13-5/3/13	323,169	—	336
Danish Krone (DKK)	Sell	2,663	DKK	5/3/13	470,355	—	535
Hong Kong Dollar (HKD)	Buy	962	HKD	5/3/13	123,935	7	—

						7	871

Total unrealized appreciation and depreciation						$2,047	$5,653

Written Options as of April 30, 2013 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
iShares MSCI Malaysia Index Fund	Put	20,000	$13.000	7/22/13	$99,443	$(250,000)	$(150,557)
iShares MSCI Malaysia Index Fund	Put	5,000	12.000	7/22/13	11	(37,500)	(37,489)
Standard & Poor’s 500 Index (The)	Put	1,500	1,500.000	6/21/13	1,645,443	(1,245,000)	400,443

					$1,744,897	$(1,532,500)	$212,397

See accompanying Notes to Financial Statements.

44	OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES    April 30, 2013 / (Unaudited)

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,196,781,484)	$1,409,571,510
Affiliated companies (cost $353,635,172)	359,929,034
Wholly-owned subsidiary (cost $16,901,743)	14,913,533
1,784,414,077
Cash	243,385
Cash—foreign currencies (cost $223,711)	224,494
Cash used for collateral on futures	6,605,000
Unrealized appreciation on foreign currency exchange contracts	2,047
Receivables and other assets:
Investments sold (including $642,288 sold on a when-issued or delayed delivery basis)	10,071,442
Interest and dividends	5,459,341
Futures margins	184,840
Shares of beneficial interest sold	77,351
Other	249,593
Total assets	1,807,531,570
Liabilities
Appreciated options written, at value (premiums received $1,645,443)	1,245,000
Depreciated options written, at value (premiums received $99,454)	287,500
Unrealized depreciation on foreign currency exchange contracts	5,653
Payables and other liabilities:
Investments purchased (including $3,006,424 purchased on a when-issued or delayed delivery basis)	7,482,715
Shares of beneficial interest redeemed	2,175,419
Futures margins	900,000
Trustees’ compensation	850,120
Transfer and shareholder servicing agent fees	394,062
Distribution and service plan fees	356,512
Shareholder communications	168,552
Foreign capital gains tax	68,901
Other	20,732
Total liabilities	13,955,166
Net Assets	$1,793,576,404
Composition of Net Assets
Par value of shares of beneficial interest	$1,110,292
Additional paid-in capital	2,418,512,297
Accumulated net investment income	17,201,226
Accumulated net realized loss on investments and foreign currency transactions	(859,258,452)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	216,011,041
Net Assets	$1,793,576,404

OPPENHEIMER GLOBAL ALLOCATION FUND	45

STATEMENT OF ASSETS AND LIABILITIES    (Unaudited) / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,344,773,047 and 82,719,520 shares of beneficial interest outstanding)	$16.26
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$17.25
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $92,161,338 and 5,838,312 shares of beneficial interest outstanding)	$15.79
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $277,527,819 and 17,560,707 shares of beneficial interest outstanding)	$15.80
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,844 and 668 shares of beneficial interest outstanding)	$16.24
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,867,358 and 2,802,483 shares of beneficial interest outstanding)	$16.01
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $34,235,998 and 2,107,495 shares of beneficial interest outstanding)	$16.24

See accompanying Notes to Financial Statements.

46	OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENT OF OPERATIONS    For the Six Months Ended April 30, 2013 / (Unaudited)

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$5,136,597
Dividends	2,961
Expenses[2]	(241,527)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	4,898,031
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	8,873,418
Dividends	6,967
Expenses[3]	(411,492)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	8,468,893
Total allocation of net investment income from master funds	13,366,924
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $641,474)	10,882,887
Affiliated companies	150,317
Interest	6,752,995
Total investment income	17,786,199
Expenses
Management fees	6,824,672
Distribution and service plan fees:
Class A	1,590,889
Class B	477,792
Class C	1,340,242
Class N	110,165
Transfer and shareholder servicing agent fees:
Class A	1,754,625
Class B	229,422
Class C	322,856
Class I	2
Class N	62,637
Class Y	27,078
Shareholder communications:
Class A	122,345
Class B	26,353
Class C	22,662
Class N	2,605
Class Y	554
Custodian fees and expenses	67,250
Trustees’ compensation	18,399
Other	122,815
Total expenses	13,123,363
Less waivers and reimbursements of expenses	(793,664)
Net expenses	12,329,699
Net Investment Income	18,823,424

OPPENHEIMER GLOBAL ALLOCATION FUND	47

STATEMENT OF OPERATIONS    (Unaudited) / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (Including premiums on options exercised/(net of foreign capital gains tax of $21,919)	$14,874,587
Closing and expiration of option contracts written	10,489,365
Closing and expiration of futures contracts	9,455,760
Foreign currency transactions	(1,116,579)
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,012,108)
Oppenheimer Master Loan Fund, LLC	2,429,476
Net realized gain	35,120,501
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $37,144)	137,739,759
Translation of assets and liabilities denominated in foreign currencies	(5,616,766)
Futures contracts	(3,905,763)
Option contracts written	889,970
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	2,074,215
Oppenheimer Master Loan Fund, LLC	499,666
Net change in unrealized appreciation/depreciation	131,681,081
Net Increase in Net Assets Resulting from Operations	$185,625,006

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes.

2. Net of expense waivers and/or reimbursements of $2,055.

3. Net of expense waivers and/or reimbursements of $4,186.

See accompanying Notes to Financial Statements.

48	OPPENHEIMER GLOBAL ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations
Net investment income	$18,823,424	$39,418,434
Net realized gain (loss)	35,120,501	(113,277,681)
Net change in unrealized appreciation/depreciation	131,681,081	105,689,398
Net increase in net assets resulting from operations	185,625,006	31,830,151
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(7,411,242)	(38,679,363)
Class B	(282,749)	(2,919,364)
Class C	(862,922)	(6,712,090)
Class I	(84)	(88)
Class N	(203,519)	(1,366,280)
Class Y	(242,142)	(1,081,900)
	(9,002,658)	(50,759,085)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(81,800,153)	(166,010,634)
Class B	(19,585,919)	(41,375,306)
Class C	(16,934,696)	(43,203,473)
Class I	—	10,000
Class N	(4,334,629)	(10,975,835)
Class Y	(1,014,959)	(4,042,075)
	(123,670,356)	(265,597,323)
Net Assets
Total increase (decrease)	52,951,992	(284,526,257)
Beginning of period	1,740,624,412	2,025,150,669
End of period (including accumulated net investment income of $17,201,226 and $7,380,460, respectively)	$1,793,576,404	$1,740,624,412

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	49

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$14.70	$14.81	$15.08	$13.05	$10.69	$19.18
Income (loss) from investment operations:
Net investment income[2]	.18	.33	.36	.18	.16	.27
Net realized and unrealized gain (loss)	1.47	(.04)	(.41)	1.96	2.36	(6.28)
Total from investment operations	1.65	.29	(.05)	2.14	2.52	(6.01)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	(.40)	(.22)	(.11)	(.16)	(.29)
Distributions from net realized gain	—	—	—	—	—	(2.19)
Total dividends and/or distributions to shareholders	(.09)	(.40)	(.22)	(.11)	(.16)	(2.48)
Net asset value, end of period	$16.26	$14.70	$14.81	$15.08	$13.05	$10.69
Total Return, at Net Asset Value[3]	11.24%	2.14%	(0.37)%	16.44%	24.06%	(35.52)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,344,773	$1,294,433	$1,473,322	$1,623,802	$1,584,420	$1,525,472
Average net assets (in thousands)	$1,313,845	$1,358,002	$1,589,726	$1,619,840	$1,450,251	$2,364,088
Ratios to average net assets:[4]
Net investment income	2.32%[5]	2.30%[5]	2.36%[5]	1.29%[5]	1.44%	1.84%
Total expenses	1.41%[5,6]	1.45%[5,6]	1.43%[5,6]	1.37%[5,7]	1.48%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.33%[5,8]	1.37%[5,8]	1.35%[5,8]	1.37%[5]	1.42%	1.26%
Portfolio turnover rate	14%	59%	77%	204%[9]	232%[9]	128%[9]

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	1.43%
Year Ended October 31, 2012	1.47%
Year Ended October 31, 2011	1.45%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.37%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	1.35%
Year Ended October 31, 2012	1.39%
Year Ended October 31, 2011	1.37%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589

See accompanying Notes to Financial Statements.

50	OPPENHEIMER GLOBAL ALLOCATION FUND

Class B	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$14.30	$14.43	$14.73	$12.77	$10.47	$18.81
Income (loss) from investment operations:
Net investment income[2]	.11	.21	.23	.06	.08	.15
Net realized and unrealized gain (loss)	1.42	(.03)	(.41)	1.91	2.32	(6.15)
Total from investment operations	1.53	.18	(.18)	1.97	2.40	(6.00)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.31)	(.12)	(.01)	(.10)	(.15)
Distributions from net realized gain	—	—	—	—	—	(2.19)
Total dividends and/or distributions to shareholders	(.04)	(.31)	(.12)	(.01)	(.10)	(2.34)
Net asset value, end of period	$15.79	$14.30	$14.43	$14.73	$12.77	$10.47
Total Return, at Net Asset Value[3]	10.73%	1.36%	(1.25)%	15.45%	23.17%	(36.03)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$92,161	$102,131	$145,291	$277,243	$353,853	$410,268
Average net assets (in thousands)	$96,821	$119,580	$224,604	$309,274	$357,111	$765,095
Ratios to average net assets:[4]
Net investment income	1.42%[5]	1.47%[5]	1.53%[5]	0.46%[5]	0.71%	1.04%
Total expenses	2.41%[5,6]	2.40%[5,6]	2.42%[5,6]	2.33%[5,7]	2.44%	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.22%[5,8]	2.19%[5,8]	2.20%[5,8]	2.18%[5]	2.20%	2.05%
Portfolio turnover rate	14%	59%	77%	204%[9]	232%[9]	128%[9]

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	2.43%
Year Ended October 31, 2012	2.42%
Year Ended October 31, 2011	2.44%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	2.33%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	2.24%
Year Ended October 31, 2012	2.21%
Year Ended October 31, 2011	2.22%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	51

FINANCIAL HIGHLIGHTS    Continued

Class C	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$14.31	$14.44	$14.73	$12.77	$10.47	$18.81
Income (loss) from investment operations:
Net investment income[2]	.12	.22	.25	.08	.08	.16
Net realized and unrealized gain (loss)	1.42	(.03)	(.40)	1.90	2.32	(6.14)
Total from investment operations	1.54	.19	(.15)	1.98	2.40	(5.98)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.32)	(.14)	(.02)	(.10)	(.17)
Distributions from net realized gain	—	—	—	—	—	(2.19)
Total dividends and/or distributions to shareholders	(.05)	(.32)	(.14)	(.02)	(.10)	(2.36)
Net asset value, end of period	$15.80	$14.31	$14.44	$14.73	$12.77	$10.47
Total Return, at Net Asset Value[3]	10.77%	1.45%	(1.08)%	15.55%	23.23%	(35.95)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$277,528	$267,392	$313,963	$363,252	$366,167	$373,380
Average net assets (in thousands)	$271,821	$284,820	$350,372	$366,311	$343,726	$621,258
Ratios to average net assets:[4]
Net investment income	1.60%[5]	1.59%[5]	1.65%[5]	0.57%[5]	0.74%	1.10%
Total expenses	2.13%[5,6]	2.16%[5,6]	2.14%[5,6]	2.08%[5,7]	2.19%	2.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%[5,8]	2.08%[5,8]	2.06%[5,8]	2.08%[5]	2.14%	1.99%
Portfolio turnover rate	14%	59%	77%	204%[9]	232%[9]	128%[9]
1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	2.15%
Year Ended October 31, 2012	2.18%
Year Ended October 31, 2011	2.16%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	2.08%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	2.07%
Year Ended October 31, 2012	2.10%
Year Ended October 31, 2011	2.08%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589

See accompanying Notes to Financial Statements.

52	OPPENHEIMER GLOBAL ALLOCATION FUND

Class I	Six Months Ended April 30, 2013 (Unaudited)	Period Ended October 31, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$14.69	$14.98
Income (loss) from investment operations:
Net investment income[2]	.22	.37
Net realized and unrealized gain (loss)	1.46	(.53)
Total from investment operations	1.68	(.16)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.13)
Distributions from net realized gain	—	—
Total dividends and/or distributions to shareholders	(.13)	(.13)
Net asset value, end of period	$16.24	$14.69
Total Return, at Net Asset Value[3]	11.47%	(1.04)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$10
Average net assets (in thousands)	$10	$10
Ratios to average net assets:[4,5]
Net investment income	2.82%	3.79%
Total expenses[6]	0.90%	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	0.82%	0.88%
Portfolio turnover rate	14%	59%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	0.92%
Period Ended October 31, 2012	0.95%

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	0.84%
Period Ended October 31, 2012	0.90%

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	53

FINANCIAL HIGHLIGHTS    Continued

Class N	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$14.48	$14.60	$14.86	$12.87	$10.54	$18.94
Income (loss) from investment operations:
Net investment income[2]	.15	.29	.32	.14	.14	.23
Net realized and unrealized gain (loss)	1.45	(.04)	(.39)	1.93	2.33	(6.20)
Total from investment operations	1.60	.25	(.07)	2.07	2.47	(5.97)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	(.37)	(.19)	(.08)	(.14)	(.24)
Distributions from net realized gain	—	—	—	—	—	(2.19)
Total dividends and/or distributions to shareholders	(.07)	(.37)	(.19)	(.08)	(.14)	(2.43)
Net asset value, end of period	$16.01	$14.48	$14.60	$14.86	$12.87	$10.54
Total Return, at Net Asset Value[3]	11.07%	1.86%	(0.55)%	16.09%	23.89%	(35.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,867	$44,700	$56,284	$69,338	$74,293	$ 76,475
Average net assets (in thousands)	$44,825	$50,331	$63,592	$71,783	$70,697	$125,526
Ratios to average net assets:[4]
Net investment income	2.06%[5]	2.06%[5]	2.13%[5]	1.03%[5]	1.26%	1.57%
Total expenses	1.67%[5,6]	1.69%[5,6]	1.66%[5,6]	1.61%[5,7]	1.69%	1.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%[5,8]	1.61%[5,8]	1.58%[5,8]	1.61%[5]	1.62%	1.52%
Portfolio turnover rate	14%	59%	77%	204%[9]	232%[9]	128%[9]

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	1.69%
Year Ended October 31, 2012	1.71%
Year Ended October 31, 2011	1.68%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.61%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	1.61%
Year Ended October 31, 2012	1.63%
Year Ended October 31, 2011	1.60%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589

See accompanying Notes to Financial Statements.

54	OPPENHEIMER GLOBAL ALLOCATION FUND

Class Y	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$14.69	$14.80	$15.07	$13.05	$10.68	$19.18
Income (loss) from investment operations:
Net investment income[2]	.21	.38	.42	.23	.25	.31
Net realized and unrealized gain (loss)	1.45	(.03)	(.42)	1.95	2.34	(6.28)
Total from investment operations	1.66	.35	—	2.18	2.59	(5.97)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.46)	(.27)	(.16)	(.22)	(.34)
Distributions from net realized gain	—	—	—	—	—	(2.19)
Total dividends and/or distributions to shareholders	(.11)	(.46)	(.27)	(.16)	(.22)	(2.53)
Net asset value, end of period	$16.24	$14.69	$14.80	$15.07	$13.05	$10.68
Total Return, at Net Asset Value[3]	11.38%	2.53%	(0.04)%	16.80%	24.83%	(35.35)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,236	$31,958	$36,291	$35,843	$35,737	$ 82,551
Average net assets (in thousands)	$32,824	$33,356	$38,475	$35,361	$42,026	$165,149
Ratios to average net assets:[4]
Net investment income	2.68%[5]	2.66%[5]	2.71%[5]	1.64%[5]	2.25%	2.12%
Total expenses	1.05%[5,6]	1.08%[5,6]	1.10%[5,6]	1.01%[5,7]	1.00%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%[5,8]	1.00%[5,8]	1.02%[5,8]	1.01%[5]	0.85%	0.97%
Portfolio turnover rate	14%	59%	77%	204%[9]	232%[9]	128%[9]

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	1.07%
Year Ended October 31, 2012	1.10%
Year Ended October 31, 2011	1.12%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 29, 2010	1.01%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	0.99%
Year Ended October 31, 2012	1.02%
Year Ended October 31, 2011	1.04%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 29, 2010	$125,339,102	$124,699,026
Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	55

NOTES TO FINANCIAL STATEMENTS    April 30, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek a combination of growth of capital and investment income. The Fund’s primary objective is growth of capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

56	OPPENHEIMER GLOBAL ALLOCATION FUND

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of April 30, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$3,006,424
Sold securities	642,288

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of April 30, 2013 is as follows:

Cost	$804,754
Market Value	$408,358
Market Value as a % of Net Assets	0.02%

Investment in Oppenheimer Global Allocation Fund (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply

OPPENHEIMER GLOBAL ALLOCATION FUND	57

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the six months ended April 30, 2013, the Subsidiary has a deficit of $78,257 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which

58	OPPENHEIMER GLOBAL ALLOCATION FUND

the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class

OPPENHEIMER GLOBAL ALLOCATION FUND	59

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended October 31, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$427,992,945
2017	410,473,446
No expiration	56,588,448

Total	$895,054,839

As of April 30, 2013, it is estimated that the capital loss carryforwards would be $838,466,391 expiring by 2017 and $21,467,947 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2013, it is estimated that the Fund will utilize $35,120,501 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

60	OPPENHEIMER GLOBAL ALLOCATION FUND

Federal tax cost of securities	$1,573,813,725
Federal tax cost of other investments	(85,759,485)

Total federal tax cost	$1,488,054,240

Gross unrealized appreciation	$252,765,695
Gross unrealized depreciation	(43,258,572)

Net unrealized appreciation	$209,507,123

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,099
Payments Made to Retired Trustees	91,583
Accumulated Liability as of April 30, 2013	662,255

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

OPPENHEIMER GLOBAL ALLOCATION FUND	61

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is

62	OPPENHEIMER GLOBAL ALLOCATION FUND

responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

OPPENHEIMER GLOBAL ALLOCATION FUND	63

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use

64	OPPENHEIMER GLOBAL ALLOCATION FUND

observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

OPPENHEIMER GLOBAL ALLOCATION FUND	65

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$14,913,533	$—	$14,913,533
Common Stocks
Consumer Discretionary	176,424,382	3,974,127	—	180,398,509
Consumer Staples	117,341,460	2,059,818	—	119,401,278
Energy	60,754,063	3,981,656	—	64,735,719
Financials	132,248,237	28,001,886	2,524	160,252,647
Health Care	133,186,524	642,149	—	133,828,673
Industrials	158,211,937	471,997	—	158,683,934
Information Technology	247,168,143	5,170,600	—	252,338,743
Materials	36,742,716	1,214,715	49,871	38,007,302
Telecommunication Services	23,677,334	—	—	23,677,334
Utilities	5,821,368	—	—	5,821,368
Preferred Stocks	—	466,807	—	466,807
Rights, Warrants and Certificates	—	—	—	—
Asset-Backed Securities	—	2,321,568	—	2,321,568
Mortgage-Backed Obligations	—	104,269,132	—	104,269,132
Non-Convertible Corporate Bonds and Notes	—	141,200,983	—	141,200,983
Convertible Corporate Bonds and Notes	—	492,000	—	492,000
Corporate Loans	—	9,547,626	—	9,547,626
Structured Securities	—	534,739	—	534,739
Options Purchased	9,954,375	3,638,773	—	13,593,148
Investment Companies	59,401,664	300,527,370	—	359,929,034

Total Investments, at Value	1,160,932,203	623,429,479	52,395	1,784,414,077
Other Financial Instruments:
Foreign currency exchange contracts	—	2,047	—	2,047
Futures margins	184,840	—	—	184,840

Total Assets	$1,161,117,043	$623,431,526	$52,395	$1,784,600,964

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(5,653)	$—	$(5,653)
Futures margins	(900,000)	—	—	(900,000)
Appreciated options written, at value	(1,245,000)	—	—	(1,245,000)
Depreciated options written, at value	(287,500)	—	—	(287,500)

Total Liabilities	$(2,432,500)	$(5,653)	$—	$(2,438,153)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value

66	OPPENHEIMER GLOBAL ALLOCATION FUND

from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,836,147	$(2,211,438)	$2,211,438	$(1,836,147)
Consumer Staples	3,586,515	(3,460,325)	3,460,325	(3,586,515)
Energy	13,684,208	(3,310,199)	3,310,199	(13,684,208)
Financials	14,906,581	(10,620,625)	10,620,625	(14,906,581)
Health Care	6,507,562	(135,225)	135,225	(6,507,562)
Industrials	9,953,849	(717,808)	717,808	(9,953,849)
Information Technology	22,156,279	(2,638,636)	2,638,636	(22,156,279)
Materials	4,105,281	—	—	(4,105,281)

Total Assets	$76,736,422	$(23,094,256)	$23,094,256	$(76,736,422)

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

**Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2013		Year Ended October 31, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	2,768,439	$42,771,907	6,186,094	$89,391,648
Dividends and/or distributions reinvested	445,721	6,757,626	2,536,241	35,191,179
Redeemed	(8,546,193)	(131,329,686)	(20,139,844)	(290,593,461)

Net decrease	(5,332,033)	$(81,800,153)	(11,417,509)	$(166,010,634)

OPPENHEIMER GLOBAL ALLOCATION FUND	67

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest Continued

	Six Months Ended April 30, 2013		Year Ended October 31, 2012[1]
	Shares	Amount	Shares	Amount
Class B
Sold	15,177	$230,813	677,904	$9,518,836
Dividends and/or distributions reinvested	18,925	277,626	212,801	2,857,091
Redeemed	(1,339,751)	(20,094,358)	(3,812,455)	(53,751,233)

Net decrease	(1,305,649)	$(19,585,919)	(2,921,750)	$(41,375,306)

Class C
Sold	669,974	$10,046,010	1,141,628	$16,027,162
Dividends and/or distributions reinvested	51,905	761,960	438,553	5,895,435
Redeemed	(1,851,373)	(27,742,666)	(4,630,592)	(65,126,070)

Net decrease	(1,129,494)	$(16,934,696)	(3,050,411)	$(43,203,473)

Class I
Sold	—	$—	668	$10,000
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	668	$10,000

Class N
Sold	196,294	$3,008,028	466,084	$6,589,420
Dividends and/or distributions reinvested	13,008	193,458	95,060	1,295,451
Redeemed	(493,960)	(7,536,115)	(1,330,243)	(18,860,706)

Net decrease	(284,658)	$(4,334,629)	(769,099)	$(10,975,835)

Class Y
Sold	165,029	$2,554,515	332,081	$4,772,898
Dividends and/or distributions reinvested	14,533	221,060	70,696	982,947
Redeemed	(247,579)	(3,790,534)	(678,963)	(9,797,920)

Net decrease	(68,017)	$(1,014,959)	(276,186)	$(4,042,075)

1. For the year ended October 31, 2012 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from February 28, 2012 (inception of offering) to October 31, 2012 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the six months ended April 30, 2013, were as follows:

	Purchases	Sales
Investment securities	$235,007,117	$394,491,271

68	OPPENHEIMER GLOBAL ALLOCATION FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The

OPPENHEIMER GLOBAL ALLOCATION FUND	69

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class B	$30,363,367
Class C	35,455,081
Class N	6,658,018

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
April 30, 2013	$165,407	$184	$68,930	$6,709	$562

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended April 30, 2013, the Manager waived $59,266.

70	OPPENHEIMER GLOBAL ALLOCATION FUND

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF and Master Funds. During the six months ended April 30, 2013, the Manager waived fees and/or reimbursed the Fund $680,178 for management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended April 30, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$54,220

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

OPPENHEIMER GLOBAL ALLOCATION FUND	71

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to

72	OPPENHEIMER GLOBAL ALLOCATION FUND

market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of April 30, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $3,640,820, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $3,638,773 as of April 30, 2013. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of April 30, 2013 the Fund has required certain counterparties to post collateral of $4,849,855.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

OPPENHEIMER GLOBAL ALLOCATION FUND	73

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Valuations of derivative instruments as of April 30, 2013 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Volatility contracts	Futures margins	$150,000	*	Futures margins	$900,000	*
Interest rate contracts	Futures margins	34,840	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	2,047		Unrealized depreciation on foreign currency exchange contracts	5,653
Equity contracts				Appreciated options written, at value	1,245,000
Equity contracts				Depreciated options written, at value	287,500
Equity contracts	Investments, at value	12,421,273	**
Interest rate contracts	Investments, at value	1,171,875	**

Total		$13,780,035			$2,438,153

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased options.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Total
Equity contracts	$3,380,808	$7,236,840	$437,824	$—	$11,055,472
Foreign exchange contracts	(1,017,757)	—	—	(42,971)	(1,060,728)
Interest rate contracts	(1,252,986)	1,244,549	958,288	—	949,851
Volatility contracts	(5,967,828)	2,007,976	8,059,648	—	4,099,796

Total	$(4,857,763)	$10,489,365	$9,455,760	$(42,971)	$15,044,391

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

74	OPPENHEIMER GLOBAL ALLOCATION FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Total
Equity contracts	$3,863,177	$889,970	$(160,090)	$—	$4,593,057
Foreign exchange contracts	1,015,289	—	—	(3,609)	1,011,680
Interest rate contracts	698,855	—	(647,297)	—	51,558
Volatility contracts	—	—	(3,098,376)	—	(3,098,376)

Total	$5,577,321	$889,970	$(3,905,763)	$(3,609)	$2,557,919

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the six months ended April 30, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $677,300 and $1,248,048, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

OPPENHEIMER GLOBAL ALLOCATION FUND	75

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the six months ended April 30, 2013, the Fund had an ending monthly average market value of $49,564,906 and $132,961,777 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the

76	OPPENHEIMER GLOBAL ALLOCATION FUND

proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the six months ended April 30, 2013, the Fund had an ending monthly average market value of $8,024,028 and $2,724,124 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

OPPENHEIMER GLOBAL ALLOCATION FUND	77

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

During the six months ended April 30, 2013, the Fund had an ending monthly average market value of $314,286 and $2,793,243 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the six months ended April 30, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
October 31, 2012	—	$—	2,500	$3,732,427
Options written	76,800	10,811,705	42,030	19,458,952
Options closed or expired	(76,800)	(10,811,705)	(18,030)	(21,446,482)

Options outstanding as of April 30, 2013	—	$—	26,500	$1,744,897

7. Restricted Securities

As of April 30, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Loan Commitments

Pursuant to the terms of certain credit agreements, the Fund can have unfunded loan commitments. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. As of April 30, 2013, the Fund is contractually obligated to fund commitments of $32,925 by a specified date; these unfunded commitments have been included as Corporate Loans in the Statement of Investments.

9. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal

78	OPPENHEIMER GLOBAL ALLOCATION FUND

securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in

OPPENHEIMER GLOBAL ALLOCATION FUND	79

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

9. Pending Litigation Continued

AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

80	OPPENHEIMER GLOBAL ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER GLOBAL ALLOCATION FUND	81

OPPENHEIMER GLOBAL ALLOCATION FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Mark Hamilton, Vice President

Benjamin H. Rockmuller, Vice President

Arthur. S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial &Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

82	OPPENHEIMER GLOBAL ALLOCATION FUND

Financial Statements for Oppenheimer Global Allocation Fund (Cayman) Ltd. (the “Subsidiary”) for the Six Months Ended April 30, 2013
84	Statement of Investments

85	Statement of Assets and Liabilities

86	Statement of Operations

87	Statements of Changes in Net Assets

88	Notes to Financial Statements

OPPENHEIMER GLOBAL ALLOCATION FUND	83

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.

STATEMENT OF INVESTMENTS    April 30, 2013 / Unaudited

As of April 30, 2013, the Fund didn’t hold any investments. Therefore, no Statement of Investments is included.

84	OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.

STATEMENT OF ASSETS AND LIABILITIES    April 30, 2013 / Unaudited

Assets
Cash	$14,929,215
Receivables and other assets:
Other	498
Total assets	14,929,713
Liabilities
Payables and other liabilities:
Auditing and other professional fees	10,934
Directors’ compensation	4,117
Custodian fees	1,071
Other	58
Total liabilities	16,180
Net Assets	$14,913,533
Composition of Net Assets
Par value of shares of beneficial interest	$29
Additional paid-in capital	10,578,033
Accumulated net investment loss	(617,627)
Accumulated net realized gain on investments	4,953,098
Net Assets—applicable to 2,921 shares of beneficial interest outstanding	$14,913,533
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$5,104.82

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	85

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.

STATEMENT OF OPERATIONS    For the Six Months Ended April 30, 2013 / Unaudited

Expenses
Management fees	$59,266
Auditing and other professional fees	10,879
Directors’ compensation	6,252
Custodian fees and expenses	1,728
Other	130
Total expenses	78,255
Net Investment Loss	(78,255)
Net Decrease in Net Assets Resulting from Operations	$(78,255)

See accompanying Notes to Financial Statements.

86	OPPENHEIMER GLOBAL ALLOCATION FUND

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations
Net investment loss	$ (78,255)	$(246,515)
Net realized loss	—	(1,427,711)
Net change in unrealized appreciation/depreciation	—	(6,685,836)
Net decrease in net assets resulting from operations	(78,255)	(8,360,062)
Capital Transactions
Net decrease in net assets resulting from capital transactions	—	(75,735,571)
Net Assets
Total decrease	(78,255)	(84,095,633)
Beginning of period	14,991,788	99,087,421
End of period (including accumulated net investment loss of $617,627 and $539,372, respectively)	$14,913,533	$14,991,788

See accompanying Notes to Financial Statements.

OPPENHEIMER GLOBAL ALLOCATION FUND	87

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Global Allocation Fund (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds (“ETF”). The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date. As of April 30, 2013, 100% of the Fund was owned by Oppenheimer Global Allocation Fund (“OGAF”). OFI Global is also the investment adviser of OGAF.

The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of April 30, 2013, the directors have not designated classes or series of outstanding participating shares. During the six months ended April 30, 2013, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.

The following is a summary of significant accounting policies consistently followed by the Fund.

Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian

88	OPPENHEIMER GLOBAL ALLOCATION FUND

account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Capital Transactions

The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 2,921.46 participating shares for $292,146 on May 12, 2011 in conjunction with OGAF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.

Capital transactions were as follows:

	Six Months Ended April 30, 2013 Amount	Year Ended October 31, 2012 Amount
Contributions	$—	$15,790,999
Withdrawals	—	(91,526,570)

Net decrease	$—	$(75,735,571)

OPPENHEIMER GLOBAL ALLOCATION FUND	89

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Expenses

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48

Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

90	OPPENHEIMER GLOBAL ALLOCATION FUND

4. Financial Highlights

The following represents certain per share data and financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. Unless otherwise noted, the calculations have been annualized for reporting purposes:

	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Period Ended October 31, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$5,131.61	$33,917.09	$100.00
Income (loss) from investment operations:
Net investment loss	(26.79)	(84.37)	(100.24)
Net realized and unrealized gain (loss)	—	(2,776.71)	4,472.64
Total from investment operations	(26.79)	(2,861.08)	4,372.40
Capital Transactions	—	(25,924.40)	29,444.69
Net asset value, end of period	$5,104.82	$5,131.61	$33,917.09
Total Return, at Net Asset Value[2]	(0.52)%	(22.96)%	13.38%

Ratios to Average Net Assets:
Net investment loss	(1.06)%	(0.96)%	(0.84)%
Total expenses	1.06%	0.96%	0.84%

1. For the period from May 12, 2011 (commencement of operations) through October 31, 2011.

2. The total return was calculated based upon the daily return of the Fund during this period. The calculation has not been annualized for periods less than one full year.

5. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits

OPPENHEIMER GLOBAL ALLOCATION FUND	91

OPPENHEIMER GLOBAL ALLOCATION FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Pending Litigation Continued

allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

92	OPPENHEIMER GLOBAL ALLOCATION FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

OPPENHEIMER GLOBAL ALLOCATION FUND	93

PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

94	OPPENHEIMER GLOBAL ALLOCATION FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

OppenheimerFunds are distributed by OppenheimerFunds Distributor, Inc.

RS0257.001.0413 June 21, 2013

4	30	2013

SEMIANNUAL REPORT

Oppenheimer Flexible Strategies Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/13

	Class A Shares of the Fund			HFRI Fund Weighted Composite Index
	Without Sales Charge	With Sales Charge	S&P 500 Index
6-Month	3.26%	–2.68%	14.42%	6.35%
1-Year	4.69	–1.33	16.89	6.60
5-Year	–0.18	–1.36	5.21	2.81
10-Year	5.23	4.61	7.88	6.77

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 3.26% during the period. The largest contributor to the Fund’s absolute performance was the long equity strategy, followed by the opportunistic fixed income and alternative strategy. The Fund’s short equity strategy detracted from absolute performance. On a relative basis, the Fund underperformed the HFRI Fund Weighted Composite Index (the “Index”), which returned 6.35%.

MARKET OVERVIEW

Equity markets rallied this period as central banks throughout the world continued to take measures intended to promote market liquidity and stimulate greater economic growth. In September 2012, the U.S. Federal Reserve (the “Fed”) embarked on a new round of open-ended quantitative easing involving monthly purchases of $40 billion of mortgage-backed securities issued by U.S. government agencies, also known as “QE3”. During the period, the Fed increased its monthly purchases to $85 billion. The Fed also stated its intention to leave interest rates at low levels through at least mid-2015. Meanwhile, the head of the European Central Bank (the “ECB”) had reassured investors that the ECB was committed to supporting the Eurozone, and the ECB signaled its conditional intention to purchase massive amounts of debt from troubled members of the European Union. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted economic policies and the central bank announced a massive quantitative easing program.

While these measures helped trigger a rally in equities and higher yielding asset classes,

we remain concerned with the fundamental economic picture as a number of indicators remained volatile this period. Although the housing market continued to show signs of improvement, home sales experienced their biggest decline in two years in February, and durable goods orders ex-aircraft also fell that month. In March, retail sales experienced their largest decline in nine months and the number of new jobs created increased at a lower than estimated rate. The number of new jobs report was stronger than expected, but the economy continued to recover at a very slow pace.

FUND REVIEW

In the Fund’s equity long strategy, the strongest contributors to performance were The Mosaic Co., Lyondellbasell Industries NV and Cinemark Holdings, Inc. Mosaic, a miner of phosphate and potash, performed positively largely due to increased optimism around fertilizer volume and pricing. Lyondellbasell is a chemical company that processes ethane feedstock. The company benefited as ethane feedstock prices continued to decline, boosting margins relative to competitors that process naphtha-based feedstock. We

OPPENHEIMER FLEXIBLE STRATEGIES FUND	3

believe ethane prices have the potential to remain favorable for the foreseeable future. In our opinion, Lyondellbasell also continued to manage its balance sheet in a shareholder friendly way this period and we believe increasing dividends and buybacks may continue. Cinemark Holdings, a global movie theatre operator, experienced strong box office results that reached a record level in 2012. The company also benefited from an above average dividend yield and announced plans to acquire Rave Cinemas, which has 32 theatres containing 483 screens. We also believe Cinemark is a large industry player that is poised to benefit from the move from analog to digital that smaller players cannot afford to make.

Detractors from performance in the equity long strategy included Apple, Inc., Bond Street Holdings LLC and M&T Bank Corp. Apple has been impacted by a couple of issues. First, there has been some concern around the current growth rate for the smartphone market, particularly in the premium end in which Apple primarily competes. While we acknowledge industry growth could slow as the market matures, we still see ample opportunity for Apple to show volume growth acceleration from current levels. For instance, we still view the market in China as under-penetrated and Apple has strong brand equity and operational momentum there. A second issue impacting Apple has been concern over Samsung’s impact on the competitive environment. While Samsung was successful in driving innovation last year by introducing larger-screen phones, their most recent flagship product has met with only a lukewarm reception. We view this as a positive relative to Apple’s market share and it reduces the concern around future pressure to smartphone gross margins.

Bond Street is a privately held bank that was set up during the financial crisis to purchase failed banks in Federal Deposit Insurance Corporation-assisted transactions, which it did successfully. However, several shareholders exited their positions, putting pressure on the stock. The bank is eventually looking to go public. M&T Bank Corp. detracted from performance primarily due to the delay in regulatory approval for its acquisition of Hudson City Bancorp.

The Fund’s short equity strategy detracted from absolute performance this period. Among the detractors was a stock swap on European mid-cap equities, which hurt performance as central bank policy bolstered the markets despite deteriorating fundamentals. The Fund did have several contributors in the short equity strategy, as our shorts of certain iron ore and coal companies benefited performance. As demand for steel in China declined, so did the prices of iron ore and other raw material suppliers. We believe that the world and particularly China has excess steel-making capacity, and as a result, raw material suppliers to steel companies also have excess capacity. A short position in JCPenney also benefited the Fund as flaws were seen in its turnaround plan. We exited the position.

4	OPPENHEIMER FLEXIBLE STRATEGIES FUND

The opportunistic fixed-income and alternative strategy performed well during the period. Oppenheimer Master Loan Fund, LLC, which invests in senior floating rate loans, drove the performance in this area. Domestic non-investment-grade markets responded positively to improved sentiment and there were significant inflows into both high yield bonds and senior floating rate loans. The heavier flows into high yield bonds, however, stretched valuations versus loans. Therefore, we believe that the senior loans remain attractively positioned and continue to provide potential protection if and when interest rates rise. Also benefiting performance were our positions in asset-backed securities on first-lien mortgages. During the period, the housing market continued to strengthen, which benefited the securities. Detractors in this strategy were limited, but certain hedging strategies against rising volatility did not perform well in the midst of the rally in risk markets.

STRATEGY & OUTLOOK

In our view, the tail risks are significant in Europe. The banking system and many sovereigns remain over-levered, and the policies of austerity are stunting growth, preventing many countries from moving beyond the current stasis. The banking crisis in Cyprus is merely the most recent reminder. Portuguese courts have ruled against austerity, the Italians and French have voted against it, Greece cannot implement it, and Germany is left trying to enforce it. There will be a German election in the fall. These events will increase uncertainty and have the potential to destabilize the status quo. Simply put, we believe this is a recipe for continued turmoil. At the same time, the Bank of Japan (the “BoJ”) has embarked on an audacious experiment in monetary policy, with the predictable result of causing a stunning decline in the yen. We doubt the BoJ’s new policy will achieve its intended goal (i.e., stimulating growth) in part because its benefits will largely be offset by import headwinds. However, the real effects won’t be known for several years, although we expect there will be unintended consequences for both Japan and the world.

More broadly, monetary policy has been the only game in town recently, and central bank interventions have worked to bring down rates dramatically. How will this evolve going forward? No one knows for certain, but after a massive credit expansion and 32-year bull run in bonds, we believe any sort of rate normalization will be detrimental. All of this means the current outlook is fragile, and we believe the U.S. remains better positioned than the rest of the developed world. In light of this, we continue to search for opportunities to generate strong risk-adjusted returns, deliver an attractive yield through a low volatility strategy that has good downside protection, and utilize the flexibility of multiple asset classes to hedge the key tail risks we see.

Michelle Borré, CFA Portfolio Manager

OPPENHEIMER FLEXIBLE STRATEGIES FUND	5

Top Holdings and Allocations

TOP TEN COMMON STOCK INDUSTRIES
Oil, Gas & Consumable Fuels	6.1%
Chemicals	5.0
Pharmaceuticals	4.1
Commercial Banks	3.8
Media	3.5
Computers & Peripherals	2.5
Insurance	2.3
Beverages	2.2
Communications Equipment	2.0
Tobacco	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
Chevron Corp.	2.6%
Mosaic Co. (The)	2.2
Coca-Cola Co. (The)	2.2
Philip Morris International, Inc., Cl. A	2.0
Apple, Inc.	1.9
M&T Bank Corp.	1.9
Merck & Co., Inc.	1.8
Celanese Corp., Series A	1.7
Exxon Mobil Corp.	1.5
McDonald’s Corp.	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on net assets. For more current Top 10 Fund Holdings, please visit oppenheimerfunds.com.

6	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Common Stocks	51.6%
Domestic Fixed Income Funds	14.8
Oppenheimer Master Loan Fund, LLC
Oppenheimer Short Duration Fund
Money Market Funds	13.2
Oppenheimer Institutional Money Market Fund
Asset-Backed Securities	7.8
Preferred Stocks	3.0
Non-Convertible Corporate Bonds and Notes	2.8
Mortgage-Backed Obligations	2.5
Corporate Loans	1.5
Convertible Corporate Bonds and Notes	1.1
Wholly-Owned Subsidiary	0.9
Swaptions Purchased	0.5
Structured Securities	0.3

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on the total market value of investments. Short sales of securities, which accounted for 25% of the Fund’s net assets as of period end, are not reflected in the chart above. More information about these investments is included in the Statement of Investments and the accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
CLASS A (QVOPX)	1/3/89	3.26%	4.69%	–0.18%	5.23%
CLASS B (QOPBX)	9/1/93	2.78%	3.75%	–1.05%	4.75%
CLASS C (QOPCX)	9/1/93	2.87%	3.90%	–0.93%	4.44%
CLASS I (QOPIX)	2/28/13	1.36%*	N/A	N/A	N/A
CLASS N (QOPNX)	3/1/01	3.06%	4.31%	–0.51%	4.87%
CLASS Y (QOPYX)	12/16/96	3.36%	4.94%	0.10%	5.47%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/13
	Inception Date	6-Month	1-Year	5-Year	10-Year
CLASS A (QVOPX)	1/3/89	–2.68%	–1.33%	–1.36%	4.61%
CLASS B (QOPBX)	9/1/93	–2.22%	–1.25%	–1.39%	4.75%
CLASS C (QOPCX)	9/1/93	1.87%	2.90%	–0.93%	4.44%
CLASS I (QOPIX)	2/28/13	1.36%*	N/A	N/A	N/A
CLASS N (QOPNX)	3/1/01	2.06%	3.31%	–0.51%	4.87%
CLASS Y (QOPYX)	12/16/96	3.36%	4.94%	0.10%	5.47%

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the HFRI Fund Weighted Composite Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in

8	OPPENHEIMER FLEXIBLE STRATEGIES FUND

leading industries within the U.S. economy. The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in U.S. Dollars and have a minimum of $50 million under management or a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index’s returns are calculated three times each month and are subject to periodic recalculation by Hedge Fund Research, Inc. As a result, the HFRI Fund Weighted Composite Index returns shown may differ from the same Index’s returns for the same period published elsewhere. If subsequent recalculations cause the Index’s returns to change, the Fund does not expect to update the Index returns. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Fund Expenses  Continued

Actual	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During 6 Months Ended April 30, 2013[1,2]
Class A	$1,000.00	$1,032.60	$9.87
Class B	1,000.00	1,027.80	14.33
Class C	1,000.00	1,028.70	13.77
Class I	1,000.00	1,013.60	4.56
Class N	1,000.00	1,030.60	11.49
Class Y	1,000.00	1,033.60	8.66

Hypothetical (5% return before expenses)
Class A	1,000.00	1,015.12	9.79
Class B	1,000.00	1,010.76	14.21
Class C	1,000.00	1,011.31	13.66
Class I	1,000.00	1,011.60	13.35
Class N	1,000.00	1,013.54	11.40
Class Y	1,000.00	1,016.31	8.58

1. Actual expenses paid for Classes A, B, C, N and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Actual expenses paid for Class I are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 62/365 to reflect the period from February 28, 2013 (inception of offering) to April 30, 2013.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2013 for Classes A, B, C, N, and Y and for the period from February 28, 2013 (inception of offering) to April 30, 2013 for Class I are as follows:

Class	Expense Ratios
Class A	1.95%
Class B	2.83
Class C	2.72
Class I	2.66
Class N	2.27
Class Y	1.71

OPPENHEIMER FLEXIBLE STRATEGIES FUND	11

Fund Expenses  Continued

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12	OPPENHEIMER FLEXIBLE STRATEGIES FUND

STATEMENT OF INVESTMENTS    April 30, 2013 / (Unaudited)

	Shares	Value
Wholly-Owned Subsidiary—1.0%
Oppenheimer Flexible Strategies Fund (Cayman) Ltd.[1,2] (Cost $9,050,000)	7,500	$9,041,133
Common Stocks—54.4%
Consumer Discretionary—6.1%
Hotels, Restaurants & Leisure—1.4%
McDonald’s Corp.	125,000	12,767,500
Media—3.5%
Cinemark Holdings, Inc.	412,000	12,726,675
Comcast Corp., Cl. A	279,500	11,543,350
Time Warner Cable, Inc.	80,000	7,511,200
		31,781,225
Multiline Retail—0.6%
Macy’s, Inc.	115,000	5,129,000
Specialty Retail—0.6%
Tiffany & Co.	80,000	5,894,400
Consumer Staples—4.2%
Beverages—2.2%
Coca-Cola Co. (The)[3]	480,000	20,318,400
Tobacco—2.0%
Philip Morris International, Inc., Cl. A3	190,720	18,230,925
Energy—7.5%
Energy Equipment & Services—1.4%
Baker Hughes, Inc.	111,300	5,051,907
Schlumberger Ltd.	100,000	7,443,000
		12,494,907
Oil, Gas & Consumable Fuels—6.1%
Apache Corp.	32,800	2,423,264
Chevron Corp.	198,920	24,270,229
EOG Resources, Inc.	40,000	4,846,400
Exxon Mobil Corp.[3]	155,700	13,855,743
Kinder Morgan, Inc.	100,000	3,910,000
Royal Dutch Shell plc, ADR	96,100	6,706,819
		56,012,455
Financials—9.2%
Capital Markets—0.4%
Goldman Sachs Group, Inc. (The)	25,322	3,698,785
Commercial Banks—3.8%
Bond Street Holdings LLC, Cl. A2,4	375,000	5,250,000
Bond Street Holdings LLC, Cl. B, Non-Vtg.[2]	120,000	1,680,000
M&T Bank Corp.	169,640	16,997,928
U.S. Bancorp	195,420	6,503,578
Wells Fargo & Co.[3]	118,780	4,511,264
		34,942,770

OPPENHEIMER FLEXIBLE STRATEGIES FUND	13

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value
Diversified Financial Services—1.2%
Citigroup, Inc.	116,500	$5,435,890
JPMorgan Chase & Co.	113,000	5,538,130
		10,974,020
Insurance—2.3%
ACE Ltd.	123,570	11,015,030
Alleghany Corp.[2]	25,052	9,863,974
		20,879,004
Real Estate Investment Trusts (REITs)—1.5%
American Assets Trust, Inc.	60,788	2,052,203
Macerich Co. (The)	89,500	6,269,475
Starwood Property Trust, Inc.	203,000	5,580,470
		13,902,148
Health Care—6.1%
Health Care Equipment & Supplies—0.5%
Baxter International, Inc.	35,000	2,445,450
Covidien plc	38,000	2,425,920
		4,871,370
Health Care Providers & Services—1.5%
UnitedHealth Group, Inc.	177,420	10,632,781
Universal Health Services, Inc., Cl. B	46,000	3,063,140
		13,695,921
Pharmaceuticals—4.1%
Actavis, Inc.[2]	115,000	12,158,950
Medicines Co. (The)[2]	100,000	3,376,000
Merck & Co., Inc.	352,500	16,567,500
Novartis AG, ADR	78,000	5,753,280
		37,855,730
Industrials—6.1%
Aerospace & Defense—1.7%
Honeywell International, Inc.	139,000	10,222,060
Northrop Grumman Corp.	70,000	5,301,800
		15,523,860
Airlines—0.7%
United Continental Holdings, Inc.[2,3]	180,000	5,814,000
Commercial Services & Supplies—0.9%
Tyco International Ltd.	255,000	8,190,600
Construction & Engineering—0.9%
Quanta Services, Inc.[2]	300,000	8,244,000
Electrical Equipment—0.1%
Hubbell, Inc., Cl. B	9,500	911,620

14	OPPENHEIMER FLEXIBLE STRATEGIES FUND

	Shares	Value
Machinery—0.4%
AGCO Corp.	73,421	$3,909,668
Trading Companies & Distributors—1.4%
AerCap Holdings NV2	493,901	7,838,209
Wesco International, Inc.[2]	74,000	5,305,060
		13,143,269
Information Technology—7.6%
Communications Equipment—2.0%
Cisco Systems, Inc.	250,000	5,230,000
Juniper Networks, Inc.[2]	417,790	6,914,425
QUALCOMM, Inc.	103,160	6,356,719
		18,501,144
Computers & Peripherals—2.5%
Apple, Inc.[3]	38,658	17,115,830
SanDisk Corp.[2]	100,000	5,244,000
		22,359,830
Internet Software & Services—1.2%
Google, Inc., Cl. A2	7,750	6,390,418
Yahoo!, Inc.[2]	186,500	4,612,145
		11,002,563
IT Services—0.6%
International Business Machines Corp.	28,500	5,772,390
Semiconductors & Semiconductor Equipment—0.6%
Xilinx, Inc.	150,000	5,686,500
Software—0.7%
Oracle Corp.	192,600	6,313,428
Materials—5.0%
Chemicals—5.0%
Celanese Corp., Series A	311,500	15,391,215
Lyondellbasell Industries NV, Cl. A	163,400	9,918,380
Mosaic Co. (The)	333,670	20,550,735
		45,860,330
Telecommunication Services—1.0%
Diversified Telecommunication Services—1.0%
BCE, Inc.	202,000	9,465,720
Utilities—1.6%
Electric Utilities—1.6%
Cleco Corp.	150,000	7,428,000
Edison International	136,500	7,343,700
		14,771,700

Total Common Stocks (Cost $423,766,027)		498,919,182

OPPENHEIMER FLEXIBLE STRATEGIES FUND	15

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value
Preferred Stocks—3.1%
Goldman Sachs Group, Inc. (The), 3.75% Non-Cum., Series A, Non-Vtg.	41,024	$939,039
M&T Bank Corp.: 5% Cum., Series A, Non-Vtg.	5,167	5,425,350
5% Cum., Series C, Non-Vtg.	7,500	7,875,000
M&T Capital Trust IV, 8.50% Cum., Non-Vtg.	8,124	213,824
PPL Corp., 9.50% Cv., Non-Vtg.	100,000	5,875,000
US Bancorp, 6% Non-Cum., Series G	300,000	8,418,000
Total Preferred Stocks (Cost $26,629,152)		28,746,213

	Principal Amount
Asset-Backed Securities—8.2%
Airspeed Ltd., Airplane Receivables: Series 2007-1A, Cl. G1, 0.469%, 6/15/32[4,5]	$7,531,130	5,949,593
Series 2007-1A, Cl. G2, 0.479%, 6/15/32[4,5]	8,660,800	6,928,640
Blade Engine Securitization Ltd., Airplane Receivables, Series 2006-1AW, Cl. A1, 0.499%, 9/15/41[4,5,6]	26,604,114	19,687,044
New Century Home Equity Loan Trust 2005-2, Asset-Backed Nts., Series 2005-2, Cl. M3, 0.69%, 6/25/35[5]	5,500,000	3,921,514
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCW3, Cl. M1, 0.68%, 8/25/35[5]	5,000,000	4,233,313
Saxon Asset Securities Trust 2007-3, Mtg. Loan Asset-Backed Certificates, Series 2007-3, Cl. 2A4, 0.69%, 9/25/47[5]	7,595,000	4,100,263
Structured Asset Securities Corp., Mtg. Loan Asset-Backed Certificates, Series 2007-GEL2, Cl. A2, 0.52%, 5/25/37[5]	35,500,000	30,097,504
Total Asset-Backed Securities (Cost $62,894,387)		74,917,871
Mortgage-Backed Obligations—2.6%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R2, Cl. M1, 0.845%, 4/25/34[5]	3,877,706	3,118,721
Bear Stearns Asset-Backed Securities I Trust 2004-HE9, Asset-Backed Certificates, Series 2004-HE9, Cl. M2, 2%, 11/25/34[5]	10,144,501	7,149,591
First NLC Trust 2005-4, Mtg.-Backed Certificates, Series 2005-4, Cl. A4, 0.59%, 2/25/36[5]	11,003,000	6,306,573
Home Equity Asset Trust 2005-5, Mtg. Home Equity Pass-Through Certificates, Series 2005-5, Cl. M2, 0.71%, 11/25/35[5]	1,888,088	1,608,129
Home Equity Mortgage Loan Asset-Backed Trust, Home Equity Asset-Backed Certificates, Series INABS 2005-B, Cl. M3, 0.69%, 8/25/35[5]	1,298,061	792,386
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.67%, 4/1/34[5]	977,002	1,022,294
RAMP Series 2005-RS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-RS6, Cl. M2, 0.71%, 6/25/35[5]	944,044	857,764
Structured Asset Securities Corp., Mtg. Pass-Through Certificates, Series 2007-GEL2, Cl. A3, 0.65%, 5/25/37[5,7]	4,486,000	3,310,343
Total Mortgage-Backed Obligations (Cost $16,505,885)		24,165,801

16	OPPENHEIMER FLEXIBLE STRATEGIES FUND

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes—3.0%
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[7]	$2,500,000	$2,650,000
Calpine Corp., 7.25% Sr. Sec. Nts., 10/15/17[7]	12,848,000	13,667,060
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Nts.[5,8]	11,000,000	11,068,750
Total Non-Convertible Corporate Bonds and Notes (Cost $25,823,813)		27,385,810
Convertible Corporate Bonds and Notes—1.1%
Amylin Pharmaceuticals, Inc., 3% Cv. Sr. Unsec. Nts., 6/15/14	7,000,000	7,105,000
SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Unsub. Nts., 12/15/27[7]	3,000,000	3,294,375
Total Convertible Corporate Bonds and Notes (Cost $9,873,522)		10,399,375
Corporate Loans—1.6%
Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 5/16/18[5,6] (Cost $14,668,889)	14,400,000	14,649,005

	Swaption Expiration Date	Notional Amount
Swaptions Purchased—0.6%
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 1.87%; Received: Six-Month JPY BBA LIBOR; Termination Date: 1/25/26[2]	1/22/16	5,406,000,000	JPY	647,090
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2%; Received: Six-Month JPY BBA LIBOR; Termination Date: 1/21/25[2]	1/20/15	3,838,000,000	JPY	289,009
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 3.373%; Received: Three-Month BBA LIBOR; Termination Date: 4/27/26[2]	4/26/16	30,000,000		1,011,588
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 3.41%; Received: Three-Month BBA LIBOR; Termination Date: 4/13/26[2]	4/12/16	33,000,000		1,061,786
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 3.4675%; Received: Three-Month BBA LIBOR; Termination Date: 4/13/26[2]	4/12/16	33,000,000		1,017,523
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 4.50%; Received: Three-Month BBA LIBOR; Termination Date: 2/28/27[2]	2/27/17	50,000,000		1,212,550
Total Swaptions Purchased (Cost $8,098,189)				5,239,546

		Shares
Structured Securities—0.3%
Africa Telecommunications, Media & Technology Fund 1 LLC[4] (Cost $10,000,000)		9,542,930		2,576,591
Investment Companies—29.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[1,9]		127,421,839		127,421,839
Oppenheimer Master Loan Fund, LLC[1]		8,288,014		112,613,058

OPPENHEIMER FLEXIBLE STRATEGIES FUND	17

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Shares	Value
Investment Companies Continued
Oppenheimer Short Duration Fund, Cl. Y1	3,010,917	$30,169,383
Total Investment Companies (Cost $268,321,842)		270,204,280
Total Investments, at Value (Cost $875,631,706)	105.3%	966,244,807
Liabilities in Excess of Other Assets	(5.3)	(48,333,412)

Net Assets	100.0%	$917,911,395

Footnotes to Statement of Investments

Notional amount is reported in U.S. Dollars, except for those denoted in the following currency:

JPY	Japanese Yen

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2012	Gross Additions	Gross Reductions	Shares April 30, 2013
Oppenheimer Flexible Strategies Fund (Cayman) Ltd.[a]	7,500	—	—	7,500
Oppenheimer Institutional Money Market Fund, Cl. E	230,425,592	112,227,207	215,230,960	127,421,839
Oppenheimer Master Loan Fund, LLC	8,288,014	—	—	8,288,014
Oppenheimer Short Duration Fund, Cl. Y	2,006,223	1,004,694	—	3,010,917

		Value	Income	Realized Gain
Oppenheimer Flexible Strategies Fund (Cayman) Ltd.[a]		$9,041,133	$—	$—
Oppenheimer Institutional Money Market Fund, Cl. E		127,421,839	137,047	—
Oppenheimer Master Loan Fund, LLC		112,613,058	4,025,238 [b]	652,146 [b]
Oppenheimer Short Duration Fund, Cl. Y		30,169,383	66,784	—

		$279,245,413	$4,229,069	$652,146

a. Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $71,116,981. See Note 1 of the accompanying Notes.

4. Restricted security. The aggregate value of restricted securities as of April 30, 2013 was $40,391,868, which represents 4.40% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Africa Telecommunications, Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$2,576,591	$(7,423,409)
Airspeed Ltd., Airplane Receivables, Series 2007-1A, Cl. G1, 0.469%, 6/15/32	1/9/13-1/25/13	5,921,944	5,949,593	27,649
Airspeed Ltd., Airplane Receivables, Series 2007-1A, Cl. G2, 0.479%, 6/15/32	1/9/13-1/25/13	6,922,738	6,928,640	5,902

18	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Footnotes to Statement of Investments Continued

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Blade Engine Securitization Ltd., Airplane Receivables, Series 2006-1AW, Cl. A1, 0.499%, 9/15/41	4/19/13	$19,687,044	$19,687,044	$—
Bond Street Holdings LLC, Cl. A	11/4/09	7,500,000	5,250,000	(2,250,000)

		$50,031,726	$40,391,868	$(9,639,858)

5. Represents the current interest rate for a variable or increasing rate security.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after April 30, 2013. See Note 1 of the accompanying Notes.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $22,921,778 or 2.50% of the Fund’s net assets as of April 30, 2013.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. Rate shown is the 7-day yield as of April 30, 2013.

	Shares Sold Short	Value
Securities Sold Short—(25.0)%
Common Stock Securities Sold Short—(18.6)%
ADT Corp. (The)	(91,000)	$(3,971,240)
Aeropostale, Inc.[2]	(183,300)	(2,687,178)
Aflac, Inc.	(228,000)	(12,412,320)
Air Lease Corp.	(276,000)	(7,592,760)
Aircastle Ltd.	(215,000)	(3,001,400)
Aruba Networks, Inc.[2]	(107,000)	(2,406,430)
Assurant, Inc.	(63,500)	(3,018,790)
BB&T Corp.	(100,000)	(3,077,000)
BHP Billiton Ltd., Sponsored ADR	(98,000)	(6,587,560)
BJ’s Restaurants, Inc.[2]	(117,700)	(4,037,110)
Camden Property Trust	(75,000)	(5,425,500)
Caterpillar, Inc.	(86,000)	(7,281,620)
CBL & Associates Properties, Inc.	(179,000)	(4,321,060)
Chesapeake Energy Corp.	(617,000)	(12,056,180)
City National Corp.	(50,000)	(2,861,500)
Cliffs Natural Resources, Inc.	(135,000)	(2,880,900)
Comerica, Inc.	(186,000)	(6,742,500)
Commerce Bancshares, Inc.	(66,150)	(2,653,277)
Daido Steel Co. Ltd.	(233,000)	(1,266,759)
E.I. du Pont de Nemours & Co.	(137,000)	(7,467,870)
First Niagara Financial Group, Inc.	(550,000)	(5,230,500)
FirstMerit Corp.	(155,000)	(2,655,150)
FMC Technologies, Inc.[2]	(51,000)	(2,769,300)
Glimcher Realty Trust	(364,000)	(4,564,560)

OPPENHEIMER FLEXIBLE STRATEGIES FUND	19

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

	Shares Sold Short	Value
Common Stock Securities Sold Short Continued
JDS Uniphase Corp.[2]	(159,000)	$ (2,146,500)
Microsoft Corp.	(173,600)	(5,746,160)
Montpelier Re Holdings Ltd.	(120,000)	(3,091,200)
Pandora Media, Inc.[2]	(250,000)	(3,482,500)
Pennsylvania Real Estate Investment Trust	(430,000)	(8,913,900)
Quicksilver Resources, Inc.[2]	(598,734)	(1,508,810)
Rio Tinto plc, Sponsored ADR	(55,000)	(2,533,300)
Rockwell Automation, Inc.	(60,500)	(5,129,190)
Rosetta Resources, Inc.[2]	(75,000)	(3,218,250)
Rouse Properties, Inc.	(125,392)	(2,376,178)
SandRidge Energy, Inc.[2]	(200,000)	(1,028,000)
Sonic Corp.[2]	(265,500)	(3,326,715)
Southern Copper Corp.	(195,000)	(6,499,350)
Walter Industries, Inc.	(90,000)	(1,612,800)
Weingarten Realty Investors	(92,000)	(3,134,440)
Total Common Stock Securities Sold Short (Proceeds $158,601,194)		(170,715,757)

	Principal Amount Sold Short
Non-Convertible Corporate Bonds and Notes Securities Sold Short—(1.1)%
Arch Coal, Inc., 8.75% Sr. Unsec. Unsub. Nts., 8/1/16 (Proceeds $10,394,879)	$(10,000,000)	(10,450,000)
Convertible Corporate Bonds and Notes Securities Sold Short—(1.8)%
Alpha Appalachia Holdings, Inc., 3.25% Cv. Sr. Unsec. Unsub. Nts., 8/1/15	(16,000,000)	(15,280,000)
Alpha Natural Resources, Inc., 2.375% Cv. Sr. Unsec. Unsub. Nts., 4/15/15	(1,500,000)	(1,413,750)
Total Convertible Corporate Bonds and Notes Securities Sold Short (Proceeds $16,672,652)		(16,693,750)

	Shares Sold Short
Investment Company Securities Sold Short—(3.5)%
Financial Select Sector SPDR Fund	(584,440)	(10,929,028)
PowerShares QQQ	(30,000)	(2,121,900)
SPDR S&P Retail Exchange Traded Fund	(221,500)	(16,273,605)
Standard & Poor’s Depositary Receipts Trust/Standard & Poor’s 500 Exchange Traded Funds, Series 1	(16,200)	(2,586,816)
Total Investment Company Securities Sold Short (Proceeds $22,965,453)		(31,911,349)
Total Securities Sold Short (Proceeds $208,634,178)		$(229,770,856)

20	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Footnotes to Statement of Investments Continued

Forward Currency Exchange Contracts as of April 30, 2013 are as follows:
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Depreciation
State Street Bank:
Australian Dollar (AUD)	Sell	14,460	AUD	6/28/13	$14,924,112	$ 119,964
Euro (EUR)	Sell	32,000	EUR	6/28/13	42,159,331	457,891

Total unrealized appreciation and depreciation						$577,855

Futures Contracts as of April 30, 2013 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Depreciation
Euro BTP	Sell	43	6/6/13	$6,566,118	$448,952

Credit Default Swap Contracts as of April 30, 2013 are as follows:
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Austria (Republic of)
Goldman Sachs International	Buy	$25,000		1.00%	12/20/16	$(874,393)	$(702,860)	$(1,577,253)

	Total	25,000				(874,393)	(702,860)	(1,577,253)
CDX North America Investment Grade Index, Series 2
JPMorgan Chase Bank NA	Sell	25,000		1.00	6/20/18	(118,806)	338,235	219,429

	Total	25,000				(118,806)	338,235	219,429
France (Republic of)
Goldman Sachs International	Buy	25,000		0.25	12/20/16	(1,910,232)	235,938	(1,674,294)

	Total	25,000				(1,910,232)	235,938	(1,674,294)
Germany (Federal Republic of)
Goldman Sachs International	Buy	50,000		0.25	12/20/16	(1,804,216)	(18,959)	(1,823,175)

	Total	50,000				(1,804,216)	(18,959)	(1,823,175)
Italy (Republic of):
Barclays Bank plc	Buy	15,000		1.00	9/20/17	(1,505,987)	813,346	(692,641)
Goldman Sachs International	Buy	30,000		1.00	6/20/18	(2,166,059)	2,119,787	(46,272)

	Total	45,000				(3,672,046)	2,933,133	(738,913)
iTRAXX Europe Series 19 Version 1
JPMorgan Chase Bank NA	Buy	19,490	EUR	1.00	6/20/18	(332,086)	(53,451)	(385,537)

	Total	19,490	EUR			(332,086)	(53,451)	(385,537)

					Grand Total Buys	(8,592,973)	2,393,801	(6,199,172)
					Grand Total Sells	(118,806)	338,235	219,429

		Total Credit Default Swaps				$(8,711,779)	$2,732,036	$(5,979,743)

OPPENHEIMER FLEXIBLE STRATEGIES FUND	21

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR	Euro

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$25,000,000	$—	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Total Return Swap Contracts as of April 30, 2013 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities
Goldman Sachs International	24,287	EUR	If positive, the Total Return of a Custom Basket of Securities	One-Day EUR EONIA minus 75 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	5/16/13	$(219,493)
The Blackstone Group LP
Goldman Sachs International	2,805		Eight-Month USD BBA LIBOR plus 58 basis points and if negative, the absolute value of the Total Return of The Blackstone Group LP	If positive, the Total Return of The Blackstone Group LP	12/12/13	62,488

			Total of Total Return Swaps			$(157,005)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR	Euro

Abbreviations are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EONIA	Euro OverNight Index Average

22	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Footnotes to Statement of Investments Continued

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of April 30, 2013 is as follows:
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Barclays Bank plc	Credit Default Buy Protection	$15,000		$813,346
Goldman Sachs International	Credit Default Buy Protection	130,000		1,633,906
	Total Return	24,287	EUR	(219,493)
	Total Return	2,805		62,488

				1,476,901
JPMorgan Chase Bank	Credit Default Buy Protection	19,490	EUR	(53,451)
	Credit Default Sell Protection	25,000		338,235

				284,784

		Total Swaps		$2,575,031

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currency:

EUR	Euro

See accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	23

STATEMENT OF ASSETS AND LIABILITIES    April 30, 2013 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $598,259,864)	$686,999,394
Affiliated companies (cost $268,321,842)	270,204,280
Wholly-owned subsidiary (cost $9,050,000)	9,041,133
966,244,807
Cash	1,759,678
Cash used for collateral on futures	240,704
Deposits with broker for securities sold short	209,371,570
Appreciated swaps, at value (upfront payments paid $118,806)	400,723
Depreciated swaps, at value (upfront payments paid $5,582,278)	3,169,071
Receivables and other assets:
Interest and dividends	662,436
Shares of beneficial interest sold	90,176
Other	149,901
Total assets	1,182,089,066
Liabilities
Bank overdraft-foreign currencies	6
Short positions, at value (proceeds of $208,634,178)—see accompanying statement of investments	229,770,856
Unrealized depreciation on foreign currency exchange contracts	577,855
Depreciated swaps, at value (upfront payments paid $3,010,695)	994,763
Payables and other liabilities:
Investments purchased (including $27,022,258 purchased on a when-issued or delayed delivery basis)	30,288,277
Shares of beneficial interest redeemed	1,646,192
Trustees’ compensation	272,113
Transfer and shareholder servicing agent fees	196,671
Distribution and service plan fees	187,237
Shareholder communications	129,642
Futures margins	13,025
Other	101,034
Total liabilities	264,177,671
Net Assets	$917,911,395
Composition of Net Assets
Par value of shares of beneficial interest	$387,897
Additional paid-in capital	969,181,188
Accumulated net investment income	2,331,740
Accumulated net realized loss on investments and foreign currency transactions	(116,223,771)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	62,234,341
Net Assets	$917,911,395

24	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $720,799,383 and 29,896,227 shares of beneficial interest outstanding)	$24.11
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$25.58
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $40,053,722 and 1,833,930 shares of beneficial interest outstanding)	$21.84
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $121,714,274 and 5,566,361 shares of beneficial interest outstanding)	$21.87
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,135 and 411 shares of beneficial interest outstanding)	$24.65
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,720,259 and 1,021,460 shares of beneficial interest outstanding)	$23.22
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $11,613,622 and 471,345 shares of beneficial interest outstanding)	$24.64

See accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	25

STATEMENT OF OPERATIONS    For the Six Months Ended April 30, 2013 / Unaudited

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$4,022,284
Dividends	2,954
Expenses[2]	(189,715)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	3,835,523
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $187,946)	7,032,715
Affiliated companies	203,831
Interest	3,748,563
Total investment income	10,985,109
Expenses
Management fees	4,025,131
Distribution and service plan fees:
Class A	902,616
Class B	213,133
Class C	630,314
Class N	61,828
Transfer and shareholder servicing agent fees:
Class A	891,241
Class B	102,418
Class C	167,952
Class I	1
Class N	40,383
Class Y	16,317
Shareholder communications:
Class A	91,990
Class B	8,657
Class C	16,665
Class N	1,694
Class Y	883
Dividends on short sales (net of foreign withholding taxes of $259)	2,568,749
Financing expense from short sales	114,942
Interest on short sales	99,289
Trustees’ compensation	9,839
Custodian fees and expenses	4,603
Other	89,602
Total expenses	10,058,247
Less waivers and reimbursements of expenses	(330,264)
Net expenses	9,727,983
Net Investment Income	5,092,649

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Notes.

2. Net of expense waivers and/or reimbursements of $1,820.

26	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$23,301,232
Closing and expiration of futures contracts	85,702
Foreign currency transactions	574,364
Short positions	(11,515,053)
Swap contracts	(4,227,437)
Net realized gain allocated from Oppenheimer Master Loan Fund, LLC	652,146
Net realized gain	8,870,954
Net change in unrealized appreciation/depreciation on:
Investments	25,208,407
Translation of assets and liabilities denominated in foreign currencies	(783,275)
Futures contracts	(125,791)
Short positions	(8,661,932)
Swap contracts	(778,373)
Net change in unrealized appreciation/deprecation allocated from Oppenheimer Master Loan Fund, LLC	775,523
Net change in unrealized appreciation/depreciation	15,634,559
Net Increase in Net Assets Resulting from Operations	$29,598,162

See accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	27

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations
Net investment income	$5,092,649	$408,270
Net realized gain (loss)	8,870,954	(120,432,766)
Net change in unrealized appreciation/depreciation	15,634,559	112,715,107
Net increase (decrease) in net assets resulting from operations	29,598,162	(7,309,389)
Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	—	(82,912,376)
Class B	—	(5,953,214)
Class C	—	(17,407,886)
Class I	—	—
Class N	—	(3,412,728)
Class Y	—	(3,279,331)
	—	(112,965,535)
Tax return of capital distribution:
Class A	—	(414,116)
Class B	—	(29,734)
Class C	—	(86,946)
Class I	—	—
Class N	—	(17,045)
Class Y	—	(16,379)
	—	(564,220)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(76,895,423)	(163,327,040)
Class B	(7,905,986)	(14,871,029)
Class C	(17,590,742)	(44,290,029)
Class I	10,000	—
Class N	(4,217,330)	(9,027,532)
Class Y	(5,039,443)	(33,711,943)
	(111,638,924)	(265,227,573)
Net Assets
Total decrease	(82,040,762)	(386,066,717)
Beginning of period	999,952,157	1,386,018,874
End of period (including accumulated net investment income (loss) of $2,331,740 and $(2,760,909), respectively)	$917,911,395	$999,952,157

See accompanying Notes to Financial Statements.

28	OPPENHEIMER FLEXIBLE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended April 30, 2013	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,	Year Ended October 31,
Class A	(Unaudited)	2012	2011	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$23.35	$25.55	$26.01	$24.46	$23.15	$34.21
Income (loss) from investment operations:
Net investment income (loss)[2]	.14	.04	(.17)	(.11)	(.03)	.26
Net realized and unrealized gain (loss)	.62	(.10)	.22	1.66	2.19	(5.63)
Total from investment operations	.76	(.06)	.05	1.55	2.16	(5.37)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—	(3.43)
Distributions from net realized gain	—	(2.13)	(.51)	—	(.79)	(2.26)
Tax return of capital distribution	—	(.01)	—	—	(.06)	—
Total dividends and/or distributions to shareholders	—	(2.14)	(.51)	—	(.85)	(5.69)
Net asset value, end of period	$24.11	$23.35	$25.55	$26.01	$24.46	$23.15
Total Return, at Net Asset Value[3]	3.26%	0.03%	0.14%	6.34%	9.94%	(18.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$720,799	$774,007	$1,024,109	$1,229,920	$1,340,846	$1,052,971
Average net assets (in thousands)	$746,287	$870,856	$1,165,257	$1,297,058	$1,206,192	$1,166,299
Ratios to average net assets:[4]
Net investment income (loss)	1.22%[5]	0.19%[5]	(0.65)%	(0.44)%	(0.13)%	0.93%
Total expenses	2.01%[5,6]	1.85%[5,6]	1.57%[7]	1.43%[7]	1.48%[7]	1.56%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.95%[5,8]	1.78%[5,8]	1.52%	1.38%	1.43%	1.52%
Portfolio turnover rate	46%	212%	181%	58%	117%	135%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended April 30, 2013	2.04%
Year Ended October 31, 2012	1.90%

7. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended October 31, 2011	1.62%
Year Ended October 29, 2010	1.48%
Year Ended October 31, 2009	1.53%
Year Ended October 31, 2008	1.60%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended April 30, 2013	1.98%
Year Ended October 31, 2012	1.83%

See accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	29

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended April 30, 2013	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,	Year Ended October 31,
Class B	(Unaudited)	2012	2011	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$21.25	$23.63	$24.32	$23.07	$22.08	$32.82
Income (loss) from investment operations:
Net investment income (loss)[2]	.04	(.15)	(.38)	(.31)	(.23)	.06
Net realized and unrealized gain (loss)	.55	(.09)	.20	1.56	2.07	(5.39)
Total from investment operations	.59	(.24)	(.18)	1.25	1.84	(5.33)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—	(3.15)
Distributions from net realized gain	—	(2.13)	(.51)	—	(.79)	(2.26)
Tax return of capital distribution	—	(.01)	—	—	(.06)	—
Total dividends and/or distributions to shareholders	—	(2.14)	(.51)	—	(.85)	(5.41)
Net asset value, end of period	$21.84	$21.25	$23.63	$24.32	$23.07	$22.08
Total Return, at Net Asset Value[3]	2.78%	(0.79)%	(0.81)%	5.42%	8.93%	(19.23)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,054	$46,780	$68,426	$91,209	$107,366	$ 90,923
Average net assets (in thousands)	$43,188	$56,004	$82,022	$98,421	$ 97,044	$113,810
Ratios to average net assets:[4]
Net investment income (loss)	0.34%[5]	(0.70)%[5]	(1.55)%	(1.34)%	(1.04)%	0.21%
Total expenses	3.01%[5,6]	2.85%[5,6]	2.57%[7]	2.43%[7]	2.49%[7]	2.31%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.83%[5,8]	2.67%[5,8]	2.43%	2.29%	2.34%	2.27%
Portfolio turnover rate	46%	212%	181%	58%	117%	135%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended April 30, 2013	3.04%
Year Ended October 31, 2012	2.90%

7. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended October 31, 2011	2.62%
Year Ended October 29, 2010	2.48%
Year Ended October 31, 2009	2.54%
Year Ended October 31, 2008	2.35%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended April 30, 2013	2.86%
Year Ended October 31, 2012	2.72%

See accompanying Notes to Financial Statements.

30	OPPENHEIMER FLEXIBLE STRATEGIES FUND

	Six Months Ended April 30, 2013	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,	Year Ended October 31,
Class C	(Unaudited)	2012	2011	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$21.26	$23.62	$24.27	$22.99	$21.98	$32.73
Income (loss) from investment operations:
Net investment income (loss)[2]	.05	(.12)	(.35)	(.28)	(.20)	.04
Net realized and unrealized gain (loss)	.56	(.10)	.21	1.56	2.06	(5.35)
Total from investment operations	.61	(.22)	(.14)	1.28	1.86	(5.31)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—	(3.18)
Distributions from net realized gain	—	(2.13)	(.51)	—	(.79)	(2.26)
Tax return of capital distribution	—	(.01)	—	—	(.06)	—
Total dividends and/or distributions to shareholders	—	(2.14)	(.51)	—	(.85)	(5.44)
Net asset value, end of period	$21.87	$21.26	$23.62	$24.27	$22.99	$21.98
Total Return, at Net Asset Value[3]	2.87%	(0.71)%	(0.64)%	5.57%	9.07%	(19.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$121,714	$135,750	$199,765	$247,138	$253,051	$138,331
Average net assets (in thousands)	$127,793	$160,258	$233,997	$259,581	$194,014	$139,228
Ratios to average net assets:[4]
Net investment income (loss)	0.45%[5]	(0.59)%[5]	(1.40)%	(1.20)%	(0.93)%	0.15%
Total expenses	2.78%[5,6]	2.62%[5,6]	2.32%[7]	2.18%[7]	2.24%[7]	2.32%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.72%[5,8]	2.55%[5,8]	2.27%	2.13%	2.19%	2.28%
Portfolio turnover rate	46%	212%	181%	58%	117%	135%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended April 30, 2013	2.81%
Year Ended October 31, 2012	2.67%

7. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended October 31, 2011	2.37%
Year Ended October 29, 2010	2.23%
Year Ended October 31, 2009	2.29%
Year Ended October 31, 2008	2.36%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended April 30, 2013	2.75%
Year Ended October 31, 2012	2.60%

See accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	31

FINANCIAL HIGHLIGHTS    Continued

Period Ended April 30, 2013[1]
Class I	(Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$24.32
Income (loss) from investment operations:
Net investment income[2]	.12
Net realized and unrealized gain	.21

Total from investment operations	.33
Dividends and/or distributions to shareholders:
Dividends from net investment income	—
Distributions from net realized gain	—
Tax return of capital distribution	—

Total dividends and/or distributions to shareholders	—
Net asset value, end of period	$24.65

Total Return, at Net Asset Value[3]	1.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4,5]
Net investment income	3.04%
Total expenses[6]	2.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.66%
Portfolio turnover rate	46%

1. For the period from February 28, 2013 (inception of offering) to April 30, 2013. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Period Ended April 30, 2013	2.73%

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Period Ended April 30, 2013	2.69%

See accompanying Notes to Financial Statements.

32	OPPENHEIMER FLEXIBLE STRATEGIES FUND

	Six Months Ended April 30, 2013	Year Ended October 31,	Year Ended October 31	Year Ended October 29,	Year Ended October 31,	Year Ended October 31,
Class N	(Unaudited)	2012	2011	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$22.53	$24.80	$25.34	$23.91	$22.72	$33.68
Income (loss) from investment operations:
Net investment income (loss)[2]	.10	(.03)	(.24)	(.19)	(.12)	.17
Net realized and unrealized gain (loss)	.59	(.10)	.21	1.62	2.16	(5.54)
Total from investment operations	.69	(.13)	(.03)	1.43	2.04	(5.37)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—	(3.33)
Distributions from net realized gain	—	(2.13)	(.51)	—	(.79)	(2.26)
Tax return of capital distribution	—	(.01)	—	—	(.06)	—
Total dividends and/or distributions to shareholders	—	(2.14)	(.51)	—	(.85)	(5.59)
Net asset value, end of period	$23.22	$22.53	$24.80	$25.34	$23.91	$22.72
Total Return, at Net Asset Value[3]	3.06%	(0.27)%	(0.18)%	5.98%	9.58%	(18.89)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,720	$27,181	$39,916	$46,237	$36,363	$17,858
Average net assets (in thousands)	$25,199	$33,095	$45,004	$43,184	$25,939	$20,349
Ratios to average net assets:[4]
Net investment income (loss)	0.90%[5]	(0.14)%[5]	(0.95)%	(0.79)%	(0.52)%	0.62%
Total expenses	2.33%[5,6]	2.18%[5,6]	1.87%[7]	1.77%[7]	1.83%[7]	1.90%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.27%[5,8]	2.11%[5,8]	1.82%	1.71%	1.77%	1.84%
Portfolio turnover rate	46%	212%	181%	58%	117%	135%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended April 30, 2013	2.36%
Year Ended October 31, 2012	2.23%

7. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended October 31, 2011	1.92%
Year Ended October 29, 2010	1.82%
Year Ended October 31, 2009	1.88%
Year Ended October 31, 2008	1.94%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended April 30, 2013	2.30%
Year Ended October 31, 2012	2.16%

See accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	33

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended April 30, 2013	Year Ended October 31,	Year Ended October 31,	Year Ended October 29,	Year Ended October 31,	Year Ended October 31,
Class Y	(Unaudited)	2012	2011	2010[1]	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$23.84	$25.97	$26.35	$24.70	$23.30	$34.39
Income (loss) from investment operations:
Net investment income (loss)[2]	.18	.10	(.09)	(.04)	.02	.30
Net realized and unrealized gain (loss)	.62	(.09)	.22	1.69	2.23	(5.65)
Total from investment operations	.80	.01	.13	1.65	2.25	(5.35)
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—	(3.48)
Distributions from net realized gain	—	(2.13)	(.51)	—	(.79)	(2.26)
Tax return of capital distribution	—	(.01)	—	—	(.06)	—
Total dividends and/or distributions to shareholders	—	(2.14)	(.51)	—	(.85)	(5.74)
Net asset value, end of period	$24.64	$23.84	$25.97	$26.35	$24.70	$23.30
Total Return, at Net Asset Value[3]	3.36%	0.32%	0.45%	6.68%	10.27%	(18.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,614	$16,234	$53,803	$50,445	$37,726	$18,693
Average net assets (in thousands)	$12,913	$28,561	$58,196	$50,667	$32,544	$17,505
Ratios to average net assets:[4]
Net investment income (loss)	1.51%[5]	0.41%[5]	(0.34)%	(0.14)%	0.10%	1.08%
Total expenses	1.77%[5,6]	1.60%[5,6]	1.25%[7]	1.11%[7]	1.18%[7]	1.35%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%[5,8]	1.53%[5,8]	1.20%	1.06%	1.13%	1.31%
Portfolio turnover rate	46%	212%	181%	58%	117%	135%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended April 30, 2013	1.80%
Year Ended October 31, 2012	1.65%

7. Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended October 31, 2011	1.30%
Year Ended October 29, 2010	1.16%
Year Ended October 31, 2009	1.23%
Year Ended October 31, 2008	1.39%

8. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated funds were as follows:

Six Months Ended April 30, 2013	1.74%
Year Ended October 31, 2012	1.58%

See accompanying Notes to Financial Statements.

34	OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS    April 30, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Flexible Strategies Fund (the “Fund”) a series of Oppenheimer Quest For Value Funds, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek growth of capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered on February 28, 2013.

The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	35

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Statement of Investments. The aggregate market value of such cash and securities at period end is $280,488,551. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of April 30, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$27,022,258

Investment in Oppenheimer Flexible Strategies Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Flexible Strategies Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The

36	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the six months ended April 30, 2013, the Subsidiary has a deficit of $12,104 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	37

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class.

38	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended October 31, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had $169,405 of straddle losses which were deferred. Details of the fiscal year ended October 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$125,331,289

As of April 30, 2013, it is estimated that the capital loss carryforwards would be $116,460,335 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2013, it is estimated that the Fund will utilize $8,870,954 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$875,970,136
Federal tax cost of other investments	(205,960,935)

Total federal tax cost	$670,009,201

Gross unrealized appreciation	$120,331,830
Gross unrealized depreciation	(57,858,172)

Net unrealized appreciation	$62,473,658

OPPENHEIMER FLEXIBLE STRATEGIES FUND	39

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,117
Payments Made to Retired Trustees	25,836
Accumulated Liability as of April 30, 2013	187,347

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian

40	OPPENHEIMER FLEXIBLE STRATEGIES FUND

account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	41

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as

42	OPPENHEIMER FLEXIBLE STRATEGIES FUND

reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior

OPPENHEIMER FLEXIBLE STRATEGIES FUND	43

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$9,041,133	$—	$9,041,133
Common Stocks
Consumer Discretionary	55,572,125	—	—	55,572,125
Consumer Staples	38,549,325	—	—	38,549,325
Energy	68,507,362	—	—	68,507,362
Financials	77,466,727	6,930,000	—	84,396,727
Health Care	56,423,021	—	—	56,423,021
Industrials	55,737,017	—	—	55,737,017
Information Technology	69,635,855	—	—	69,635,855
Materials	45,860,330	—	—	45,860,330
Telecommunication Services	9,465,720	—	—	9,465,720
Utilities	14,771,700	—	—	14,771,700
Preferred Stocks	19,389,174	9,357,039	—	28,746,213
Asset-Backed Securities	—	74,917,871	—	74,917,871
Mortgage-Backed Obligations	—	24,165,801	—	24,165,801

44	OPPENHEIMER FLEXIBLE STRATEGIES FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table Continued
Non-Convertible Corporate Bonds and Notes	$—	$27,385,810	$—	$27,385,810
Convertible Corporate Bonds and Notes	—	10,399,375	—	10,399,375
Corporate Loans	—	14,649,005	—	14,649,005
Swaptions Purchased	—	5,239,546	—	5,239,546
Structured Securities	—	—	2,576,591	2,576,591
Investment Companies	157,591,222	112,613,058	—	270,204,280

Total Investments, at Value	668,969,578	294,698,638	2,576,591	966,244,807
Other Financial Instruments:
Appreciated swaps, at value	—	400,723	—	400,723
Depreciated swaps, at value	—	3,169,071	—	3,169,071

Total Assets	$668,969,578	$298,268,432	$2,576,591	$969,814,601

Liabilities Table
Other Financial Instruments:
Common Stocks Securities Sold Short	$(170,715,757)	$—	$—	$(170,715,757)
Non-Convertible Corporate Bonds and Notes Securities Sold Short	—	(10,450,000)	—	(10,450,000)
Convertible Corporate Bonds and Notes Securities Sold Short	—	(16,693,750)	—	(16,693,750)
Investment Company Securities Sold Short	(31,911,349)	—	—	(31,911,349)
Depreciated swaps, at value	—	(994,763)	—	(994,763)
Foreign currency exchange contracts	—	(577,855)	—	(577,855)
Futures margins	(13,025)	—	—	(13,025)

Total Liabilities	$(202,640,131)	$(28,716,368)	$—	$(231,356,499)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	45

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2013[1]		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	882,631	$20,894,377	2,130,074	$49,452,617
Dividends and/or distributions reinvested	—	—	3,529,272	79,938,012
Redeemed	(4,130,118)	(97,789,800)	(12,602,561)	(292,717,669)

Net decrease	(3,247,487)	$(76,895,423)	(6,943,215)	$(163,327,040)

Class B
Sold	13,581	$292,903	213,330	$4,529,647
Dividends and/or distributions reinvested	—	—	281,995	5,857,047
Redeemed	(381,325)	(8,198,889)	(1,189,216)	(25,257,723)

Net decrease	(367,744)	$(7,905,986)	(693,891)	$(14,871,029)

Class C
Sold	219,254	$4,720,885	621,539	$13,186,124
Dividends and/or distributions reinvested	—	—	761,423	15,814,760
Redeemed	(1,037,724)	(22,311,627)	(3,455,280)	(73,290,913)

Net decrease	(818,470)	$(17,590,742)	(2,072,318)	$(44,290,029)

Class I
Sold	411	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	411	$10,000	—	$—

Class N
Sold	72,475	$1,653,574	200,567	$4,531,243
Dividends and/or distributions reinvested	—	—	147,407	3,231,159
Redeemed	(257,495)	(5,870,904)	(751,225)	(16,789,934)

Net decrease	(185,020)	$(4,217,330)	(403,251)	$(9,027,532)

Class Y
Sold	59,846	$1,452,107	213,154	$4,992,881
Dividends and/or distributions reinvested	—	—	119,803	2,763,856
Redeemed	(269,565)	(6,491,550)	(1,723,866)	(41,468,680)

Net decrease	(209,719)	$(5,039,443)	(1,390,909)	$(33,711,943)

1. For the six months ended April 30, 2012 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from February 28, 2013 (inception of offering) to April 30, 2013 for Class I shares.

46	OPPENHEIMER FLEXIBLE STRATEGIES FUND

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the six months ended April 30, 2013, were as follows:

	Purchases	Sales
Investment securities	$310,388,942	$352,346,873

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	47

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class C	$11,971,971
Class N	1,091,408

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
April 30, 2013	$88,452	$913	$41,233	$3,034	$37

48	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended April 30, 2013, the Manager waived $12,876.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in underlying funds managed by the Manager or its affiliates. During the six months ended April 30, 2013, the Manager waived fees and/or reimbursed the Fund $292,153 for management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended April 30, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$25,235

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	49

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and

50	OPPENHEIMER FLEXIBLE STRATEGIES FUND

counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of April 30, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $8,809,340, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $7,814,577 as of April 30, 2013. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of April 30, 2013 the Fund has required certain counterparties to post collateral of $6,769,769.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of April 30, 2013, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $577,855 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of April 30, 2013, the Fund could have been required to pay this amount in cash to its counterparties.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	51

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Valuations of derivative instruments as of April 30, 2013 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts	Depreciated swaps, at value	$3,169,071		Depreciated swaps, at value	$775,270
Credit contracts	Appreciated swaps, at value	338,235
Equity contracts	Appreciated swaps, at value	62,488		Depreciated swaps, at value	219,493
Interest rate contracts				Futures margins	13,025	*
Foreign exchange contracts				Unrealized depreciation on foreign currency exchange contracts	577,855
Interest rate contracts	Investments, at value	5,239,546	**

Total		$8,809,340			$1,585,643

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased swaptions.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies*	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$—	$—	$(237,163)	$(237,163)
Equity contracts	—	—	—	(3,990,274)	(3,990,274)
Foreign exchange contracts	—	—	736,720	—	736,720
Interest rate contracts	(3,687,421)	(508,364)	—	—	(4,195,785)
Volatility contracts	—	594,066	—	—	594,066

Total	$(3,687,421)	$85,702	$736,720	$(4,227,437)	$(7,092,436)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

52	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$—	$—	$—	$(302,359)	$(302,359)
Equity contracts	—	—	—	(476,014)	(476,014)
Foreign exchange contracts	—	—	(580,403)	—	(580,403)
Interest rate contracts	1,675,232	(125,791)	—	—	1,549,441

Total	$1,675,232	$(125,791)	$(580,403)	$(778,373)	$190,665

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated

OPPENHEIMER FLEXIBLE STRATEGIES FUND	53

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended April 30, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $2,081,873 and $66,776,504, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the six months ended April 30, 2013, the Fund had an ending monthly average market value of $2,073,764 and $9,852,331 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

54	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the six months ended April 30, 2013, the Fund had an ending monthly average market value of $82,031 on purchased call options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of April 30, 2013, the Fund had no outstanding written or purchased options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be

OPPENHEIMER FLEXIBLE STRATEGIES FUND	55

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional

56	OPPENHEIMER FLEXIBLE STRATEGIES FUND

amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and/or indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.

For the six months ended April 30, 2013, the Fund had ending monthly average notional amounts of $129,768,445 and $10,714,286 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract

OPPENHEIMER FLEXIBLE STRATEGIES FUND	57

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

For the six months ended April 30, 2013, the Fund had ending monthly average notional amounts of $400,677 and $31,846,984 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

During the six months ended April 30, 2013, the Fund had an ending monthly average market value of $4,140,535 on purchased swaptions.

7. Restricted Securities

As of April 30, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under

58	OPPENHEIMER FLEXIBLE STRATEGIES FUND

methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice,

OPPENHEIMER FLEXIBLE STRATEGIES FUND	59

8. Pending Litigation

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

8. Pending Litigation Continued

and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

60	OPPENHEIMER FLEXIBLE STRATEGIES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	61

OPPENHEIMER FLEXIBLE STRATEGIES FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Michelle Borré, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

62	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Financial Statements for Oppenheimer Flexible Strategies Fund (Cayman) Ltd. (the “Subsidiary”) for the Six Months Ended April 30, 2013
64	Statement of Investments

65	Statement of Assets and Liabilities

66	Statement of Operations

67	Statements of Changes in Net Assets

68	Notes to Financial Statements

OPPENHEIMER FLEXIBLE STRATEGIES FUND LTD.	63

OPPENHEIMER FLEXIBLE STRATEGIES FUND (CAYMAN) LTD.

STATEMENT OF INVESTMENTS    April 30, 2013 / (Unaudited)

	Shares	Value
Investment Company—23.5%
SPDR Gold Trust[1] (Cost $1,993,730)	14,900	$2,127,273
Total Investments, at Value (Cost $1,993,730)	23.5%	2,127,273
Other Assets Net of Liabilities	76.5	6,913,860

Net Assets	100.0%	$9,041,133

Footnotes to Statement of Investments

1. Non-income producing security.

Futures Contracts as of April 30, 2013 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Corn	Buy	80	12/13/13	$2,227,000	$ 36,910
Soybean	Buy	32	11/14/14	1,963,200	(19,389)

					$ 17,521

See accompanying Notes to Financial Statements.

64	OPPENHEIMER FLEXIBLE STRATEGIES FUND LTD.

OPPENHEIMER FLEXIBLE STRATEGIES FUND (CAYMAN) LTD.

STATEMENT OF ASSETS AND LIABILITIES    April 30, 2013 / Unaudited

Assets
Investments, at value (cost $1,993,730)—see accompanying statement of investments	$2,127,273
Cash	6,656,297
Cash used for collateral on futures	290,000
Receivables and other assets:
Other	222
Total assets	9,073,792
Liabilities
Payables and other liabilities:
Futures margins	25,400
Directors’ compensation	3,775
Legal, auditing and other professional fees	3,479
Other	5
Total liabilities	32,659
Net Assets	$9,041,133
Composition of Net Assets
Par value of shares of beneficial interest	$75
Additional paid-in capital	9,049,925
Accumulated net investment loss	(51,857)
Accumulated net realized loss on investments	(108,074)
Net unrealized appreciation on investments	151,064
Net Assets—applicable to 7,500 shares of beneficial interest outstanding	$9,041,133
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1,205.48

See accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND LTD.	65

OPPENHEIMER FLEXIBLE STRATEGIES FUND (CAYMAN) LTD.

STATEMENT OF OPERATIONS    For the Six Months Ended April 30, 2013 (Unaudited)

Expenses
Management fees	$12,873
Legal, auditing and other professional fees	12,659
Directors’ compensation	3,775
Other	318
Total expenses	29,625
Net Investment Loss	(29,625)
Realized and Unrealized Gain
Net change in unrealized appreciation/depreciation on:
Investments	133,543
Futures contracts	17,521
Net change in unrealized appreciation/depreciation	151,064
Net Increase in Net Assets Resulting from Operations	$121,439

See accompanying Notes to Financial Statements.

66	OPPENHEIMER FLEXIBLE STRATEGIES FUND LTD.

OPPENHEIMER FLEXIBLE STRATEGIES FUND (CAYMAN) LTD.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2013 (Unaudited)	Period Ended October 31, 2012[1]
Operations
Net investment loss	$(29,625)	$(22,232)
Net realized loss	—	(108,074)
Net change in unrealized appreciation/depreciation	151,064	—
Net increase (decrease) in net assets resulting from operations	121,439	(130,306)
Capital Transactions
Net increase in net assets resulting from capital transactions	6,300,000	2,750,000
Net Assets
Total increase	6,421,439	2,619,694
Beginning of period	2,619,694	—
End of period (including accumulated net investment loss of $51,857 and $22,232, respectively)	$9,041,133	$2,619,694

1. For the period from August 2, 2012 (commencement of operations) to October 31, 2012

See accompanying Notes to Financial Statements.

OPPENHEIMER FLEXIBLE STRATEGIES FUND LTD.	67

OPPENHEIMER FLEXIBLE STRATEGIES FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    April 30, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Flexible Strategies Fund (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Fund may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund’s investment adviser was Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub- Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a whollyowned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date. As of April 30, 2013, 100% of the Fund was owned by Oppenheimer Flexible Strategies Fund (“OFSF”).

The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of April 30, 2013, the directors have not designated classes or series of outstanding participating shares. During the six months ended April 30, 2013, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.

The following is a summary of significant accounting policies consistently followed by the Fund.

Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

68	OPPENHEIMER FLEXIBLE STRATEGIES FUND LTD.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

OPPENHEIMER FLEXIBLE STRATEGIES FUND LTD.	69

OPPENHEIMER FLEXIBLE STRATEGIES FUND (CAYMAN) LTD.

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued. A description of the standard inputs that

70	OPPENHEIMER FLEXIBLE STRATEGIES FUND LTD.

may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

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NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Company	$2,127,273	$—	$—	$2,127,273

Total Assets	$2,127,273	$—	$—	$2,127,273

Liabilities Table
Other Financial Instruments:
Futures margins	$(25,400)	$—	$—	$(25,400)

Total Liabilities	$(25,400)	$—	$—	$(25,400)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Capital Transactions

The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 7,500 participating shares for $750,000 on August 1, 2012 in conjunction with OFSF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.

72	OPPENHEIMER FLEXIBLE STRATEGIES FUND LTD.

Capital transactions were as follows:

	Six Months Ended April 30, 2013 Amount	Period Ended October 31, 2012[1] Amount
Contributions	$6,300,000	$2,750,000
Withdrawals	—	—

Net increase	$6,300,000	$2,750,000

1. For the period from August 2, 2012 (commencement of operations) to October 31, 2012.

4. Expenses

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50

Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.425%
Next $500 million	0.400
Next $500 million	0.375
Next $500 million	0.350
Next $500 million	0.325
Next $500 million	0.300
Next $500 million	0.275
Over $4.0 billion	0.250

The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.

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NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

74	OPPENHEIMER FLEXIBLE STRATEGIES FUND LTD.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Valuations of derivative instruments as of April 30, 2013 are as follows:

Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Commodity contracts	Futures margins	25,400*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Commodity contracts	$17,521

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

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NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments Continued

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

During the six months ended April 30, 2013, the Fund had an ending monthly average market value of $739,971 on futures contracts purchased.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

6. Financial Highlights

The following represents the total return of the Fund for the six months ended April 30, 2013. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

	Six Months Ended April 30, 2013 (Unaudited)	Period Ended October 31, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$ 349.29	$100.00
Income (loss) from investment operations:
Net investment loss	(3.95)	(2.96)
Net realized and unrealized gain (loss)	20.14	(14.41)

Total from investment operations	16.19	(17.37)
Capital Transactions	840.00	266.66
Net asset value, end of period	$1,205.48	$349.29

Total Return, at Net Asset Value	(0.70)%	(4.52)%

76	OPPENHEIMER FLEXIBLE STRATEGIES FUND LTD.

	Six Months Ended April 30, 2013 (Unaudited)	Period Ended October 31, 2012[1]
Ratios to Average Net Assets:
Net investment loss	(1.93)%	(4.03)%
Total expenses	1.93%	4.03%
Expenses after payments, waivers and reimbursements	1.93%	4.03%

1. For the period from August 2, 2012 (commencement of operations) through October 31, 2012.

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

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NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

7. Pending Litigation Continued

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER FLEXIBLE STRATEGIES FUND	79

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

80	OPPENHEIMER FLEXIBLE STRATEGIES FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

OppenheimerFunds are distributed by OppenheimerFunds Distributor, Inc.

RS0236.001.0413 June 21, 2013

4 | 30 | 2013

SEMIANNUAL REPORT

Oppenheimer Small- & Mid- Cap Value Fund

OPPENHEIMERFUNDS™

THE RIGHT WAY TO INVEST

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Index	Russell 2500 Index	Russell 2500 Value Index
6-Month	17.63%	10.87%	16.58%	17.94%	18.83%

1-Year	16.70	9.99	17.69	18.96	22.25

5-Year	1.37	0.18	7.27	7.95	7.90

10-Year	10.15	9.50	10.47	11.38	11.20

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 17.63% during the reporting period. On a relative basis, the Fund underperformed the Russell 2500 Value Index (the “Index”), which returned 18.83%. The primary drag on relative performance was the Fund’s cash position. Although under 5% of assets, in a strong upward market environment it was sufficient to hurt relative returns. The Fund also underperformed due to weaker relative stock selection in the industrials and energy sectors. The Fund outperformed the Index primarily in the information technology and consumer discretionary sectors.

MARKET OVERVIEW

Prior to the start of the reporting period, central banks in the United States and Europe announced new accommodative policy measures intended to promote market liquidity and stimulate greater economic growth. In September 2012, the U.S. Federal Reserve (the “Fed”) embarked on a new round of open-ended quantitative easing involving monthly purchases of $40 billion of mortgage-backed securities issued by U.S. government agencies, also known as “QE3”. During the period, the Fed increased its monthly purchases to $85 billion. Meanwhile, the head of the European Central Bank (the “ECB”) had reassured investors that his institution was committed to supporting the Eurozone, and the ECB signaled its conditional intention to purchase massive amounts of debt from troubled members of the European Union. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted economic policies and the central bank announced a massive quantitative easing program.

Investors reacted positively to these measures, and while uncertainty over the outcome of the U.S. presidential election resulted in some market volatility in early November, equity markets turned positive later in the month and rallied for the remainder of the period. In the U.S., the housing market continued to improve, further improving investor sentiment, and Gross Domestic Product maintained a moderate rate of growth. These developments helped markets shrug off numerous domestic concerns this period, including the fiscal cliff and the sequestration.

FUND REVIEW

The Fund’s strongest performing holdings during the period were video game companies Electronic Arts, Inc. and Take-Two Interactive Software, Inc. We exited our position in both stocks and locked in gains during the period. Also contributing to performance were Universal Health Services, Inc., Newell Rubbermaid, Inc. and Rock-Tenn Co. Universal Health Services is a hospital operator that is poised to benefit from the Patient Protection

3      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

and Affordable Care Act, which will go into effect in January 2014. The law is expected to reduce the number of uninsured patients, whom hospitals currently are required to provide non-reimbursed care for. Newell Rubbermaid is a global marketer of consumer and commercial products, including Rubbermaid, Levolor, Calphalon, Sharpie and PaperMate. Newell Rubbermaid’s stock benefited from a decision to restructure the company into two groups: a development organization and a delivery organization. The company also took additional steps to cut costs. Rock-Tenn is a manufacturer of corrugated and consumer packaging that reported strong earnings growth partly attributable to higher containerboard and box pricing. The company also increased its annualized dividend by 33%.

While individual detractors from performance were limited in the market rally, the most significant were Laredo Petroleum Holdings, Inc., Skyworks Solutions, Inc. and Teleflex, Inc.

Laton Spahr, CFA Portfolio Manager

After the portfolio manager change in March, we exited our position in both Laredo Petroleum Holdings and Skyworks Solutions. The Fund initiated its position in Teleflex in February 2013. Its shares fared well for most of the period, but experienced a degree of volatility over the closing days as management reported a slight disappointment in revenue growth.

MEET THE NEW PORTFOLIO MANAGERS

Laton Spahr, CFA, and Eric Hewitt became the Fund’s portfolio managers on March 11, 2013. Mr. Spahr has been a long time value manager with over 14 years of experience. In managing the Fund, Messrs. Spahr and Hewitt will continue to seek to deliver strong returns by utilizing in-depth fundamental research to identify companies that are undervalued relative to their long-term prospects. This long-term perspective and focus on company fundamentals has the potential to help find value opportunities in varying market environments.

Eric Hewitt Portfolio Manager

4      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Eaton Corp. plc	2.3%

Lazard Ltd., Cl. A	2.1

Newell Rubbermaid, Inc.	2.1

NCR Corp.	2.0

Boston Scientific Corp.	1.9

Invesco Ltd.	1.6

Reinsurance Group of America, Inc., Cl. A	1.6

SunTrust Banks, Inc.	1.6

Pioneer Natural Resources Co.	1.6

NV Energy, Inc.	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Insurance	10.2%

Commercial Banks	7.8

Oil, Gas & Consumable Fuels	6.0

Capital Markets	4.9

Machinery	4.6

Household Durables	4.5

Electrical Equipment	4.1

Electric Utilities	4.0

Health Care Providers & Services	3.9

Media	3.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on the total market value of common stocks.

5      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/13

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QVSCX)	1/3/89	17.63%	16.70%	1.37%		10.15%
Class B (QSCBX)	9/1/93	17.11%	15.75%	0.55%		9.62%
Class C (QSCCX)	9/1/93	17.16%	15.76%	0.59%		9.30%
Class I (QSCIX)	2/28/12	17.94%	16.01%	12.09%	*	N/A
Class N (QSCNX)	3/1/01	17.48%	16.40%	1.10%		9.79%
Class Y (QSCYX)	10/24/05	17.81%	17.05%	1.72%		4.48%*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/13

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QVSCX)	1/3/89	10.87%	9.99%	0.18%		9.50%
Class B (QSCBX)	9/1/93	12.11%	10.75%	0.16%		9.62%
Class C (QSCCX)	9/1/93	16.16%	14.76%	0.59%		9.30%
Class I (QSCIX)	2/28/12	17.94%	16.01%	12.09%	*	N/A
Class N (QSCNX)	3/1/01	16.48%	15.40%	1.10%		9.79%
Class Y (QSCYX)	10/24/05	17.81%	17.05%	1.72%		4.48%*

*Shows performance since inception

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to that of the Russell 2000 Index, the Russell 2500 Index and the Russell 2500 Value Index. The Russell 2000 Index is an unmanaged index of small-capitalization stocks. The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative

6      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Actual	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During 6 Months Ended April 30, 2013

Class A	$1,000.00	$1,176.30	$6.82

Class B	1,000.00	1,171.10	11.63

Class C	1,000.00	1,171.60	11.09

Class I	1,000.00	1,179.40	4.06

Class N	1,000.00	1,174.80	8.44

Class Y	1,000.00	1,178.10	5.20

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.55	6.33

Class B	1,000.00	1,014.13	10.79

Class C	1,000.00	1,014.63	10.29

Class I	1,000.00	1,021.08	3.77

Class N	1,000.00	1,017.06	7.83

Class Y	1,000.00	1,020.03	4.82

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2013 are as follows:

Class	Expense Ratios

Class A	1.26%

Class B	2.15

Class C	2.05

Class I	0.75

Class N	1.56

Class Y	0.96

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS April 30, 2013 / Unaudited

	Shares	Value

Common Stocks—98.6%

Consumer Discretionary—12.2%

Auto Components—0.5%
Dana Holding Corp.	427,673	$7,377,359

Diversified Consumer Services—0.7%
H&R Block, Inc.	376,480	10,443,555

Household Durables—4.5%
Leggett & Platt, Inc.	327,660	10,563,758

Lennar Corp., Cl. A	241,660	9,961,225

Newell Rubbermaid, Inc.	1,138,290	29,982,559

Tupperware Brands Corp.	180,350	14,482,105

		64,989,647

Leisure Equipment & Products—1.2%
Hasbro, Inc.	180,050	8,528,968

Polaris Industries, Inc.	93,740	8,079,451

		16,608,419

Media—3.6%
Cablevision Systems Corp., Cl. A	245,720	3,651,399

Cinemark Holdings, Inc.	250,640	7,742,270

Gannett Co., Inc.	337,560	6,805,210

Interpublic Group of Cos, Inc. (The)	551,430	7,631,791

Meredith Corp.	108,820	4,224,392

National CineMedia, Inc.	458,513	7,446,251

Regal Entertainment Group, Cl. A	442,650	7,941,141

Valassis Communications, Inc.	303,710	7,784,087

		53,226,541

Specialty Retail—1.7%
Brown Shoe Co., Inc.	241,101	4,077,018

GameStop Corp., Cl. A	239,292	8,351,291

Guess?, Inc.	159,380	4,411,638

OfficeMax, Inc.	681,510	7,844,180

		24,684,127

Consumer Staples—4.6%

Beverages—0.3%
Cott Corp.	393,880	4,312,986

Food & Staples Retailing—0.5%
Safeway, Inc.	296,950	6,687,314

Food Products—2.2%
B&G Foods, Inc.	263,615	8,135,159

Hillshire Brands Co.	113,840	4,087,994

Ingredion, Inc.	54,680	3,937,507

	Shares	Value

Food Products (Continued)
J.M. Smucker Co. (The)	143,100	$14,772,213

		30,932,873

Personal Products—0.5%
Avon Products, Inc.	320,851	7,430,909

Tobacco—1.1%
Lorillard, Inc.	375,984	16,125,954

Energy—8.3%

Energy Equipment & Services—2.3%
C&J Energy Services, Inc.[1]	280,020	5,541,596

Diamond Offshore Drilling, Inc.	53,040	3,665,064

McDermott International, Inc.[1]	583,840	6,235,411

Noble Corp.	288,880	10,833,000

Oceaneering International, Inc.	96,115	6,744,390

		33,019,461

Oil, Gas & Consumable Fuels—6.0%
Cameco Corp.	303,930	5,929,674

CONSOL Energy, Inc.	190,450	6,406,738

EQT Corp.	108,910	8,181,319

HollyFrontier Corp.	187,190	9,256,546

Pioneer Natural Resources Co.	187,710	22,943,793

QEP Resources, Inc.	204,360	5,867,176

Southwestern Energy Co.[1]	380,773	14,248,526

Tesoro Corp.	164,080	8,761,872

Whiting Petroleum Corp.[1]	126,020	5,607,890

		87,203,534

Financials—26.1%

Capital Markets—4.9%
Federated Investors, Inc., Cl. B	461,949	10,606,349

Invesco Ltd.	752,564	23,886,381

Lazard Ltd., Cl. A	914,706	31,008,534

Legg Mason, Inc.	229,532	7,312,890

		72,814,154

Commercial Banks—7.8%
Bank of the Ozarks, Inc.	329,420	13,483,161

CIT Group, Inc.[1]	348,180	14,801,132

East West Bancorp, Inc.	575,130	13,992,913

Fifth Third Bancorp	452,420	7,704,713

10      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

	Shares	Value

Commercial Banks (Continued)
Home BancShares, Inc.	106,906	$4,246,306

Huntington Bancshares, Inc.	1,993,150	14,290,885

KeyCorp	1,260,480	12,566,986

SunTrust Banks, Inc.	789,540	23,094,045

TCF Financial Corp.	554,625	8,069,794

		112,249,935

Consumer Finance—0.3%
SLM Corp.	180,330	3,723,814

Insurance—10.2%
Axis Capital Holdings Ltd.	254,779	11,370,787

Everest Re Group Ltd.	113,650	15,341,613

Fidelity National Financial, Inc., Cl. A	414,311	11,124,250

Genworth Financial, Inc., Cl. A1	1,477,270	14,817,018

Lincoln National Corp.	343,310	11,675,973

PartnerRe Ltd.	78,423	7,398,426

Principal Financial Group, Inc.	116,310	4,198,791

Reinsurance Group of America, Inc., Cl. A	370,990	23,205,425

Unum Group	420,390	11,724,677

Validus Holdings Ltd.	394,910	15,247,475

WR Berkley Corp.	160,870	6,984,975

XL Group plc	464,486	14,464,094

		147,553,504

Real Estate Investment Trusts (REITs)—2.5%
CBL & Associates Properties, Inc.	296,340	7,153,648

Equity Lifestyle Properties, Inc.	96,080	7,806,500

LaSalle Hotel Properties	273,324	7,087,291

Omega Healthcare Investors, Inc.	337,011	11,077,552

Retail Opportunity Investments Corp.	254,787	3,773,395

		36,898,386

Thrifts & Mortgage Finance—0.4%
New York Community Bancorp, Inc.	418,542	5,671,244

Health Care—8.5%

Health Care Equipment & Supplies—3.5%
Boston Scientific Corp.[1]	3,624,487	27,147,408

	Shares	Value

Health Care Equipment & Supplies (Continued)
Teleflex, Inc.	209,427	$16,362,532

Zimmer Holdings, Inc.	98,100	7,499,745

		51,009,685

Health Care Providers & Services—3.9%
Community Health Systems, Inc.	203,144	9,257,272

Humana, Inc.	183,020	13,563,612

Omnicare, Inc.	372,621	16,309,621

Quest Diagnostics, Inc.	189,121	10,653,186

Universal Health Services, Inc., Cl. B	138,641	9,232,104

		59,015,795

Pharmaceuticals—1.1%
Actavis, Inc.[1]	85,570	9,047,316

Questcor Pharmaceuticals, Inc.	251,970	7,745,558

		16,792,874

Industrials—15.0%

Aerospace & Defense—1.5%
Embraer SA, ADR	206,214	7,203,055

L-3 Communications Holdings, Inc.	132,300	10,749,375

Raytheon Co.	74,800	4,591,224

		22,543,654

Airlines—1.8%
Delta Air Lines, Inc.[1]	1,069,822	18,336,749

United Continental Holdings, Inc.[1]	230,520	7,445,796

		25,782,545

Building Products—0.8%
A.O. Smith Corp.	100,300	7,565,629

Masco Corp.	214,326	4,166,497

		11,732,126

Commercial Services & Supplies—1.0%
Avery Dennison Corp.	85,700	3,552,265

Pitney Bowes, Inc.	397,250	5,430,407

RR Donnelley & Sons Co.	499,315	6,146,568

		15,129,240

Construction & Engineering—1.0%
KBR, Inc.	473,770	14,251,002

Electrical Equipment—4.1%
Eaton Corp. plc	541,510	33,254,129

Hubbell, Inc., Cl. B	113,980	10,937,521

Rockwell Automation, Inc.	170,640	14,466,859

		58,658,509

Machinery—4.6%
AGCO Corp.	213,550	11,371,537

11      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Machinery (Continued)
Harsco Corp.	298,020	$6,505,777

Parker Hannifin Corp.	164,420	14,562,679

Pentair Ltd.	236,790	12,869,537

Timken Co.	414,140	21,771,340

		67,080,870

Road & Rail—0.2%
Werner Enterprises, Inc.	152,900	3,510,584

Information Technology—11.9%

Computers & Peripherals—3.2%
NCR Corp.[1]	1,073,510	29,274,618

Seagate Technology plc	226,240	8,303,008

Western Digital Corp.	164,120	9,072,554

		46,650,180

Electronic Equipment, Instruments, & Components—1.1%
Anixter International, Inc.	116,509	8,358,356

Avnet, Inc.[1]	228,560	7,485,340

		15,843,696

Internet Software & Services—0.7%
IAC/InterActiveCorp	82,580	3,887,041

United Online, Inc.	777,836	5,289,285

		9,176,326

IT Services—1.5%
Amdocs Ltd.	205,260	7,327,782

Paychex, Inc.	105,260	3,832,517

Western Union Co.	735,940	10,899,271

		22,059,570

Semiconductors & Semiconductor Equipment—3.5%
Analog Devices, Inc.	271,550	11,945,484

Cypress Semiconductor Corp.[1]	583,480	5,887,313

Microchip Technology, Inc.	453,019	16,498,952

NVIDIA Corp.	780,650	10,749,550

ON Semiconductor Corp.[1]	1,000,170	7,861,336

		52,942,635

Software—1.9%
CA, Inc.	374,460	10,099,186

Synopsys, Inc.[1]	478,520	17,020,956

		27,120,142

Materials—3.0%

Chemicals—1.2%
Agrium, Inc.	75,680	6,937,586

PPG Industries, Inc.	64,240	9,452,274

		16,389,860

	Shares	Value

Containers & Packaging—1.1%
Rock-Tenn Co., Cl. A	159,050	$15,927,267

Paper & Forest Products—0.7%
Domtar Corp.	93,219	6,479,653

Schweitzer-Mauduit International, Inc.	102,090	4,113,206

		10,592,859

Telecommunication Services—0.9%

Diversified Telecommunication Services—0.9%
Frontier Communications Corp.	1,060,000	4,409,600

Windstream Corp.	995,180	8,478,934

		12,888,534

Utilities—8.1%

Electric Utilities—4.0%
Entergy Corp.	114,392	8,148,142

Hawaiian Electric Industries, Inc.	399,440	11,304,152

NV Energy, Inc.	1,026,130	22,195,192

Pepco Holdings, Inc.	689,620	15,585,412

		57,232,898

Gas Utilities—1.0%
Questar Corp.	580,650	14,742,704

Multi-Utilities—3.1%
Alliant Energy Corp.	105,790	5,660,823

Ameren Corp.	226,670	8,216,787

DTE Energy Co.	107,550	7,838,244

Integrys Energy Group, Inc.	64,611	3,977,453

SCANA Corp.	144,230	7,817,266

Sempra Energy	94,350	7,816,897

Vectren Corp.	99,612	3,741,427

		45,068,897

Total Common Stocks (Cost $1,330,323,536)		1,434,096,168

Investment Company—1.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[2,3] (Cost $22,685,306)	22,685,306	22,685,306

Total Investments, at Value (Cost $1,353,008,842)	100.2%	1,456,781,474

Liabilities in Excess of Other Assets	(0.2)	(2,771,146)

Net Assets	100.0%	$1,454,010,328

12      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2012	Gross Additions	Gross Reductions	Shares April 30, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	104,395,565	279,653,773	361,364,032	22,685,306

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$22,685,306	$49,868

3. Rate shown is the 7-day yield as of April 30, 2013.

See accompanying Notes to Financial Statements.

13      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2013 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,330,323,536)	$1,434,096,168
Affiliated companies (cost $22,685,306)	22,685,306

1,456,781,474

Cash	485,310

Receivables and other assets:
Investments sold	5,273,404
Dividends	756,167
Shares of beneficial interest sold	438,779
Other	194,509

Total assets	1,463,929,643

Liabilities
Payables and other liabilities:
Investments purchased	5,680,700
Shares of beneficial interest redeemed	2,861,939
Trustees’ compensation	547,420
Transfer and shareholder servicing agent fees	355,484
Distribution and service plan fees	280,830
Shareholder communications	160,652
Other	32,290

Total liabilities	9,919,315

Net Assets	$1,454,010,328

Composition of Net Assets
Par value of shares of beneficial interest	$410,927

Additional paid-in capital	1,781,010,219

Accumulated net investment income	46,325

Accumulated net realized loss on investments	(431,229,775)

Net unrealized appreciation on investments	103,772,632

Net Assets	$1,454,010,328

14      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $981,666,753 and 26,659,233 shares of beneficial interest outstanding)	$36.82
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$39.07

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $46,858,372 and 1,511,064 shares of beneficial interest outstanding)	$31.01

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $248,891,223 and 8,009,597 shares of beneficial interest outstanding)	$31.07

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $23,464 and 624 shares of beneficial interest outstanding)	$37.61

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $131,245,691 and 3,712,943 shares of beneficial interest outstanding)	$35.35

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $45,324,825 and 1,199,280 shares of beneficial interest outstanding)	$37.79

See accompanying Notes to Financial Statements.

15      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2013 / Unaudited

Investment Income
Dividends:
Unaffiliated companies	$10,766,990
Affiliated companies	49,868

Interest	293

Total investment income	10,817,151

Expenses
Management fees	4,934,475

Distribution and service plan fees:
Class A	1,169,459
Class B	247,242
Class C	1,186,696
Class N	317,557

Transfer and shareholder servicing agent fees:
Class A	1,410,267
Class B	139,323
Class C	387,751
Class I	2
Class N	221,290
Class Y	63,503

Shareholder communications:
Class A	86,481
Class B	14,672
Class C	23,631
Class I	1
Class N	4,726
Class Y	2,095

Trustees’ compensation	14,709

Custodian fees and expenses	5,038

Other	86,038

Total expenses	10,314,956
Less waivers and reimbursements of expenses	(141,013)

Net expenses	10,173,943

Net Investment Income	643,208

Realized and Unrealized Gain (Loss)
Net realized gain on investments from affiliated companies	314,405,964

Net change in unrealized appreciation/depreciation on investments	(85,440,395)

Net Increase in Net Assets Resulting from Operations	$229,608,777

See accompanying Notes to Financial Statements.

16      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

Operations
Net investment income	$643,208	$1,292,526

Net realized gain	314,405,964	53,976,240

Net change in unrealized appreciation/depreciation	(85,440,395)	6,020,747

Net increase in net assets resulting from operations	229,608,777	61,289,513

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(840,869)	—
Class B	—	—
Class C	—	—
Class I	—	—
Class N	—	—
Class Y	(235,183)	—

	(1,076,052)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(109,570,541)	(354,580,327)
Class B	(14,338,698)	(34,028,957)
Class C	(23,337,070)	(59,696,552)
Class I	11,515	(87,368)
Class N	(21,863,718)	(48,894,989)
Class Y	(26,925,971)	(39,622,636)

	(196,024,483)	(536,910,829)

Net Assets
Total increase (decrease)	32,508,242	(475,621,316)

Beginning of period	1,421,502,086	1,897,123,402

End of period (including accumulated net investment income of $46,325 and $479,169, respectively)	$1,454,010,328	$1,421,502,086

See accompanying Notes to Financial Statements.

17      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$31.33	$30.05	$29.44	$24.35	$19.90	$42.78

Income (loss) from investment operations:
Net investment income (loss)[2]	0.05	0.07	0.03	(0.03)	0.03	0.02
Net realized and unrealized gain (loss)	5.47	1.21	0.58	5.12	4.43	(19.19)

Total from investment operations	5.52	1.28	0.61	5.09	4.46	(19.17)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(3.71)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.03)	0.00	0.00	0.00	(0.01)	(3.71)

Net asset value, end of period	$36.82	$31.33	$30.05	$29.44	$24.35	$19.90

Total Return, at Net Asset Value[3]	17.63%	4.26%	2.07%	20.90%	22.43%	(48.93)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$981,667	$938,427	$1,250,055	$1,573,085	$1,604,830	$1,476,752

Average net assets (in thousands)	$951,404	$1,099,549	$1,527,052	$1,642,391	$1,421,837	$2,688,839

Ratios to average net assets:[4]
Net investment income (loss)	0.27%	0.24%	0.11%	(0.13)%	0.13%	0.06%
Total expenses[5]	1.28%	1.31%	1.26%	1.29%	1.46%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	1.26%	1.25%	1.28%	1.32%	1.16%

Portfolio turnover rate	104%	54%	89%	71%	99%	94%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

18      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	1.28%
Year Ended October 31, 2012	1.31%
Year Ended October 31, 2011	1.27%
Year Ended October 29, 2010	1.29%
Year Ended October 31, 2009	1.47%
Year Ended October 31, 2008	1.16%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS /(Continued)

Class B	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$26.48	$25.60	$25.29	$21.08	$17.37	$38.10

Income (loss) from investment operations:
Net investment loss[2]	(0.09)	(0.15)	(0.20)	(0.22)	(0.12)	(0.22)
Net realized and unrealized gain (loss)	4.62	1.03	0.51	4.43	3.84	(16.80)

Total from investment operations	4.53	0.88	0.31	4.21	3.72	(17.02)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(3.71)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	(0.01)	(3.71)

Net asset value, end of period	$31.01	$26.48	$25.60	$25.29	$21.08	$17.37

Total Return, at Net Asset Value[3]	17.11%	3.44%	1.23%	19.97%	21.44%	(49.34)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,858	$53,204	$85,100	$123,847	$135,576	$132,365

Average net assets (in thousands)	$50,080	$67,022	$113,687	$131,255	$123,578	$256,533

Ratios to average net assets:[4]
Net investment loss	(0.61)%	(0.57)%	(0.71)%	(0.91)%	(0.67)%	(0.75)%
Total expenses[5]	2.33%	2.37%	2.30%	2.31%	2.49%	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.15%	2.09%	2.08%	2.07%	2.13%	1.96%

Portfolio turnover rate	104%	54%	89%	71%	99%	94%

20      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	2.33%
Year Ended October 31, 2012	2.37%
Year Ended October 31, 2011	2.31%
Year Ended October 29, 2010	2.31%
Year Ended October 31, 2009	2.50%
Year Ended October 31, 2008	1.96%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS /(Continued)

Class C	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$26.52	$25.64	$25.32	$21.10	$17.38	$38.10

Income (loss) from investment operations:
Net investment loss[2]	(0.07)	(0.14)	(0.18)	(0.21)	(0.11)	(0.20)
Net realized and unrealized gain (loss)	4.62	1.02	0.50	4.43	3.84	(16.81)

Total from investment operations	4.55	0.88	0.32	4.22	3.73	(17.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(3.71)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	(0.01)	(3.71)

Net asset value, end of period	$31.07	$26.52	$25.64	$25.32	$21.10	$17.38

Total Return, at Net Asset Value[3]	17.16%	3.43%	1.26%	20.00%	21.48%	(49.30)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$248,891	$234,237	$285,735	$334,710	$322,950	$318,189

Average net assets (in thousands)	$240,762	$258,974	$336,244	$336,938	$291,243	$598,093

Ratios to average net assets:[4]
Net investment loss	(0.52)%	(0.56)%	(0.67)%	(0.89)%	(0.62)%	(0.70)%
Total expenses[5]	2.05%	2.08%	2.03%	2.07%	2.24%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%	2.06%	2.02%	2.04%	2.08%	1.91%

Portfolio turnover rate	104%	54%	89%	71%	99%	94%

22      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	2.05%
Year Ended October 31, 2012	2.08%
Year Ended October 31, 2011	2.04%
Year Ended October 29, 2010	2.07%
Year Ended October 31, 2009	2.25%
Year Ended October 31, 2008	1.91%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS /(Continued)

Class I	Six Months Ended April 30, 2013 (Unaudited)	Period Ended October 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$31.88	$32.90

Income (loss) from investment operations:
Net investment income[2]	0.13	0.21
Net realized and unrealized gain (loss)	5.60	(1.23)

Total from investment operations	5.73	(1.02)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Tax return of capital distribution	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	0.00

Net asset value, end of period	$37.61	$31.88

Total Return, at Net Asset Value[3]	17.94%	(3.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23	$10

Average net assets (in thousands)	$15	$422

Ratios to average net assets:[4]
Net investment income	0.75%	0.99%
Total expenses[5]	0.75%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.74%

Portfolio turnover rate	104%	54%

24      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	0.75%
Period Ended October 31, 2012	0.74%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS /(Continued)

Class N	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$30.09	$28.94	$28.44	$23.58	$19.31	$41.75

Income (loss) from investment operations:
Net investment loss[2]	(0.00)[3]	(0.02)	(0.05)	(0.10)	(0.02)	(0.09)
Net realized and unrealized gain (loss)	5.26	1.17	0.55	4.96	4.30	(18.64)

Total from investment operations	5.26	1.15	0.50	4.86	4.28	(18.73)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(3.71)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	(0.01)	(3.71)

Net asset value, end of period	$35.35	$30.09	$28.94	$28.44	$23.58	$19.31

Total Return, at Net Asset Value[4]	17.48%	3.97%	1.76%	20.61%	22.19%	(49.10)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131,246	$132,365	$176,002	$224,132	$218,401	$187,639

Average net assets (in thousands)	$129,506	$154,101	$213,872	$227,923	$192,372	$320,483

Ratios to average net assets:[5]
Net investment loss	(0.02)%	(0.05)%	(0.17)%	(0.38)%	(0.09)%	(0.29)%
Total expenses[6]	1.56%	1.59%	1.54%	1.62%	1.86%	1.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.56%	1.55%	1.53%	1.52%	1.54%	1.50%

Portfolio turnover rate	104%	54%	89%	71%	99%	94%

26      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less then $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	1.56%
Year Ended October 31, 2012	1.59%
Year Ended October 31, 2011	1.55%
Year Ended October 29, 2010	1.62%
Year Ended October 31, 2009	1.87%
Year Ended October 31, 2008	1.56%

See accompanying Notes to Financial Statements.

27      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS /(Continued)

Class Y	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009	Year Ended October 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$32.20	$30.78	$30.08	$24.79	$20.18	$43.17

Income (loss) from investment operations:
Net investment income[2]	0.10	0.19	0.12	0.06	0.12	0.14
Net realized and unrealized gain (loss)	5.62	1.23	0.58	5.23	4.50	(19.42)

Total from investment operations	5.72	1.42	0.70	5.29	4.62	(19.28)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(3.71)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.13)	0.00	0.00	0.00	(0.01)	(3.71)

Net asset value, end of period	$37.79	$32.20	$30.78	$30.08	$24.79	$20.18

Total Return, at Net Asset Value[3]	17.81%	4.62%	2.33%	21.34%	22.91%	(48.73)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,325	$63,259	$100,231	$101,045	$76,153	$72,540

Average net assets (in thousands)	$53,925	$85,178	$102,025	$120,886	$76,732	$93,084

Ratios to average net assets:[4]
Net investment income	0.58%	0.60%	0.35%	0.21%	0.57%	0.43%
Total expenses[5]	0.96%	0.92%	1.00%	0.91%	0.93%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	0.92%	0.99%	0.90%	0.92%	0.76%

Portfolio turnover rate	104%	54%	89%	71%	99%	94%

28      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2013	0.96%
Year Ended October 31, 2012	0.92%
Year Ended October 31, 2011	1.01%
Year Ended October 29, 2010	0.91%
Year Ended October 31, 2009	0.94%
Year Ended October 31, 2008	0.76%

See accompanying Notes to Financial Statements.

29      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Small- & Mid- Cap Value Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

30      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

1. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended October 31, 2012, the Fund utilized $47,355,679 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2017	$718,684,958

As of April 30, 2013, it is estimated that the capital loss carryforwards would be $404,278,994 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2013, it is estimated that the Fund will utilize $314,405,964 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

31      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$1,356,946,032

Gross unrealized appreciation	$112,297,526
Gross unrealized depreciation	(12,462,084)

Net unrealized appreciation	$99,835,442

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,664
Payments Made to Retired Trustees	56,174
Accumulated Liability as of April 30, 2013	406,584

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair

32      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

1. Significant Accounting Policies (Continued)

market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

33      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

34      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third- party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

35      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stock
Consumer Discretionary	$177,329,648	$—	$—	$177,329,648
Consumer Staples	65,490,036	—	—	65,490,036
Energy	120,222,995	—	—	120,222,995
Financials	378,911,037	—	—	378,911,037
Health Care	126,818,354	—	—	126,818,354
Industrials	218,688,530	—	—	218,688,530
Information Technology	173,792,549	—	—	173,792,549
Materials	42,909,986	—	—	42,909,986
Telecommunication Services	12,888,534	—	—	12,888,534
Utilities	117,044,499	—	—	117,044,499
Investment Company	22,685,306	—	—	22,685,306

Total Assets	$1,456,781,474	$—	$—	$1,456,781,474

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

36      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2013		Year Ended October 31, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	2,027,235	$69,834,108	3,843,493	$116,896,841
Dividends and/or distributions reinvested	24,509	781,103	—	—
Redeemed	(5,347,665)	(180,185,752)	(15,488,600)	(471,477,168)

Net decrease	(3,295,921)	$(109,570,541)	(11,645,107)	$(354,580,327)

Class B
Sold	44,730	$1,327,937	191,704	$4,968,839
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(543,213)	(15,666,635)	(1,506,123)	(38,997,796)

Net decrease	(498,483)	$(14,338,698)	(1,314,419)	$(34,028,957)

Class C
Sold	554,191	$16,159,282	1,083,515	$28,086,658
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,378,371)	(39,496,352)	(3,394,457)	(87,783,210)

Net decrease	(824,180)	$(23,337,070)	(2,310,942)	$(59,696,552)

Class I
Sold	320	$11,532	54,699	$1,668,516
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	(17)	(54,395)	(1,755,884)

Net increase (decrease)	320	$11,515	304	$(87,368)

Class N
Sold	371,639	$12,319,472	949,348	$27,694,166
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,057,727)	(34,183,190)	(2,630,950)	(76,589,155)

Net decrease	(686,088)	$(21,863,718)	(1,681,602)	$(48,894,989)

Class Y
Sold	217,976	$7,639,177	708,620	$22,223,879
Dividends and/or distributions reinvested	5,962	194,843	—	—
Redeemed	(989,146)	(34,759,991)	(2,000,389)	(61,846,515)

Net decrease	(765,208)	$(26,925,971)	(1,291,769)	$(39,622,636)

1. For the year ended October 31, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from February 28, 2012 (inception of offering) to October 31, 2012 for Class I shares.

37      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended April 30, 2013, were as follows:

	Purchases	Sales

Investment securities	$1,417,037,695	$1,533,517,263

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $400 million	0.80%
Next $400 million	0.75
Next $1.2 billion	0.60
Next $4.0 billion	0.58
Over $6.0 billion	0.56

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

38      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class C	$9,269,676
Class N	4,793,921

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

April 30, 2013	$130,116	$1,181	$33,811	$6,366	$80

39      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended April 30, 2013, the Manager waived fees and/or reimbursed the Fund $32,717 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended April 30, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$65,440
Class B	42,856

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed

40      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

6. Pending Litigation (Continued)

in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

41      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Mary Ann Tynan, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder Servicing
Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered Public
Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

43      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

44      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

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Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

45      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RS0251.001.0413 June 21, 2013

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 6/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 6/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 6/11/2013